                                December 31, 2000

                       Semi-Annual Report to Shareholders
                                       of

                               [FIRST FUNDS LOGO]

                      Discipline, Consistency, Patience(R)

                               Investment Adviser

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

Dear Shareholders:

With over 10,000 direct shareholders and thousands of others who invest through employer sponsored retirement plans and trust accounts, First Funds continues to grow. Our recognition, not only by investors, but by the media has generated pride in our fund family.

Perhaps the most exciting recent recognition was the #1 ranking of the First Funds Growth & Income Portfolio Classes I and II by Lipper, Inc., a mutual fund survey company. Lipper, Inc., a Reuters Company, ranks mutual funds based on total return performance within a universe of funds similar in investment objective.

                  FIRST FUNDS GROWTH & INCOME PORTFOLIO CLASS I

   #1 performance ranking by Lipper, Inc. since inception in the institutional large-cap value equity funds category.


 13 out of 85 funds, 1 out of 49 funds, and 1 out of 18 funds for the 1 year, 3 year, and since inception (8/31/93) periods ended 12/31/00, respectively.


                 FIRST FUNDS GROWTH & INCOME PORTFOLIO CLASS II

      #1 performance ranking by Lipper, Inc., since inception in the retail large-cap value equity funds category.

 50 out of 303 funds, 5 out of 209 funds, and 1 out of 142 funds for the 1 year, 3 year, and since inception (12/20/95) periods ended 12/31/00, respectively.

Under a separate but equally important asset class, one of our fixed income funds received favorable recognition from Lipper, Inc. The First Funds Intermediate Bond Portfolio Class II was ranked in the top 6% of its category for 1 year performance.


                FIRST FUNDS INTERMEDIATE BOND PORTFOLIO CLASS II

        Top 6% performance ranking by Lipper, Inc., for the 1 year period in the retail short-intermediate debt funds category.

              9 out of 56 and 5 out of 77 funds for the 1 year and
                since inception (3/9/98) periods ended 12/31/00.

          REMEMBER, PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN CONTINUED
--------------------------------------------------------------------------------

The First Funds Growth & Income Portfolio and its fund managers Edward Goldstein and David Thompson are to be commended for the results achieved in 2000 during considerable turbulence in the financial market place. These achievements resulted in Goldstein and Thompson being quoted in a number of publications and giving several radio interviews during the second half of 2000. Feature articles appeared in the Financial Times (Nov. 18, 2000) and in Investor's Business Daily (Dec. 13, 2000). S&P Adviser, a publication intended for financial professionals, also interviewed the fund managers of the Growth & Income Portfolio in October. The investment management team was also featured on Memphis' WMC AM's "One for the Money" radio show in November and December.

In September, the "One for the Money" radio show featured Ted Flickinger, Jr., and Ralph Herbert, portfolio managers of the Tennessee Tax-Free Portfolio and the Intermediate Bond Portfolio.

In our June annual report, we featured the First Funds Capital Appreciation management change. Delaware Investments has been managing the small-cap fund since June 2000 and we're happy to report that the fund has continued to outperform its benchmark, the Russell 2000 Growth Index. For performance returns on the fund and its comparison index, please see page viii for details.

Of course there's more news to report in the pages to follow. We encourage you to learn about all of the portfolios and what has taken place in the financial markets during the six months ended December 31, 2000. This semi-annual report includes performance comparison graphs, portfolio holdings and details, financial statements and the accompanying notes.

You can also view the current Morningstar Rating(TM) Information of our fund family by visiting www.firstfunds.com. Our website is updated continuously with a variety of information that includes daily prices, performance and more. You may also call us at 1-800-442-1941, option 1 for literature requests and for more information on First Funds.

Thank you for allowing us to manage your First Funds investments.


Sincerely,

/s/ Richard C. Rantzow

Richard C. Rantzow
Chairman, Board of Trustees


FIRST FUNDS

-  Are NOT insured by the FDIC or any other governmental agency.

- Are NOT bank deposits or other obligations of or guaranteed by First Tennessee Bank National Association or any of its affiliates.

- Involve investment risks, including the possible loss of the principal amount invested.

--------------------------------------------------------------------------------
FIRST FUNDS GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------

[PHOTO]

GROWTH & INCOME PORTFOLIO MANAGERS
EDWARD GOLDSTEIN AND DAVID THOMPSON, CFA

Mr. Goldstein is Executive Vice President of Memphis, Tennessee-based Highland Capital Management Corp., sub-adviser to the Portfolio. After graduating from Boston University in 1971, he went on to receive his MBA from Columbia University in 1976. Joining Goldman, Sachs & Company in New York in 1976, he became a vice president in the international department with responsibility for Japan, the Middle East and Latin America. Mr. Goldstein joined Highland Capital in 1989, and has been a portfolio manager for the portfolio since 1994.

Mr. Thompson is Senior Vice President with Highland Capital Management Corp. and is a Chartered Financial Analyst. After graduating from the University of Mississippi in 1981, he worked as an analyst for Gulf Oil for three years, then went on to receive his MBA from the University of North Carolina in 1986. With nine years of experience managing both individual and institutional investment portfolios at major regional banks, Mr. Thompson joined Highland Capital's equity team in 1995.

SIX MONTHS IN REVIEW

MARKET REVIEW

The second half of calendar year 2000 was not very kind to equity investors. Six consecutive interest-rate hikes by the Federal Reserve (the last in May 2000) began to take their toll on the economy. Increasingly, businesses reduced their capital spending, while consumers lost confidence and curtailed their spending. As the rate of economic expansion slowed, so did corporate earnings growth. Indeed, during the July-to-September quarter, the equity markets underwent an abrupt shift, as companies (especially technology and telecommunications enterprises) that had been accustomed to exceeding earnings estimates began announcing earnings warnings and estimate reductions. Such warnings emanated from Intel, Nokia, and Lexmark and help to explain a 7.3% third-quarter loss for the technology-laden NASDAQ Index. The S&P 500 Index lost 0.97% in the quarter. Another worry in the third quarter was rapidly escalating prices for crude oil and natural gas, which cut into consumers' discretionary incomes and increased operating costs for business, particularly manufacturing companies.


COMPARISON OF CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS GROWTH & INCOME PORTFOLIO (CLASS I) AND THE S&P 500.


                                  [LINE GRAPH]


                                               12/31/00
                                              -----------
Growth & Income Portfolio (Class I)           $ 3,124,217
S&P 500                                       $ 2,544,526

Please note: Class I inception is August 2, 1993. Minimum investment for Class I is $750,000. Past performance is not predictive of future results.*
Does not reflect the effect of taxes.

--------------------------------------------------------------------------------
FIRST FUNDS GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS GROWTH & INCOME PORTFOLIO (CLASS II) AND THE S&P 500.

                                  [LINE GRAPH]

                                               12/31/00
                                              -----------
Growth & Income Portfolio (Class II)          $ 26,888
S&P 500                                       $ 23,601

Please note: Class II inception is December 20, 1995. Class II is subject to a maximum initial front-end sales load of 5.75% and $9,425 is the net initial investment after the sales load is deducted. Past performance is not predictive of future results.* Does not reflect the effect of taxes.

Higher energy prices, in combination with a very tightly contested presidential election and a slowing economy, led to a market fall in the fourth quarter. The NASDAQ continued to drop, losing almost 31% in market value in the final three months of 2000. The S&P 500 declined by 7.8% in the same period. In short, after enjoying five consecutive years of very strong performance, the markets finally succumbed to the reality of excessive valuations and more moderate earnings growth rates.

PORTFOLIO UPDATE

During this six-month period, the portfolio was overweighted in the financial and healthcare sectors, two areas of the economy that did well in 2000 and, we believe, will continue to deliver good results in 2001. Many financial stocks stand to benefit from interest-rate cuts by the Federal Reserve. For example, lower rates attract borrowers, allowing banks to make more loans. Declining interest rates also allow bond yields to fall. Since bond prices and yields move in opposite directions, this can be good news for major bond investors, such as insurance companies.

As for healthcare, the quality and consistency of earnings growth among pharmaceuticals should make them stand out in a period of moderating earnings growth. Under such circumstances, the market generally places a premium on companies that can grow earnings well above the average.


                            GROWTH & INCOME PORTFOLIO

                   INVESTMENT PROFILE AS OF DECEMBER 31, 2000

                                  [PIE CHART]


Telecommunications              6.6%
Money Market Mutual Funds       5.7%
Consumer Cyclicals              7.0%
Consumer Staples               12.8%
Capital Goods                   2.2%
Energy                          3.5%
Finance & Insurance            25.0%
Healthcare                     19.1%
Technology                     18.1%



Although the portfolio was and is underweighted in the technology group, we have been adding to positions with the recent drop in NASDAQ. Our belief is that the sector will continue to face earnings challenges in 2001 as the economy slows. But the cumulative effect of lower interest rates should trigger a pickup in capital spending in 2002 and foster earnings growth for much of the group at that time.

--------------------------------------------------------------------------------
FIRST FUNDS GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS GROWTH & INCOME PORTFOLIO (CLASS III) AND THE S&P 500.

                                  [LINE GRAPH]

                                               12/31/00
                                              -----------
Growth & Income Portfolio (Class III)         $ 36,842
S&P 500                                       $ 32,541

PLEASE NOTE: CLASS III INCEPTION IS DECEMBER 9, 1993. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.* DOES NOT REFLECT THE EFFECT OF TAXES.

CURRENT STRATEGY AND OUTLOOK

For the first time in a decade, we are facing the prospect of a truly slowing economy. The word "recession" is now being used more frequently and with more credibility than anyone would have suspected six months ago. At this point, earnings growth projections for the S&P 500 have been scaled back to a much lower level than in the recent past: 0% to 8% per year. Due to the strong earnings growth enjoyed through the first nine months of 2000, earnings comparisons in 2001 will be difficult.

As we mentioned above, the Federal Reserve has already embarked on cutting rates to provide impetus to the economy. However, the Fed will need to continue to cut rates if it is to reassure the stock market that earnings growth will improve in 2002. Given that the economic indicators continue to deteriorate, we believe the Fed will indeed make additional cuts.

We anticipate that the market will remain volatile in the first half of the year, then improve in the second half as investors begin to take into account better prospects for corporations in 2002. Despite the upturn, we look for the markets to deliver a total return more in line with the 11% long-term average than the 20%+ we have seen in recent years. In the interim, while many companies struggle to hit earnings targets, good individual stock selection will be more important than ever to achieving solid returns, and we will continue to focus on individual companies and their ability to grow earnings in any economic climate.


GROWTH & INCOME PORTFOLIO


               Cumulative            Average Annual
              Total Return*           Total Return*
                  SINCE                               SINCE
                INCEPTION    1 YEAR      5 YEAR     INCEPTION
---------------------------------------------------------------
CLASS I          316.55%     10.66%      23.27%      21.21%

CLASS II         287.10%      3.99%      21.45%      20.01%

CLASS III        285.00%      8.53%      21.94%      19.93%

CLASS IV         284.38%      4.51%      21.72%      19.90%

S&P 500          239.27%     (9.09)%     16.51%      17.90%


* Total Returns are for the period ended 12/31/2000 and reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect, and any expense reimbursements. Without the fee waivers and expense reimbursements, the Total Return figures would have been lower. Portfolio inception date is 8/2/1993. On 12/9/1993, the Portfolio commenced sales of Class III shares, which include a .75% distribution fee and a .25% shareholder services fee. Performance information prior to 12/9/1993 for Class III shares is based on the performance of Class I shares and does not reflect the effects of these fees, which, if included, would lower Class III performance. Quotation of Class III performance reflects a 1% Deferred Sales Load applied to redemptions made during the first year after purchase. Without this load, the figures quoted would have been 9.53% for 1 Year. The Portfolio commenced sales of Class II shares on 12/20/1995, which include a .25% shareholder services fee. Class II performance shown is based on a maximum 5.75% initial sales charge. Performance information for Class II shares prior to their inception date is based on the performance of Class I shares and does not reflect the effects of these fees which, if included, would lower Class II performance. The Portfolio commenced sales of Class IV shares on 8/3/1999. These shares include a 1.00% distribution fee. Performance information for Class IV shares prior to their inception reflect applicable Class III and Class I performance data. Class IV performance shown is net of CDSC. Class IV shares of the Portfolio are subject to a 5.00% CDSC which declines to 0.00% for shares held up to six years. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                  THE ANALYSTS-PORTFOLIO MANAGERS HAVE A TOTAL
                     OF 115 YEARS OF INVESTMENT EXPERIENCE.

[PHOTO]

SEATED (L-R):
LORI P. WACHS - Analyst-Portfolio Manager - Consumer & Retail
STEVEN T. LAMPE - Analyst-Portfolio Manager - Business & Financial Services

STANDING (L-R):
JOHN A. HEFFERN - Analyst-Portfolio Manager - Business & Financial Services JEFFREY W. HYNOSKI - Analyst-Portfolio Manager- Technology
GERALD S. FREY - Analyst-Senior Portfolio Manager - Technology & Healthcare MARSHALL T. BASSETT - Analyst-Portfolio Manager - Consumer & Retail


NOT PICTURED:
FRANCIS J. HOUGHTON, JR. - Analyst-Senior Portfolio Manager - Healthcare BARRY GLADSTEIN - Analyst-Portfolio Manager - Quantitative Analysis

SIX MONTHS IN REVIEW

MARKET REVIEW

Concerns about future economic growth resulted in negative returns for many major indices in the second half of the year 2000. Growth stocks were particularly hard hit as investors grew increasingly concerned about whether fast-growing companies could deliver increases in sales and earnings in the face of a weakening overall economy. The NASDAQ Composite Index lost more than 37% during the six-month period, and was off more than 50% from its all-time high set in March 2000.

PORTFOLIO UPDATE

Over 70% of the portfolio's stocks are traded on the NASDAQ exchange, which is heavily laden with the market's worst-performing group during the period: technology stocks. As the equity markets did an

COMPARISON OF CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO (CLASS I) AND THE RUSSELL 2000 GROWTH INDEX.

                                  [LINE GRAPH]

                                               12/31/00
                                              -----------
Capital Appreciation Portfolio (Class I)      $ 1,059,562
Russell 2000 Growth Index                     $   835,594

Please note: Class I inception is September 2, 1997. Minimum investment for Class I is $750,000. Past performance is not predictive of future results.* Does not reflect the effect of taxes.

--------------------------------------------------------------------------------
FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO (CLASS II) AND THE RUSSELL 2000 GROWTH INDEX.

                                  [LINE GRAPH]

                                               12/31/00
                                              -----------
Capital Appreciation Portfolio (Class II)     $ 13,253
Russell 2000 Growth Index                     $ 10,318

Please note: Class II inception is October 2, 1997. Class II is subject to a maximum initial front-end sales load of 5.75% and $9,425 is the net initial investment after the sales load is deducted. Past performance is not predictive of future results.* Does not reflect the effect of taxes.

about-face, the best-performing stocks late in 1999 and early in 2000-primarily technology and telecommunications issues-were the hardest hit in the latter part of 2000. Crossworlds Software, Tut Systems, and Exchange Application are three examples of technology companies held in the portfolio that experienced substantial declines during the period.* Behind the losses were increasingly strong concerns about future growth prospects for these companies. All three enterprises supply technology-related products or services to businesses, and a slower economy does not bode well for capital spending by their customers.

As the market began to anticipate an overall economic slowdown, other sectors were impacted as well. The stocks of executive-search firm Heidrick & Struggles and retailers such as Tweeter Home Entertainment Group, Inc. and Too, Inc. all suffered during the period, based on expectations that sales and earnings would not meet analysts' projections.*

Despite the overall weakness of the major markets, many companies posted sizable gains during the period. Financial stocks such as Doral Financial Corp and Radian Group (3.53% and 3.17% respectively, of net assets at 12/31/00) were among the best-performing holdings in the portfolio during the period. In fact, an overweighting in the financial sector in general contributed to the portfolio's relative outperformance. Other companies that posted strong returns included Hibbett Sporting Goods, Stanford Microdevice and Cima Labs (2.09%, 1.75% and 4.37% respectively, of net assets At 12/31/00). Each gained more than 50% in price during the six-month period.

                         CAPITAL APPRECIATION PORTFOLIO
                   INVESTMENT PROFILE AS OF DECEMBER 31, 2000

                                  [PIE CHART]

U.S. Gov't Agencies & Obligations               8.8%
Capital Goods                                   4.8%
Consumer Cyclicals                             11.2%
Consumer Non-Cyclicals                          1.0%
Consumer Staples                               10.7%
Financials                                     27.5%
Healthcare                                     14.0%
Technology                                     22.0%


* Stocks not held in the portfolio as of 12/31/00.

--------------------------------------------------------------------------------
FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO (CLASS III) AND THE RUSSELL 2000 GROWTH INDEX.


                                  [LINE GRAPH]

                                               12/31/00
                                              -----------
Capital Appreciation Portfolio (Class III)    $ 12,924
Russell 2000 Growth Index                     $ 10,318

Please note: Class III inception is October 2, 1997. Past performance is not predictive of future results.* Does not reflect the effect of taxes.

CURRENT STRATEGY AND OUTLOOK

It is our opinion that the U.S. economy will continue to lose momentum, and near-term economic growth will fall short of the levels posted in recent years. Even in this scenario, however, there will be companies that continue to post gains in sales and earnings. We will maintain our focus on those companies most likely to deliver such gains.


CAPITAL APPRECIATION PORTFOLIO


                    Cumulative           Average Annual
                   Total Return*          Total Return*

                       SINCE                         SINCE
                     INCEPTION       1 YEAR        INCEPTION
------------------------------------------------------------
CLASS I              41.26%          9.88%          10.93%

CLASS II             25.06%          2.95%           7.13%

CLASS III            29.26%          7.58%           8.22%

CLASS IV             27.75%          4.23%           7.83%

RUSSELL 2000         11.41%        (22.44)%          3.30%
GROWTH INDEX

*Total Returns are for the period ended 12/31/00 and reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the Total Return figures would have been lower. Class I inception date is 9/2/1997. The Portfolio commenced sales of Class II shares on 10/2/1997. These shares include a .25% shareholder services fee. Class II performance shown is based on a maximum 5.75% initial sales charge. On 10/2/1997, the Portfolio commenced sales of Class III shares, which include a .75% distribution fee and a .25% shareholder services fee. Quotation of Class III performance reflects a 1% Deferred Sales Load applied to redemptions made during the first year after purchase. Without this load, the figures quoted would have been 8.58% for 1 Year. The Portfolio commenced sales of Class IV shares on 8/3/1999. These shares include a 1.00% distribution fee. Class IV shares of Capital Appreciation prior to their inception reflect applicable Class III performance data. Class IV performance shown is net of CDSC. Class IV shares of the Portfolio are subject to a 5.00% CDSC which declines to 0.00% for shares held up to six years. Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
FIRST FUNDS BOND PORTFOLIO
--------------------------------------------------------------------------------


[PHOTO]

BOND PORTFOLIO MANAGERS
JAMES TURNER AND STEVEN WISHNIA

Mr. Turner is Senior Vice President with Highland Capital Management Corp., the sub-adviser to the portfolio. A 1959 graduate of the U.S. Military Academy, he received a master's of science degree from Stanford University in 1964. Mr. Turner was a vice president in the Trust Investment Department of FirsTier Bank, N.A. in Omaha, Nebraska from 1979 through 1986. In 1986 he joined First Tennessee Investment Management, and was part of that group's merger with Highland Capital in 1994. He has managed/co-managed the portfolio since 1993.

Mr. Wishnia is President of Highland Capital Management Corp. A 1972 graduate of Pace University, Mr. Wishnia was Treasurer of S.G. Securities, a closed-end fund in Boston, MA from 1973 to 1975, prior to joining Highland Investment Corporation, the predecessor firm to Highland Capital. Mr. Wishnia was a co-founder of Highland Capital in 1987; he has co-managed the portfolio since 1994.

SIX MONTHS IN REVIEW

MARKET REVIEW

The last half of the year 2000 saw a noticeable rally in the bond market. Yields declined for bonds across the entire maturity sprectrum. For instance, rates on 2-, 10- and 30-year Treasuries fell 1.50%, 1.12%, and 0.55%, respectively. Because bond yields and bond prices move in opposing directions, prices rose accordingly. The trend was particularly pronounced in the final two months of the year, when nearly 60% of the gains occurred.

The above-average returns for bonds were due primarily to the rapid deceleration of the U.S. economy. In the twelve months ended June 30, 2000, gross domestic product in the United States grew at an annualized rate of 6.0%. In the third quarter of 2000 (July - September), the rate slowed to just 2.4%. The apparent cause was a consumer unwilling to spend as before, due to rising energy bills, the decline in stocks, and relatively high levels of debt.


COMPARISON OF CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS BOND PORTFOLIO (CLASS I) AND THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX.

                                  [LINE GRAPH]

                                               12/31/00
                                              -----------
Bond Portfolio (Class I)                      $ 1,194,919
Lehman Brothers Gov't/Credit Index            $ 1,166,760


Please note: Class I inception is August 2, 1993. Minimum investment for Class I is $750,000. Past performance is not predictive of future results.* Does not reflect the effect of taxes.

--------------------------------------------------------------------------------
FIRST FUNDS BOND PORTFOLIO
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS BOND PORTFOLIO (CLASS II) AND THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX.

                                  [LINE GRAPH]

                                               12/31/00
                                              -----------
Bond Portfolio (Class II)                     $ 13,728
Lehman Brothers Gov't/Credit Index            $ 12,630


Please note: Class II inception is December 20, 1995. Class II is subject to a maximum front-end initial sales load of 3.75% and $9,625 is the net initial investment after the sales load is deducted. Past performance is not predictive of future results.* Does not reflect the effect of taxes.

Inflation remained mild throughout the period, and the receding economy suggested that it would continue that way, since a slower economy may alleviate the pressure to increase wages. This positive inflation scenario gave the bond market a leg up. In addition, shorter-term bonds received a boost because of investor perceptions that the Federal Reserve would be compelled to reduce short-term rates to stimulate the economy.

Agency securities gained 8.30% during the period; Treasuries, 7.73%; and corporate securities, 6.23%. Agencies benefited from diminished concerns that Congress might restrict the lending activities of organizations like the Federal National Mortgage Association. Treasuries continued to get a lift from a Treasury Department program that is using the federal budget surplus to buy back long-term Treasury bonds. And both Treasuries and agencies were helped by investors moving out of relatively weak corporate bonds. High-quality or high-yield, the majority of corporate bonds struggled against the concern that, in a decelerating economy, businesses might have a more difficult time meeting the interest obligations on their bonds. However, near year-end it seemed increasingly likely that the Fed would cut interest rates, and investors began moving funds back into the corporate sector. Consequently, corporate bond performance improved in December.

PORTFOLIO UPDATE

During this six-month period, we increased the portfolio's allocations to agency and corporate bonds by approximately 2.5% and 4.5%, respectively. We used proceeds from the sale of Treasuries and from maturing bonds to fund these new purchases. Much of the increase in corporate bonds occurred in December, in anticipation of lowering interest rates by the Fed that we believed would give the corporate sector a boost.

                                 BOND PORTFOLIO
                   INVESTMENT PROFILE AS OF DECEMBER 31, 2000

MONEY MARKET MUTUAL FUND                1.0%

U.S. GOV'T & AGENCY OBLIGATIONS        33.0%

INDUSTRIALS                            30.0%

UTILITIES                              13.0%

FINANCIALS                             22.0%

MORTGAGES                               1.0%


CURRENT STRATEGY AND OUTLOOK

Estimates of the economic growth rate in 2001 now range from outright recession (i.e., no growth or

--------------------------------------------------------------------------------
FIRST FUNDS BOND PORTFOLIO
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS BOND PORTFOLIO (CLASS III) AND THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX.

                                  [LINE GRAPH]

                                               12/31/00
                                              -----------
Bond Portfolio (Class III)                    $ 15,633
Lehman Brothers Gov't/Credit Index            $ 14,068

Please note: Class III inception is December 2, 1993. Past performance is not predictive of future results.* Does not reflect the effect of taxes.

economic contraction for at least two consecutive calendar quarters) to gains of 1% or 2%. Meanwhile, there appears to be a general expectation that the Fed will reduce key short-term interest rates by 1.00% to 1.50%. Finally, inflation is expected to remain relatively tame.

Because bond yields already have come down substantially (in anticipation of the above-mentioned Fed easing), we expect very little in the way of further declines and have structured the portfolio accordingly. More specifically, the portfolio has an above-average weighting in corporate bonds, which currently offer more yield than government or agency securities.

Provided the economy does not slip into a recession, corporate bonds should do well in an environment of mild inflation and falling interest rates, and they should have more price-appreciation potential than government securities.


BOND PORTFOLIO


                  Cumulative         Average Annual
                 Total Return*        Total Return*

                    SINCE                             SINCE
                  INCEPTION    1 YEAR    5 YEAR     INCEPTION
--------------------------------------------------------------
CLASS I            55.54%     11.26%      5.63%      6.16%

CLASS II           49.96%      6.66%      5.33%      5.63%

CLASS III          43.62%      9.23%      5.00%      5.29%

LEHMAN BROS.       59.32%     11.84%      5.64%      6.48%
GOV'T/CREDIT
INDEX

*Total Returns are for the period ended 12/31/00 and reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the Total Return figures would have been lower. Portfolio inception date is 8/2/1993. On 12/2/1993, the Portfolio commenced sales of Class III shares, which include a .50% distribution fee and a .25% shareholder services fee. Performance information prior to 12/2/1993 for Class III is based on the performance of Class I shares and does not reflect the effects of these fees, which, if included, would lower Class III performance. Quotation of Class III performance reflects a 1% Deferred Sales Load applied to redemptions made during the first year after purchase. Without this load, the figures quoted would have been 10.23% for 1 Year. The Portfolio commenced sales of Class II shares on 12/20/1995. These shares include a .25% shareholder services fee. Class II performance shown is based on a maximum 3.75% initial sales charge. Performance information for Class II shares prior to their inception date is based on the performance of Class I shares and does not reflect the effects of these fees which, if included, would lower Class II performance. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
FIRST FUNDS INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------

[PHOTO]

INTERMEDIATE BOND PORTFOLIO MANAGERS
RALPH W. HERBERT AND TED L. FLICKINGER, JR.

Mr. Herbert is Vice President for Martin & Company, the sub-adviser to the portfolio. He is a graduate of the University of Tennessee and in 1979 he began his career with First American Bank. In 1987 he joined Culver Securities as a municipal debt underwriter and two years later became portfolio manager for Valley Fidelity Bank. That bank merged with First Tennessee Bank in 1991. Mr. Herbert joined Martin & Company in 1998 when the firm became a subsidiary of First Tennessee National Corporation.

Mr. Flickinger is Executive Vice President for Martin & Company and is a Chartered Financial Analyst. Prior to joining the firm in 1990, he was an assistant manager of the investment department of Home Federal Bank of Tennessee for six years. His 22-year career includes management positions in the investment departments of The Park National Bank and Fidelity Federal Savings and Loan of Knoxville.

SIX MONTHS IN REVIEW

MARKET REVIEW

The U.S. economy began to slow during the second half of 2000 and evidence of the deceleration mounted steadily in the fourth quarter of the year. Economic growth, as measured by gross domestic product (GDP), fell to an annualized rate of 2.4% in the third quarter of 2000, or less than half the rate achieved in the second quarter. Consumer spending declined, contributing to a falloff in sales of durable goods. As a result, business inventory levels grew, forcing businesses to reduce industrial production and lay off workers. The number of newly unemployed rose from 250,000 in the spring of 2000 to more than 375,000 in December. Consumer confidence began to slide in December, just in time to dampen holiday spending. Meanwhile, analysts consistently cut 2001 earnings estimates for many companies.

Until the end of the six-month period, the Federal Reserve (the Fed) left interest rates unchanged. Since mid-1999, the Fed had elevated interest rates in an attempt to cool down the economy and stave off the possibility of higher inflation. Rising oil prices, which

COMPARISON OF CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS INTERMEDIATE BOND PORTFOLIO (CLASS I) AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX.

                                  [LINE GRAPH]

                                                            12/31/00
                                                          -----------
Intermediate Bond Portfolio (Class I)                      $887,903
Lehman Brothers Intermediate Gov't/Credit Index            $886,416

Please note: Class I inception is March 2, 1998. Minimum investment for Class I is $750,000. Past performance is not predictive of future results.* Does not reflect the effect of taxes.

--------------------------------------------------------------------------------
FIRST FUNDS INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS INTERMEDIATE BOND PORTFOLIO (CLASS II) AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX.

                                  [LINE GRAPH]

                                                            12/31/00
                                                          -----------
Intermediate Bond Portfolio (Class II)                     $ 11,856
Lehman Brothers Intermediate Gov't/Credit Index            $ 11,416


Please note: Class II inception is March 9, 1998. Class II is subject to a maximum initial front-end sales load of 2.50% and $9,750 is the net initial investment after the sales load is deducted. Past performance is not predictive of future results.* Does not reflect the effect of taxes.

can contribute to higher costs for many goods and services, were likely one reason they maintained their tight monetary policy in 2000, despite the evidence of an economy turning sluggish. Then, at its December 19th meeting, the Fed shifted its stance, indicating that it might ease (i.e., reduce rates) in the future to stimulate spending and investment and thereby combat the deteriorating economic conditions.

Anticipating an end to interest-rate hikes, investors allowed bond yields to fall over the six months; prices rose. At the same time, downward revisions in corporate earnings estimates sent investors looking for alternatives to equities. Demand for bonds increased, while the sustained repurchase of long-term government debt by the U.S. Treasury reduced the overall supply of bonds. All of these factors helped the bond market rally.

PORTFOLIO UPDATE

Real returns for bonds (i.e., returns in excess of inflation) fell from 3.0% to 2.3% as the six months progressed. While it made sense to assume the additional interest-rate risk associated with longer-term bonds at the beginning of the period - when they were providing yields that exceed inflation by 3.0% - it was less beneficial to do so as the additional yield over inflation moved closer to 2.0%. Therefore, we increased our focus on bonds with shorter maturities and other securities that are less sensitive to interest-rate movements. As a result, the portfolio's duration declined from 110%, or 10% greater than that of its benchmark index, to 95%, or 5% less than the index. Duration, which reflects the maturities and other features of the bonds in a portfolio, is a measure of the portfolio's sensitivity to changing interest rates. The lower the duration, the less the sensitivity.

                          INTERMEDIATE BOND PORTFOLIO
                   INVESTMENT PROFILE AS OF DECEMBER 31, 2000


MONEY MARKET MUTUAL FUND                0.4%

MORTGAGES                               0.1%

U.S. TREASURIES                        12.6%

U.S. GOV'T AGENCIES                    43.3%

INDUSTRIAL                             10.9%

UTILITIES                               6.6%

FINANCE                                24.2%

TRANSPORTATION                          1.9%

The portfolio benefited from an overweighting in intermediate agency securities. As the market gained strength during the six months, prices of agency securities rose more than those of comparable-maturity Treasury securities, and the intermediate agency sector of the market outperformed the index as a whole.

CURRENT STRATEGY AND OUTLOOK

Following the end of the reporting period, we reduced the duration of the portfolio yet again, to 90% of the benchmark. As the economy slows and interest rates

--------------------------------------------------------------------------------
FIRST FUNDS INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS INTERMEDIATE BOND PORTFOLIO (CLASS III) AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX.

                                  [LINE GRAPH]

                                                           12/31/00
                                                         -----------
Intermediate Bond Portfolio (Class III)                    $ 11,705
Lehman Brothers Intermediate Gov't/Credit Index            $ 11,422


Please note: Class III inception is May 19, 1998. Past performance is not predictive of future results.* Does not reflect the effect of taxes.

decline, the real returns on bonds continue to shrink, and the added benefit (i.e., the higher yield) of owning longer-maturity bonds is less and less. In short, investors cannot earn enough additional yield on longer-term bonds to compensate for the greater interest-rate risk they involve.

At this time, we believe that both agency and corporate securities are relatively inexpensive compared to Treasury securities and that they have more value than Treasuries. Thus, the portfolio remains overweight in both agency and corporate securities.

Going forward, investors may demand higher yields on long-term bonds, in order to bring real returns back to more acceptable levels. If this occurs, prices on long-term bonds will fall (since bond prices and their yields move in opposite directions). The portfolio, which is more squarely focused on intermediate-maturity issues, would not be greatly impacted by such a change and could outperform its peer group in that event.

INTERMEDIATE BOND PORTFOLIO


                    Cumulative          Average Annual
                   Total Return*         Total Return*

                       SINCE                         SINCE
                     INCEPTION       1 YEAR        INCEPTION
------------------------------------------------------------
CLASS I              18.18%         10.66%            6.07%

CLASS II             14.14%          7.42%            4.81%

CLASS III            14.22%          8.71%            5.20%

LEHMAN BROS.         18.39%         10.10%            6.13%
INTERMEDIATE
GOV'T/CREDIT
INDEX

*Total Returns are for the period ended 12/31/00 and reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the Total Return figures would have been lower. Class I inception date is 3/2/1998. The Portfolio commenced sales of Class II shares on 3/9/1998. These shares include a .25% shareholder services fee. Class II performance shown is based on a maximum 2.50% initial sales charge. On 5/19/1998, the Portfolio commenced sales of Class III shares, which include a .50% distribution fee and a .25% shareholder services fee. Quotation of Class III performance reflects a 1% Deferred Sales Load applied to redemptions made during the first year after purchase. Without this load, the figures quoted would have been 9.71% for 1 Year. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO
--------------------------------------------------------------------------------

[PHOTO]

TENNESSEE TAX-FREE PORTFOLIO MANAGERS
RALPH W. HERBERT AND TED L. FLICKINGER, JR.

Mr. Herbert is Vice President for Martin & Company, the sub-adviser to the portfolio. He is a graduate of the University of Tennessee and in 1979 he began his career with First American Bank. In 1987 he joined Culver Securities as a municipal debt underwriter and two years later became portfolio manager for Valley Fidelity Bank. That bank merged with First Tennessee Bank in 1991. Mr. Herbert joined Martin & Company in 1998 when the firm became a subsidiary of First Tennessee National Corporation.

Mr. Flickinger is Executive Vice President for Martin & Company and is a Chartered Financial Analyst. Prior to joining the firm in 1990, he was an assistant manager of the investment department of Home Federal Bank of Tennessee for six years. His 22-year career includes management positions in the investment departments of The Park National Bank and Fidelity Federal Savings and Loan of Knoxville.

SIX MONTHS IN REVIEW

MARKET REVIEW

The U.S. economy began to slow during the second half of 2000, and evidence of the deceleration mounted steadily in the fourth quarter of the year. Economic growth, as measured by gross domestic product (GDP), fell to an annualized rate of 2.4% in the third quarter of 2000, or less than half the rate achieved in the second quarter. Consumer spending declined, contributing to a falloff in sales of durable goods. As a result, business inventory levels grew, forcing businesses to reduce industrial production and lay off workers. The number of newly unemployed rose from 250,000 in the spring of 2000 to over 375,000 in December. Consumer confidence began to slide in December, just in time to dampen holiday spending. Meanwhile, analysts consistently cut 2001 earnings estimates for many companies.

Until the end of the six-month period, the Federal Reserve (the Fed) left interest rates unchanged. Since mid-1999, the Fed had elevated interest rates in an attempt to cool down the economy and stave off the

COMPARISON OF CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO (CLASS I) AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX.

                                  [LINE GRAPH]

                                               12/31/00
                                              -----------
Tennessee Tax-Free Portfolio (Class I)        $1,006,177
Lehman Brothers 10-Year Municipal Bond Index  $  970,615

Please note: Class I inception is December 15, 1995. Minimum investment for Class I is $750,000. Past performance is not predictive of future results.* Does not reflect the effect of taxes.

--------------------------------------------------------------------------------
FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO (CLASS II) AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX.

                                  [LINE GRAPH]


                                               12/31/00
                                              -----------
Tennessee Tax-Free Portfolio (Class II)       $   13,416
Lehman Brothers 10-Year Municipal Bond Index  $   12,492

Please note: Class II inception is December 29, 1995. Class II is subject to a maximum front-end initial sales load of 2.50% and $9,750 is the net initial investment after the sales load is deducted. Past performance is not predictive of future results.* Does not reflect the effect of taxes.

possibility of higher inflation. Rising oil prices, which can contribute to higher costs for many goods and services, were likely one reason they maintained their tight monetary policy in 2000, despite the evidence of a sluggish economy. Then, at its December 19th meeting, the Fed shifted its stance, indicating that it might ease (i.e., reduce rates) in the future to stimulate spending and investment and thereby combat the deteriorating economic conditions.

The municipal market was strong during the second half of calendar 2000, due to a very tight supply-demand relationship. On the demand side of the equation, a faltering stock market sent buyers looking for alternative sources of income, which they found in the rising yields of the bond market. On the supply side, municipalities with strong revenue streams and less need to turn to the debt markets to fund their activities; both new issuance and refinancings declined dramatically. With strong demand from both individual and institutional buyers and a relatively short supply, prices across the maturity spectrum soared. Since bond prices and their yields move in opposite directions, yields fell, by approximately 0.60%. Despite this, buyers flush with cash from selling stocks continued to invest.

PORTFOLIO UPDATE

Against this positive backdrop, we sold shorter-term, lower-coupon securities and used the proceeds to purchase issues with longer maturities and higher yields. As a result, we maintained an average maturity of 8.1 years and saw little change in the portfolio's duration, which is an indicator of its sensitivity to change interest rates.

                          TENNESSEE TAX-FREE PORTFOLIO
                   INVESTMENT PROFILE AS OF DECEMBER 31, 2000



MONEY MARKET MUTUAL FUND                0.4%

GENERAL OBLIGATIONS                    51.3%

HOSPITAL                               15.8%

HOUSING                                 1.0%

EDUCATION                               5.3%

UTILITY                                19.7%

GENERAL REVENUE                         4.1%

OTHER                                   2.4%

In addition, there were no significant changes in the sector allocation or average credit quality, despite a third-quarter downgrade of the State of Tennessee's general obligation bonds by the major national credit-rating organizations. Moody's Investors Service, Inc. and Standard & Poor's, Inc. each lowered the rating for these bonds by one notch, reflecting their concerns that a lack of sustainable new sources of revenue will negatively impact the state's fiscal health going forward. As a result of the downgrade, the portfolio's

--------------------------------------------------------------------------------
FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO (CLASS III) AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX.

                                  [LINE GRAPH]

                                               12/31/00
                                              -----------
Tennessee Tax-Free Portfolio (Class III)      $   13,416
Lehman Brothers 10-Year Municipal Bond Index  $   12,716


Please note: Class III inception is December 15, 1995. Past performance is not predictive of future results.* Does not reflect the effect of taxes.

percentage of AAA-rated bonds dropped from 52% to 44% (as of 12/31/00), and the portfolio's net asset value declined slightly.

CURRENT STRATEGY AND OUTLOOK

At this juncture, municipal bonds continue to be popular with investors, no doubt because their yields remain relatively high compared to those of taxable Treasury securities. For instance, 10-year AA general obligation municipal bonds are yielding 90% of the yield of the 10-year Treasury note, well above the historic average. If interest rates continue to fall (the Federal Reserve lowered rates by 0.50% in early January), we would expect municipal-bond yields to decline more than Treasury yields. Since bond yields and bond prices move in opposite directions, municipal bonds would then appreciate more in price than Treasuries. In that event, the relative increase in value, or incremental gain over Treasuries, would give a boost to the portfolio's net asset value.

TENNESSEE TAX-FREE PORTFOLIO


                 Cumulative             Average Annual
                Total Return*            Total Return*

                   SINCE                              SINCE
                 INCEPTION    1 YEAR      5 YEAR    INCEPTION
-------------------------------------------------------------
CLASS I             29.41%     8.31%       5.14%      5.24%

CLASS II            24.95%     5.42%       4.54%      4.54%

CLASS III           27.17%     6.70%       4.77%      4.88%

CLASS IV            26.79%     4.56%       4.54%      4.81%

LEHMAN BROS.        34.16%    10.75%       5.92%      5.99%
10-YEAR
MUNICIPAL
BOND INDEX

*Total Returns are for the period ended 12/31/00 and reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the Total Return figures would have been lower. Class I inception date is 12/15/1995. On 12/15/1995, the Portfolio also commenced sales of Class III shares, which include a .50% distribution fee. On 12/29/1995, the Portfolio commenced sales of Class II shares, which include a .10% shareholder services fee. Class II performance shown is based on a maximum 2.50% initial sales charge. Quotation of Class III performance reflects a 1% Deferred Sales Load applied to redemptions made during the first year after purchase. Without this load, the figures quoted would have been 7.70% for 1 Year. The Portfolio commenced sales of Class IV shares on 8/3/1999. These shares include a 0.70% distribution fee. Class IV shares prior to their inception reflect applicable Class III performance data. Class IV performance shown is net of CDSC. Class IV shares of the Tennessee Tax-Free Portfolio are subject to a 3.00% CDSC which declines to 0.00% for shares held up to five years. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT

DEFINITION OF COMMON TERMS

BASIS POINT

     Smallest measure of quoting yields on bonds and notes. One basis point is 0.01% of yield.

BOND RATINGS

     The quality of bonds can, to some degree, be determined from the ratings of the two most prominent rating services: Moody's and Standard & Poor's. The ratings are used by the government and industry regulatory agencies, the investing public, and portfolio managers as a guide to the relative security and value of each bond. The ratings are not used as an absolute factor in determining the strength of the pledge securing a particular issue. However, since Moody's and Standard & Poor's rate bonds on a fee basis, some issuers choose not to be rated. Many non-rated issues are sound investments. The rating symbols of the two services are shown in the accompanying table.


                    MOODY'S INVESTORS                   STANDARD & POOR'S CORP.
                    -----------------                   -----------------------
                    SERVICES, INC.                      (Plus (+) or minus (-))
                    --------------                      -----------------------
     Prime          Aaa                                 AAA
     Excellent      Aa                                  AA
     Good           A                                   A
     Average        Baa                                 BBB
     Fair           Ba                                  BB
     Poor           B                                   B
     Marginal       Caa                                 C

DIVIDEND

     Net income distributed to shareholders generated by securities in a Portfolio. The Bond, Intermediate Bond, Tennessee Tax-Free, and all the Money Market Portfolios pay dividends monthly. The Growth & Income Portfolio pays dividends quarterly and the Capital Appreciation Portfolio pays dividends annually.

GAIN (OR LOSS)

     If a stock or bond appreciates in price, there is an unrealized gain; if it depreciates there is an unrealized loss. A gain or loss is "realized" upon the sale of a security; if a Portfolio's net gains exceed net losses, there may be a capital gain distribution to shareholders. There could also be an ordinary income distribution if the net gain is short term or no distribution if there is a capital loss carryover.

GENERAL OBLIGATION BONDS

     General Obligation Bonds (GOs) are debt- backed by the general taxing power of the issuer. Payment of the obligation may be backed by a specific tax or the issuer's general tax fund. Examples of GOs include sidewalk bonds, sewer bonds and street bonds. These bonds are also known as full faith and credit bonds because the debt is a general obligation of the issuer.

INSURED BONDS

     Insured Bonds refer to municipal obligations which are covered by an insurance policy issued by independent insurance companies. The policies insure the payment of principal and/or interest of the issuer. Examples of such companies are MBIA (Municipal Bond Investors Assurance Corporation), and AMBAC (American Municipal Bond Assurance Corporation).

NET ASSET VALUE (NAV)

     NAV is the total value of all securities and other assets held by a portfolio, minus liabilities, divided by the number of shares outstanding. It is the value of a single share of a mutual fund on a given day. The total value of your investment would be the NAV multiplied by the number of shares you own.

REVENUE BONDS

     Revenue Bonds are issued to provide capital for the construction of a revenue-producing facility. The interest and principal payments are backed to the extent that the facility produces revenue to pay. Examples of revenue bonds include toll bridges, roads, parking lots and ports. The municipality is not obligated to cover debt payments on revenue bonds in default.


xviii

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT

DEFINITION OF COMMON TERMS (CONTINUED)

SEC YIELD

     The SEC Yield was mandated by the Securities and Exchange Commission in 1988 as a standardized yield calculation intended to put performance presentations for all bond and money market funds on a level playing field. The SEC yield does not take into account income derived from capital gains, option writing, futures, or return of capital. The formula also adjusts the income from premium or discounted bonds to reflect the amortization of that bond.

TOTAL RETURN

     Total return measures a Portfolio's performance over a stated period of time, taking into account the combination of dividends paid and the gain or loss in the value of the securities held in the Portfolio. It may be expressed on an average annual basis or a cumulative basis (total change over a given period).

DEFINITION OF INDICES

STANDARD & POOR'S 500 is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely-held common stocks. It is an unmanaged index.

LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX, an unmanaged index, is a broad measure of bond performance, and includes reinvestment of dividends and capital gains. This index includes only investment-grade bonds with maturities over one year.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX, an unmanaged index, is a broad measure of bond performance, and includes reinvestment of dividends and capital gains. This index includes only investment-grade bonds with maturities of up to ten years.

LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX, an unmanaged index, is a broad measure of shorter-term municipal bond performance and includes reinvestment of dividends and capital gains.

RUSSELL 2000(R) Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had an approximate market capitalization of $1.5 billion.

THE RUSSELL 2000(R) Growth Index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000 (Unaudited)
(Showing Percentage of Total Value of Investments)


                                                                            Value
                                                          Shares           (Note 1)
                                                          ------           -------
COMMON STOCKS - 94.3%
CAPITAL GOODS - 2.2%
General Electric Co.                                      468,700      $   22,468,306
                                                                       --------------
CONSUMER CYCLICALS - 7.0%
Costco Wholesale Corp.*                                   648,100          25,883,494
Interpublic Group of Companies, Inc.                    1,069,900          45,537,619
                                                                       --------------
TOTAL CONSUMER CYCLICALS                                                   71,421,113
                                                                       --------------
CONSUMER STAPLES - 12.8%
Kimberly Clark Corp.                                      495,000          34,991,550
Pepsico, Inc.                                             749,300          37,137,181
Sysco Corp.                                             1,034,800          31,044,000
Viacom, Inc.*                                             573,310          26,802,243
                                                                       --------------
TOTAL CONSUMER STAPLES                                                    129,974,974
                                                                       --------------
ENERGY - 3.5%
Coastal Corp.                                             398,050          35,152,791
                                                                       --------------
FINANCE & INSURANCE - 25.0%
American International Group, Inc.                        286,670          28,254,912
Capital One Financial Corp                                462,300          30,425,119
Federal Home Loan Mortgage Corp.                          607,550          41,845,006
FleetBoston Financial Corp.                               819,131          30,768,608
J. P. Morgan Chase & Co.                                  787,325          35,774,080
Wells Fargo & Co.                                         883,900          49,222,181
XL Capital Ltd., Class A                                  428,000          37,396,500
                                                                       --------------
TOTAL FINANCE & Insurance                                                 253,686,406
                                                                       --------------
HEALTHCARE - 19.1%
American Home Products Corp.                              546,950          34,758,673
Bristol Myers Squibb Co.                                  345,000          25,508,437
Elan Corp., plc ADR*                                      581,650          27,228,491
Guidant Corp.*                                            601,400          32,438,012
Medtronic, Inc.                                           433,950          26,199,731
Pharmacia Corp                                            374,825          22,864,325
Schering-Plough Corp.                                     426,200          24,186,850
                                                                       --------------
TOTAL HEALTH CARE                                                         193,184,519
                                                                       --------------
TECHNOLOGY - 18.1%
Concord EFS, Inc.*                                        680,250          29,845,969
EMC Corp.                                                 389,800          25,921,700
Electronic Data Systems Corp.                             671,900          38,802,225
Equifax Inc.                                              968,450          27,782,409
Intel Corp                                                557,400          16,861,350
Microsoft Corp.*                                          406,500          17,657,344
Motorola, Inc.                                          1,310,250          26,532,562
                                                                       --------------
TOTAL TECHNOLOGY                                                          183,403,559
                                                                       --------------
TELECOMMUNICATIONS - 6.6%
Verizon Communications                                    670,237      $   33,595,630
Vodafone Airtouch plc ADR                                 703,125          25,180,664
Worldcom, Inc.*                                           611,143           8,594,198
                                                                       --------------
TOTAL TELECOMMUNICATIONS                                                   67,370,492
                                                                       --------------
TOTAL COMMON STOCKS
  (Cost $647,897,947)                                                     956,662,160
                                                                       --------------
MONEY MARKET MUTUAL FUNDS - 5.7%
SSGA Prime Money Market Fund                           28,827,603          28,827,603
SSGA U.S. Treasury Money Market Fund                   28,978,048          28,978,048
                                                                       --------------
TOTAL MONEY MARKET MUTUAL FUNDS
  (Cost $57,805,651)                                                       57,805,651
                                                                       --------------
TOTAL INVESTMENTS - 100%
  (Cost $705,703,598)                                                  $1,014,467,811
                                                                       ==============

*Non-income producing security
ADR - American Depositary Receipt

INCOME TAX INFORMATION:

At December 31, 2000, the net unrealized appreciation based on cost for income tax purposes of $705,703,598 was as follows:



Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                                                 $  335,201,888

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                                                    (26,437,675)
                                                                       --------------

Net unrealized appreciation                                            $  308,764,213
                                                                       ==============

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the six months ended December 31, 2000 aggregated $96,736,762 and $210,270,588, respectively.


    The accompanying notes are an intergral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000 (Unaudited)
(Showing Percentage of Total Value of Investments)


Due                                             Principal            Value
Date        Coupon                                 Amount           (Note 1)
----        ------                                 ------           --------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 8.8%
FEDERAL HOME LOAN BANK DISCOUNT NOTE - 0.8%
01/19/01                                             400,000      $   398,760
                                                                  -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTE - 8.0%
01/16/01                                           3,165,000        3,156,607
01/23/01                                           1,035,000        1,031,170
                                                                  -----------
TOTAL FEDERAL HOME LOAN MORTGAGE
  CORPORATION DISCOUNT NOTE                                         4,187,777
                                                                  -----------
TOTAL U.S. GOVERNMENT& AGENCY OBLIGATIONS
  (Cost $4,585,625)                                                 4,586,537
                                                                  -----------
                                                      Shares
                                                      ------
COMMON STOCKS - 91.2%
CAPITAL GOODS - 4.8%
Dycom Industries, Inc.*                               22,200          797,813
SBA Communications Corp.*                             20,200          828,200
Stanford Microdevices, Inc.*                          24,800          891,250
                                                                  -----------

TOTAL CAPITAL GOODS                                                 2,517,263
                                                                  -----------
CONSUMER CYCLICALS - 11.2%
Broadbase Software, Inc.*                            174,100        1,088,125
Corporate Executive Board Co.*                        21,600          849,150
Cost Plus, Inc.*                                      21,900          654,263
Extended Stay America, Inc.*                          66,600          855,810
Hibbett Sporting Goods, Inc.*                         29,500        1,062,000
Hot Topic, Inc.*                                      13,700          225,194
Linens `N Things, Inc.*                               23,400          646,425
Skechers USA, Inc., Class A*                          31,600          489,800
                                                                  -----------
TOTAL CONSUMER CYCLICALS                                            5,870,767
                                                                  -----------
CONSUMER NON-CYCLICALS - 1.0%
Constellation Brands, Inc., Class A*                   8,800          517,000
                                                                  -----------
CONSUMER STAPLES - 10.7%
CEC Entertainment, Inc.*                              33,800        1,153,425
California Pizza Kitchen, Inc.*                        6,500          183,625
Cheesecake Factory, Inc.*                             26,200        1,003,788
Duane Reade, Inc.*                                    17,700          540,956
Hall Kinion & Associates, Inc.*                       40,900          820,556
Morrison Mgt. Specialists, Inc.                       13,200          460,812
Ruby Tuesday, Inc.                                    43,400          661,850
Sonic Corp.*                                          32,150          747,488
                                                                  -----------

TOTAL CONSUMER STAPLES                                              5,572,500
                                                                  -----------
FINANCIAL - 27.5%
FINANCE/RENTAL/LEASING- 10.6%
American Capital Strategies, Ltd.                     51,400        1,301,063
Doral Financial Corp                                  74,800        1,795,200
Financial Federal Corp.*                              55,200        1,317,900
Metris Companies, Inc.                                42,000        1,105,125
                                                                  -----------
TOTAL FINANCIAL/RENTAL/LEASING                                      5,519,288
                                                                  -----------
FINANCIAL SERVICES - 3.3%
The Inter Cept Group, Inc.*                           27,100          714,763
WestCorp, Inc.*                                       35,000          984,375
                                                                  -----------
TOTAL FINANCIAL SERVICES                                            1,699,138
                                                                  -----------
INVESTMENT BANKS/BROKERS - 1.1%
eSpeed, Inc., Class A*                                37,000      $   585,063
                                                                  -----------
PROPERTY/CASUALTY INSURANCE - 3.1%
Trenwick Group, Ltd.                                  65,200        1,617,775
                                                                  -----------
REGIONAL BANKS - 5.8%
East West Bancorp, Inc.                               59,700        1,481,306
Webster Financial Corp.                               55,300        1,562,225
                                                                  -----------
TOTAL REGIONAL BANKS                                                3,043,531
                                                                  -----------
SAVINGS BANKS - 0.5%
CFS Bancorp, Inc.                                     26,300          281,081
                                                                  -----------
SPECIALTY INSURANCE- 3.1%
RadianGroup, Inc.                                     21,500        1,613,844
                                                                  -----------
TOTAL FINANCIAL                                                    14,359,720
                                                                  -----------
HEALTHCARE- 14.0%
Cima Labs, Inc.*                                      34,200        2,223,000
Esperion Therapeutics, Inc.*                           4,800           51,300
Harvard Biosciences, Inc.*                           108,900        1,075,388
Inhale Therapeutic Systems, Inc.*                      8,300          415,000
Intrabiotics Pharmaceuticals, Inc.*                   34,700          323,144
Neurocrine Biosciences, Inc.*                         29,500          975,344
Tanox Biosciences, Inc.*                              53,600        2,097,100
United Therapeutics Corp.*                            10,200          150,450
                                                                  -----------

TOTAL HEALTHCARE                                                    7,310,726
                                                                  -----------

TECHNOLOGY - 22.0%
Extensity, Inc.*                                      22,000          132,000
Fundtech, Ltd.*                                       39,300          702,487
F.Y.I., Inc.*                                         37,300        1,382,431
Jack Henry & Associates, Inc.                         26,900        1,669,481
Mettler-Toledo Int'l, Inc.*                            9,800          532,875
NetIQ Corp.*                                          25,700        2,243,931
Onyx Software Corp.*                                  41,000          438,188
S1 Corp.*                                             72,000          378,000
SkillSoft Corp.*                                      22,400          418,600
SynQuest, Inc.*                                      136,500        1,006,688
Vastera, Inc.*                                       118,300        1,841,044
WebEx Communications, Inc.*                           29,100          607,462
Western Mulitplex Corp., Class A*                     25,000          171,875
                                                                  -----------

TOTAL TECHNOLOGY                                                   11,525,062
                                                                  -----------

TOTAL COMMON STOCKS
(Cost $43,782,886)                                                 47,673,038
                                                                  -----------

TOTAL INVESTMENTS - 100%
  (Cost $48,368,511)                                              $52,259,575
                                                                  ===========

*Non-income producing security


    The accompanying notes are an intergral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2000 (Unaudited)



INCOME TAX INFORMATION:

At December 31, 2000, the net unrealized appreciation based on cost for income tax purposes of $48,741,848 was as follows:


Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                         $8,418,132

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                       (4,900,405)
                                                                      ----------

Net unrealized appreciation                                           $3,517,727
                                                                      ==========

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the six months ended December 31, 2000 aggregated $39,099,363 and $37,551,388, respectively.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000 (Unaudited)
(Showing Percentage of Total Value of Investments)


Due                    Principal                 Value
Date        Coupon        Amount               (Note 1)
----        ------        ------               --------
U.S GOVERNMENT & AGENCY OBLIGATIONS - 33.0%
U.S. TREASURY BONDS - 16.9%
05/15/16    7.250%      $12,120,000          $14,268,294
08/15/23    6.250%       16,030,000           17,335,868
05/15/30    6.250%        7,760,000            8,663,311
                                             -----------

TOTAL U.S. TREASURY BONDS                     40,267,473
                                             -----------

U.S. TREASURY NOTES - 8.2%
02/15/06    5.625%        1,150,000            1,177,003
08/15/07    6.125%        4,450,000            4,684,666
02/15/08    5.500%        6,930,000            7,063,028
08/15/09    6.000%        3,695,000            3,900,021
02/15/10    6.500%        2,500,000            2,736,130
                                             -----------
TOTAL U.S. TREASURY NOTES                     19,560,848
                                             -----------

FEDERAL HOME LOAN BANK - 0.5%
11/20/02    6.170%        1,100,000            1,098,298
                                             -----------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.6%
01/15/05    6.875%        3,485,000            3,626,738
03/15/09    5.750%        7,510,000            7,371,305
                                             -----------
TOTAL FEDERAL HOME LOAN MRTG. CORP            10,998,043
                                             -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.8%
10/11/06    7.150%        2,000,000            2,018,600
06/15/09    6.375%        3,920,000            4,014,241
01/15/30    7.125%          625,000              697,619
                                             -----------

TOTAL FEDERAL NAT'L MORTGAGE ASSOC.            6,730,460
                                             -----------

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (Cost $74,203,985)                          78,655,122
                                             -----------

CORPORATE BONDS & NOTES - 65.6%
BANKS - 2.3%
First Chicago Corp.
01/15/03    7.625%        3,250,000            3,321,039
First Empire Cap Tr I
02/01/27    8.234%        2,200,000            2,034,864
                                             -----------

TOTAL BANKS                                    5,355,903
                                             -----------

BROKER/DEALERS - 9.1% Bear Stearns Co.
08/01/02    6.500%        3,000,000            2,997,078
Donaldson, Lufkin & Jenrette, Inc.
07/15/03    6.170%        3,000,000            2,977,953
11/01/05    6.875%        1,000,000            1,010,150
02/15/16    5.625%        2,000,000            1,971,744
Goldman Sachs Group, Inc.
01/28/05    7.500%        3,500,000            3,613,467
Lehman Brothers, Inc.
04/15/03    7.250%        3,575,000            3,629,004
Merrill Lynch, Inc.
01/15/07    7.000%        2,455,000            2,474,183
Morgan Stanley Dean Witter & Co.
08/15/03    7.125%        3,000,000            3,056,253
                                             -----------

TOTAL BROKER/DEALERS                          21,729,832
                                             -----------

    The accompanying notes are an integral part of the financial statements.
3

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2000 (Unaudited)
(Showing Percentage of Total Value of Investments)


Due                                  Principal       Value
Date        Coupon                      Amount     (Note 1)
----        ------                      ------     --------
CORPORATE BONDS & NOTES (CONTINUED)
CAPITAL GOODS - 10.1%
Arrow Electronics, Inc.
01/15/07    7.000%                $  4,000,000  $  3,713,152
Dover Corp.
11/15/05    6.450%                   3,525,000     3,528,405
Lockheed Martin Corp.
05/15/01    6.850%                   2,250,000     2,248,362
03/15/03    6.750%                   3,500,000     3,526,278
05/15/06    7.250%                   2,300,000     2,383,179
Raytheon Co.
07/15/05    6.500%                   3,850,000     3,844,903
Tyco International Limited
11/01/01    6.500%                   2,700,000     2,702,130
06/15/28    7.000%                   2,300,000     2,177,585
                                                ------------
TOTAL CAPITAL GOODS                               24,123,994
                                                ------------
CONSUMER NON-DURABLES - 2.5%
Anheuser Busch, Inc.
06/01/05    6.750%                   1,200,000     1,220,635
09/01/05    7.000%                   2,400,000     2,463,979
Coca-Cola Enterprises, Inc.
10/15/36    6.700%                   2,250,000     2,276,107
                                                ------------
TOTAL CONSUMER NON-DURABLES                        5,960,721
                                                ------------
CONSUMER SERVICES - 10.8%
Belo (AH) Corp.
06/01/02    6.875%                   4,000,000     3,951,988
Computer Sciences Corp.
03/15/09    6.250%                   4,200,000     3,973,150
Electronic Data Systems Corp.
10/15/29    7.450%                   2,550,000     2,605,934
Price/Costco, Inc.
06/15/05    7.125%                   3,700,000     3,750,279
Rite Aid Corp.
08/15/13    6.875%                   3,450,000       888,375
USA Waste Services, Inc.
10/01/04    7.000%                   3,000,000     2,938,689
Viacom, Inc.
07/30/10    7.700%                   3,500,000     3,677,219
Waste Management Step Bond
10/01/02    7.700%                   3,800,000     3,792,940
                                                ------------
TOTAL CONSUMER SERVICES                           25,578,574
                                                ------------
FINANCIAL SERVICES - 11.1%
Associates Corp. of North America
10/15/02    6.375%                   1,000,000     1,003,567
BankBoston
04/15/08    6.375%                   3,750,000     3,657,840
CNA Financial Corp.
04/15/05    6.500%                   2,775,000     2,627,919
Countrywide Funding Corp.
10/22/04    6.840%                   2,500,000     2,500,775
Ford Motor Credit Co.
08/01/05    7.600%                   3,500,000     3,593,779
07/16/31    7.450%                   2,425,000     2,280,955
General Electric Corp.
09/11/03    6.750%                $  3,425,000  $  3,489,746
General Motors Acceptance Corp.
12/07/01    5.350%                   3,500,000     3,476,238
Nationwide Mutual Insurance Co. 144A*
02/15/04    6.500%                   1,000,000       993,667
Sun Canada Financial Co.
12/15/07    6.625%                   2,850,000     2,836,420
                                                ------------
TOTAL FINANCIAL SERVICES                          26,460,906
                                                ------------
HEALTHCARE - 2.5%
Cardinal Health, Inc.
02/15/04    6.500%                   2,000,000     1,981,898
Guidant Corp.
02/15/06    6.150%                   4,000,000     3,862,720
                                                ------------
TOTAL HEALTHCARE                                   5,844,618
                                                ------------
TRAVEL & TRANSPORTATION - 4.6%
Continental Airlines, Inc.
02/02/20    6.795%                   2,243,718     2,244,568
Norfolk Southern Corp.
02/15/04    7.875%                   2,400,000     2,491,056
Union Pacific Corp.
01/15/04    6.125%                   4,000,000     3,937,624
United Airlines, Inc.
04/01/11    7.186%                   2,300,000     2,347,426
                                                ------------
TOTAL TRAVEL & TRANSPORTATION                     11,020,674
                                                ------------
UTILITIES - 12.6%
Airtouch Communications, Inc.
05/01/08    6.650%                   4,450,000     4,323,438
Coastal Corp.
02/01/09    6.375%                   4,000,000     3,864,960
Enron Corp.
07/15/28    6.950%                   3,150,000     2,928,864
GTE Corp.
04/15/06    6.360%                   4,400,000     4,353,334
11/01/08    6.900%                   3,500,000     3,509,478
MCI WorldCom, Inc.
04/15/02    6.125%                   4,425,000     4,367,918
TXU Eastern Funding Co.
05/15/09    6.750%                   4,600,000     4,331,130
Qwest Capital Funding, Inc.
07/15/28    6.875%                   2,500,000     2,186,488
                                                ------------
TOTAL UTILITIES                                   29,865,610
                                                ------------
TOTAL CORPORATE BONDS & NOTES
  (Cost $158,812,217)                            155,940,832
                                                ------------

    The accompanying notes are an intergral part of the financial statements.
                                                                              4

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2000 (Unaudited)
(Showing Percentage of Total Value of Investments)


Due                                  Principal        Value
Date        Coupon                      Amount      (Note 1)
----        ------                      ------      --------
MORTGAGE-BACKED OBLIGATIONS - 0.7%
Federal National Mortgage Association
Pool #250885
04/01/27    7.500%                 $ 1,476,403   $  1,499,760
Government National Mortgage Association
POOL #26825
09/15/08    9.000%                      60,850         63,795
                                                 ------------
TOTAL MORTGAGE-BACKED OBLIGATIONS
  (Cost $1,533,652)                                 1,563,555
                                                 ------------

MONEY MARKET MUTUAL FUND - 0.7%
SSGA Prime Money Market Fund         1,604,288      1,604,288
                                                 ------------
TOTAL MONEY MARKET MUTUAL FUND                      1,604,288
  (Cost $1,604,288)                              ------------

TOTAL INVESTMENTS - 100%
  (Cost $236,154,142)                            $237,763,797
                                                 ============

*Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, these securities amounted to a value of $993,667 or 0.4% of net assets.

INCOME TAX INFORMATION:

At December 31, 2000, the net unrealized appreciation based on cost for income tax purposes of $236,225,435 was as follows:


Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                           $  5,901,294

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                             (4,362,932)
                                                 ------------
Net unrealized appreciation                      $  1,538,362
                                                 ============

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the six months ended December 31, 2000 aggregated $77,130,411 and $76,855,132, respectively. Purchases and sales of U.S. Government and Agency securities, other than short-term securities, for the six months ended December 31, 2000 aggregated $40,410,363 and $47,051,562, respectively.

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000 (Unaudited)
(Showing Percentage of Total Value of Investments)


Due                                  Principal        Value
Date        Coupon                      Amount      (Note 1)
----        ------                      ------      --------
U.S GOVERNMENT & AGENCY OBLIGATIONS - 55.9%
U.S. TREASURY NOTES - 12.6%
04/30/01    6.250%                 $ 2,000,000   $ 2,002,948
08/31/01    6.500%                   2,500,000     2,513,228
05/31/02    6.500%                   2,000,000     2,030,314
08/15/02    6.375%                   1,000,000     1,017,198
08/15/07    6.125%                   7,000,000     7,369,138
05/15/08    5.625%                  10,000,000    10,271,710
                                                 -----------

TOTAL U.S. TREASURY NOTES                         25,204,536
                                                 -----------

FEDERAL FARM CREDIT BANK- 0.5%
02/05/01    5.520%                   1,000,000       999,335
                                                 -----------
FEDERAL HOME LOAN BANK - 6.9%
11/05/01    5.350%                   2,500,000     2,487,685
11/06/02    6.250%                     600,000       599,345
11/20/02    6.170%                     700,000       698,917
09/02/03    5.575%                   5,000,000     4,997,190
08/15/06    6.375%                   5,000,000     5,136,100
                                                 -----------
TOTAL FEDERAL HOME LOAN BANK                      13,919,237
                                                 -----------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 6.7%
11/12/02    6.340%                     700,000       699,526
01/15/04    5.000%                   5,000,000     4,913,870
01/05/07    6.700%                   5,500,000     5,742,836
03/15/09    5.750%                   2,230,000     2,188,816
                                                 -----------

TOTAL FEDERAL HOME LOAN MRTG. CORP.               13,545,048
                                                 -----------

FEDERAL HOME LOAN MORTGAGE CORP. DISCOUNT NOTE - 2.1%
02/13/01                             4,300,000     4,268,002
                                                 -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 27.1%
03/15/01    5.625%                   5,000,000     4,993,965
01/15/03    5.250%                   5,000,000     4,967,640
02/13/04    5.125%                   5,000,000     4,941,055
07/15/05    7.000%                   9,000,000     9,445,293
11/13/06    6.950%                   2,100,000     2,106,689
01/07/09    6.000%                   7,770,000     7,581,166
01/15/09    5.250%                  10,000,000     9,527,540
01/15/10    7.250%                  10,000,000    10,854,930
                                                 -----------

TOTAL FEDERAL NAT'L MORTGAGE ASSOC.               54,418,278
                                                 -----------

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (Cost $109,825,423)                            112,354,436
                                                 -----------

CORPORATE BONDS & NOTES - 43.6%
BANKS - 5.3%
BancOne Corp.
05/01/07    7.600%                     725,000       738,354
Bank One Texas
02/15/08    6.250%                   5,000,000     4,740,995
First Chicago Corp.
01/15/03    7.625%                   1,525,000     1,558,334
National City Corp.
03/01/04    6.625%                   1,650,000     1,654,678
Wachovia Corp.
02/20/01    5.400%                   2,000,000     1,997,244
                                                 -----------

TOTAL BANKS                                       10,689,605
                                                 -----------

    The accompanying notes are an intergral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2000 (Unaudited)
(Showing Percentage of Total Value of Investments)



Due                                  Principal        Value
Date        Coupon                      Amount      (Note 1)
------------------------------------------------------------
CORPORATE BONDS & NOTES (CONTINUED)
BASIC MATERIALS - 3.5%
Aluminum Co. of America
02/01/01    5.750%                $  4,000,000  $  3,995,904
E. I. du Pont de Nemours& Co.
09/01/02    6.500%                   3,000,000     3,024,009
                                                ------------

TOTAL BASIC MATERIALS                              7,019,913
                                                ------------

BROKER/DEALERS - 7.2%
Merrill Lynch & Co., Inc.
02/12/03    6.000%                   4,000,000     3,981,616
01/15/04    5.880%                   4,000,000     3,923,876
08/01/04    6.550%                   1,400,000     1,410,839
Morgan Stanley Group, Inc.
03/01/07    6.875%                   5,000,000     5,035,800
                                                ------------

TOTAL BROKER/DEALERS                              14,352,131
                                                ------------

CAPITAL GOODS - 2.7%
Lockheed Martin Corp.
05/15/01    6.850%                     650,000       649,527
03/15/03    6.750%                   1,300,000     1,309,760
Raytheon Co.
08/15/02    6.450%                   1,350,000     1,344,701
Rockwell International Corp.
09/15/02    6.750%                   2,000,000     2,019,118
                                                ------------

TOTAL CAPITAL GOODS                                5,323,106
                                                ------------

CONSUMER NON-DURABLES - 0.6%
Philip Morris, Inc.
01/01/01    9.000%                   1,250,000     1,250,000
                                                ------------

CONSUMER SERVICES - 4.1%
SAFEWAY, INC.
09/15/04    6.850%                   1,400,000     1,420,796
WAL-MART STORES, INC.
05/15/02    6.750%                   2,000,000     2,019,648
Walt Disney Co.
12/15/03    5.125%                   5,000,000     4,862,035
                                                ------------

TOTAL CONSUMER SERVICES                            8,302,479
                                                ------------

FINANCIAL SERVICES - 11.7%
Boeing Capital Corp.
09/27/05    7.100%                   3,000,000     3,124,035
CNA Financial Corp.
11/15/03    6.250%                   2,000,000     1,925,796
CIGNA CORP.
01/15/06    6.375%                   1,350,000     1,323,853
FORD MOTOR CREDIT CO.
09/25/01    7.000%                   1,000,000     1,005,050
GENERAL ELECTRIC CAPITAL CORP.
04/15/02    7.450%                   2,000,000     2,037,848
12/15/07    6.290%                   5,000,000     5,012,670
GENERAL MOTORS ACCEPTANCE CORP.
07/15/05    7.500%                   3,000,000     3,071,598
PITNEY BOWES CREDIT CORP.
07/16/01    6.780%                   1,000,000     1,002,069
02/01/05    5.950%                   5,000,000     4,981,030
                                                ------------

TOTAL FINANCIAL SERVICES                          23,483,949
                                                ------------

TRAVEL & TRANSPORTATION - 1.9%
Norfolk Southern Corp.
05/15/07    7.350%                $  3,800,000  $  3,901,171
                                                ------------

UTILITIES - 6.6%
GTE North, Inc.
11/01/08    6.900%                   3,500,000     3,509,478
National Rural Utilities Coop.
04/01/01    6.450%                   2,000,000     1,999,214
New York Telephone Co.
02/15/04    6.250%                     875,000       870,160
Texas Utilities Co.
10/01/02    6.200%                   2,000,000     1,988,998
U.S. West Capital Funding, Inc.
07/15/05    6.250%                   5,000,000     4,902,005
                                                ------------

TOTAL UTILITIES                                   13,269,855
                                                ------------

TOTAL CORPORATE BONDS & NOTES
  (Cost $88,081,008)                              87,592,209
                                                ------------

MORTGAGE-BACKED OBLIGATIONS - 0.1%
FEDERAL HOME LOAN MORTGAGE CORPORATION
SERIES 1698 CLASS E
10/15/06    6.000%                     107,608       107,333
                                                ------------

TOTAL MORTGAGE-BACKED OBLIGATIONS                    107,333
                                                ------------
  (Cost $107,389)

MONEY MARKET MUTUAL FUND - 0.4%
SSGA Prime Money Market Fund           728,024       728,024
                                                ------------

TOTAL MONEY MARKET MUTUAL FUND                       728,024
                                                ------------
  (Cost $728,024)

TOTAL INVESTMENTS - 100%
  (Cost $198,741,844)                           $200,782,002
                                                ============






    The accompanying notes are an intergral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2000 (Unaudited)
(Showing Percentage of Total Value of Investments)

INCOME TAX INFORMATION:

At December 31, 2000, the net unrealized appreciation based on cost for income tax purposes of $198,741,844 was as follows:


Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                              $3,507,138

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                              (1,466,980)
                                                   -----------

Net unrealized appreciation                         $2,040,158
                                                   ===========

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the six months ended December 31, 2000 aggregated $23,457,367 and $44,460,043 respectively. Purchases and sales of U.S. Government and Agency securities, other than short-term securities, for the six months ended December 31, 2000 aggregated $20,457,877 and $28,860,043 respectively.


TENNESSEE TAX-FREE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000 (Unaudited)
(Showing Percentage of Total Value of Investments)


Due                        Bond Rating  Principal     Value
Date        Coupon           Moody/S&P      Amount   (Note 1)
-------------------------------------------------------------
TENNESSEE MUNICIPAL OBLIGATIONS - 98.3%
GENERAL OBLIGATION BONDS - 50.8%
Anderson County
Refunding & Improvement -
Rural Elementary School
03/01/08    5.150%, FGIC       Aaa/AAA  $  500,000 $  512,695
Bradley County
03/01/10    4.250%, FGIC       Aaa/AAA   4,065,000  4,016,220
Chattanooga
11/01/06    5.600%              Aa3/AA     500,000    520,780
05/01/08    5.400%, FSA        Aaa/AAA     500,000    521,185
Collierville
Water & Sewer Systems, MBIA
11/16/01    5.500%             Aaa/AAA   1,000,000  1,026,720
Crockett County
04/01/11    5.000%, AMBAC       Aaa/NR     500,000    513,715
Franklin City
Special School District
06/01/12    5.100%              Aa3/NR   2,500,000  2,596,375
Franklin County
03/01/13    5.250%, MBIA       Aaa/AAA     750,000    769,688
Gatlinburg
12/01/01    6.500%, AMBAC      Aaa/AAA     500,000    511,065
Grundy County
05/01/06    5.350%, FGIC       Aaa/AAA     300,000    315,267
Hamilton County
07/01/03    5.200%              Aa1/NR   1,000,000  1,024,850
07/01/05    5.400%              Aa1/NR     500,000    523,910
11/01/15    5.300%              Aa1/NR   3,535,000  3,657,912
Jackson
Refunding & Improvement
03/01/14    5.125%, MBIA        Aaa/NR   3,100,000  3,156,265
Johnson City
06/01/08    5.600%, FSA        Aaa/AAA     500,000    526,985
06/01/12    5.900%, FSA        Aaa/AAA     245,000    260,535
05/01/14    5.550%, FGIC       Aaa/AAA   2,250,000  2,347,178
Kingsport
09/01/02    5.500%               A1/NR   1,000,000  1,021,680
09/01/07    5.900%               A1/A+   1,000,000  1,041,620
Knox County
04/01/08    5.100%               Aa/AA   2,000,000  2,058,960
02/01/12    5.000%              Aa3/AA   2,000,000  2,030,340
Knoxville
Refunding & Improvement, MBIA
05/01/07    5.250%,            Aaa/AAA   3,000,000  3,142,890
05/01/08    5.300%,            Aaa/AAA   1,350,000  1,414,867
La Vergne
Water & Sewer
03/01/14    5.400%               A1/NR     500,000    512,850
Maury County
04/01/07    5.125%, AMBAC      Aaa/AAA   2,000,000  2,067,920
Memphis
10/01/10    4.375%              Aa2/AA   2,500,000  2,479,300
11/01/10    5.200%               Aa/AA   1,000,000  1,036,490
07/01/12    5.250%               Aa/AA   3,000,000  3,083,910
04/01/13    5.250%              Aa2/AA   4,000,000  4,141,840
11/01/13    5.250%               Aa/AA   1,000,000  1,024,090
Metropolitan Nashville & Davidson
05/15/07    5.700%               Aa/AA   1,000,000  1,037,440
Monroe County
05/01/06    5.250%,  FSA        Aaa/NR   1,500,000  1,569,270
Murfreesboro
08/01/04    5.500%               A1/NR   1,000,000  1,026,800


    The accompanying notes are an intergral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

TENNESSEE TAX-FREE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2000 (Unaudited)
(Showing Percentage of Total Value of Investments)


Due                        Bond Rating  Principal     Value
Date        Coupon           Moody/S&P      Amount   (Note 1)
---------------------------------------------------------------
TENNESSEE MUNICIPAL OBLIGATIONS (CONTINUED)
GENERAL OBLIGATION BONDS (CONTINUED)
OAK RIDGE
07/01/08    5.400%               Aa/A+  $1,000,000  $ 1,033,910
07/01/10    5.550%               Aa/A+     500,000      517,215
PUTNAM COUNTY, MBIA
04/01/05    5.250%             Aaa/AAA   3,000,000    3,117,480
04/01/07    5.100%             Aaa/AAA   1,540,000    1,590,820
RUTHERFORD COUNTY
04/01/08    5.200%             Aa3/AA-   2,000,000    2,051,960
04/01/09    5.250%             Aa3/AA-     500,000      520,380
SEVIER COUNTY
04/01/08    5.250%, FGIC       Aaa/AAA     750,000      767,880
SHELBY COUNTY
03/01/04    5.550%             Aa2/AA+   1,000,000    1,009,500
04/01/09    5.500%             Aa3/AA+   1,125,000    1,182,127
06/01/09    5.625%             Aa2/AA+   1,000,000    1,067,270
11/01/09    5.300%             Aa2/AA+   3,000,000    3,165,600
03/01/10    5.500%             Aa3/AA+   2,000,000    2,156,420
04/01/10    5.500%             Aa2/AA+     750,000      783,540
04/01/14    5.625%             Aa3/AA+   1,500,000    1,556,625
04/01/14    5.625%              NR/AA+     500,000      531,775
TENNESSEE STATE
06/01/05    6.700%             Aa1/AA+   1,000,000    1,025,590
03/01/06    5.300%             Aa1/AA+   2,500,000    2,616,325
03/01/07    5.400%             Aa1/AA+   1,740,000    1,826,060
05/01/08    5.000%             Aa1/AA+   5,000,000    5,220,850
05/01/11    5.000%             AA1/AA+   4,000,000    4,166,840
05/01/13    5.300%             AA1/AA+     750,000      783,127
TIPTON COUNTY
04/01/12    5.250%, AMBAC       Aaa/NR     500,000      518,520
WEAKLEY COUNTY
05/01/09    5.000%, FGIC       Aaa/AAA     350,000      359,279
WHITE HOUSE
02/01/12    5.300%, MBIA       Aaa/AAA   1,000,000    1,021,830
WILLIAMSON COUNTY
04/01/06    5.500%              Aa1/NR   2,000,000    2,072,720
03/01/11    6.000%              Aa1/NR   1,000,000    1,107,550
WILSON COUNTY
04/01/07    5.250%               A1/NR   1,000,000    1,036,410
                                                    -----------

TOTAL GENERAL OBLIGATION BONDS                       94,299,215
                                                    ===========

REVENUE BONDS - 47.5%
AIRPORT AUTHORITY - 0.3%
Memphis - Shelby County
09/01/12    5.350%            Baa2/BBB     500,000      491,460
                                                    -----------

HEALTH & EDUCATION - 21.1%
Anderson County
Methodist Medical Center
07/01/05    5.500%               A1/NR   1,400,000    1,421,112
07/01/08    5.700%               A1/NR   1,000,000    1,014,800
Blount County
07/01/09    5.250%             Baa1/NR   2,765,000    2,610,768
Bristol
Memorial Hospital
09/01/13    5.125%, FGIC       Aaa/AAA   1,500,000    1,515,675
Chattanooga-Hamilton
10/01/04    5.375%, FSA        Aaa/AAA   2,000,000    2,072,740
Franklin County
09/01/09    4.750%               NR/A+   2,150,000    2,192,699
Jackson
04/01/06    5.300%               A1/A+  $1,000,000  $ 1,005,360
04/01/07    5.300%               A1/A+   2,000,000    1,996,680
04/01/10    5.500%, AMBAC      Aaa/AAA     400,000      418,428
Johnson City
07/01/09    5.125%, MBIA        NR/AAA   5,705,000    6,007,821
Knox County
04/01/05    4.875%             Baa1/NR   2,600,000    2,521,454
Knox County
Baptist Health
04/15/11    5.500%, CONLEE      NR/AAA   3,000,000    3,162,660
Knox County
Ft. Sanders
01/01/15    5.250%             AAA/Aaa   2,175,000    2,244,752
Metropolitan Nashville & Davidson
Vanderbilt University
05/01/16    5.600%              Aa3/AA   2,600,000    2,733,848
Shelby County
Methodist Healthcare, MBIA
08/01/12    5.500%             Aaa/AAA   2,000,000    2,083,780
Shelby County
Rhodes College, MBIA
08/01/06    4.350%              NR/AAA   2,335,000    2,332,642
Sullivan County
Holston Valley Healthcare, MBIA
02/15/13    5.750%             Aaa/AAA   1,200,000    1,247,004
Tennessee State School
Board Authority
05/01/11    5.500%               A1/AA     500,000      528,840
Wilson County
03/30/07    5.000%, FSA         Aaa/NR   2,000,000    2,073,560
                                                    -----------

TOTAL HEALTH & EDUCATION                             39,184,623
                                                    ===========

HOUSING - 1.0%
Metropolitan Nashville & Davidson
Multi-Family Housing
02/01/21    5.200%, FSA         NR/AAA   1,000,000  1,031,410
Tennessee Housing
Development Agency
01/01/11    5.800%              Aa2/AA     400,000    424,404
07/01/13    5.800%              Aa2/AA     350,000    360,997
                                                    ----------

TOTAL HOUSING                                       1,816,811
                                                    ----------

INDUSTRIAL DEVELOPMENT - 0.9%
Hamilton County
09/01/01    5.300%, FGIC       Aaa/AAA   1,000,000  1,008,440
Memphis-Shelby County
03/15/05    5.400%              NR/AA-     650,000    662,142
                                                    ----------

TOTAL INDUSTRIAL DEVELOPMENT                        1,670,582
                                                    ----------





   The accompanying notes are an intergral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

TENNESSEE TAX-FREE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2000 (Unaudited)
(Showing Percentage of Total Value of Investments)



Due                        Bond Rating   Principal     Value
Date        Coupon           Moody/S&P      Amount   (Note 1)
-------------------------------------------------------------

TENNESSEE MUNICIPAL OBLIGATIONS (CONTINUED)
REVENUE BONDS (CONTINUED)
PUBLIC BUILDING AUTHORITY - 0.7%
Sevier County, AMBAC

09/01/06    5.500%             Aaa/AAA  $  775,000 $  817,424
09/01/10    5.400%              Aaa/NR     500,000    520,710
                                                  -----------

TOTAL PUBLIC BUILDING AUTHORITY                     1,338,134
                                                  -----------

STATE AUTHORITY - 3.8%
Tennessee State Local
Development Authority
03/01/02    6.600%              A2/AA-     250,000    255,978
10/01/02    5.600%                 A/A     400,000    409,148
03/01/03    6.700%              A2/AA-     750,000    767,985
03/01/05    5.500%              A2/AA-   2,500,000  2,604,025
03/01/14    5.125%, MBIA       Aaa/AAA   2,000,000  2,040,060
10/01/14    6.450%                 A/A   1,000,000  1,093,830
                                                  -----------

TOTAL STATE AUTHORITY                               7,171,026
                                                  -----------

UTILITY - 19.7%
Clarksville
Water, Sewer & Gas, MBIA
02/01/01    5.500%             Aaa/AAA     500,000    500,610
02/01/10    5.300%              Aaa/NR     900,000    950,139
Dickson
Electric
09/01/11    5.625%, MBIA       Aaa/AAA   1,000,000  1,085,680
Fayetteville
Electric
04/01/11    5.250%                A/NR   1,750,000  1,795,763
Harpeth Valley
Utility District
09/01/03    5.250%                A1/A   1,000,000  1,028,370
09/01/06    5.500%                A1/A     500,000    523,435
09/01/11    5.500%                A1/A   1,650,000  1,709,416
Johnson City
Electric, MBIA
05/01/10    5.400%,            Aaa/AAA     500,000    521,305
05/01/12    5.100%,            Aaa/AAA   1,500,000  1,540,470
Knox Chapman
Water & Sewer
01/01/04    5.500%, MBIA       Aaa/AAA     520,000    538,668
Knoxville
Electric
07/01/12    5.700%              Aa3/AA     500,000    516,315
Knoxville
Gas
03/01/03    5.300%              Aa3/AA   1,000,000  1,021,810
03/01/14    5.350%              Aa3/AA   2,760,000  2,817,463
La Follette
Electric, AMBAC
06/01/11    5.800%             Aaa/AAA     430,000    464,748
03/01/15    5.250%              Aaa/NR   1,000,000  1,021,010
Lawrenceburg
Electric
07/01/06    5.200%, MBIA       Aaa/AAA   $ 345,000  $ 360,560
Lenoir City
Electric
06/01/07    5.000%, AMBAC       Aaa/NR   2,000,000  2,069,680
Madison
Utility District
02/01/10    5.600%, MBIA       Aaa/AAA     500,000    533,305
Memphis
Electric
01/01/03    5.800%              Aa/AAA   3,000,000  3,096,000
Memphis
Sanitation Sewer System
01/01/05    5.250%             Aa2/AA+   2,250,000  2,335,995
Metropolitan Nashville & Davidson
Water & Sewer
01/01/08    5.000%, FGIC       Aaa/AAA   4,000,000  4,150,400
01/01/13    5.200%, FGIC       Aaa/AAA   1,500,000  1,566,750
01/01/15    5.750%, AMBAC      Aaa/AAA   1,000,000  1,035,580
Rutherford County
Water Works
02/01/11    5.100%, FGIC        Aaa/NR     500,000    517,375
Sevier County
Gas
05/01/11    5.400%, AMBAC       Aaa/NR   1,000,000  1,048,440
Tennessee
Energy Acquisition
09/01/05    4.400%, AMBAC      Aaa/AAA   4,000,000  3,863,480
                                                  -----------

TOTAL UTILITY                                      36,612,767
                                                  -----------

TOTAL REVENUE BONDS                                88,285,403
                                                  -----------

TOTAL TENNESSEE MUNICIPAL OBLIGATIONS
  (Cost $178,855,302)                             182,584,618
                                                  -----------



    The accompanying notes are an intergral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

TENNESSEE TAX-FREE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2000 (Unaudited)
(Showing Percentage of Total Value of Investments)


Due                        Bond Rating   Principal       Value
Date        Coupon           Moody/S&P      Amount     (Note 1)
---------------------------------------------------------------
OTHER STATE MUNICIPAL OBLIGATIONS - 1.3%
GENERAL OBLIGATION BONDS - 0.5%
Harris County, Texas
08/15/15    6.500%               Aa2/AA  $ 785,000    $ 822,986
                                                      ---------

REVENUE BONDS - 0.8%
BANKS - 0.3%
Indiana
02/01/04    5.500%              NR/AAA     500,000      517,965
                                                      ---------

TRANSPORTATION - 0.5%
Indianapolis
Public Improvement Transportation
07/01/10    6.000%              Aa/AA-     950,000    1,001,386
                                                      ---------


TOTAL REVENUE BONDS                                   1,519,351
                                                      ---------

TOTAL OTHER STATE MUNICIPAL OBLIGATIONS
  (Cost $2,247,712)                                   2,342,337
                                                      ---------


                                           Shares
---------------------------------------------------------------

MONEY MARKET MUTUAL FUND - 0.4%
Federated Tennessee Municipal
  Cash Trust                               755,237      755,237
                                                      ---------

TOTAL MONEY MARKET MUTUAL FUND                          755,237
                                                      ---------
  (Cost $755,237)

TOTAL INVESTMENTS - 100%
  (Cost $181,858,251)                              $185,682,192
                                                   ============



THE PORTFOLIO HAD THE FOLLOWING INSURANCE CONCENTRATION OF 10% OR GREATER AT
DECEMBER 31, 2000 (AS A PERCENTAGE OF NET ASSETS):

MBIA        18.6%


INCOME TAX INFORMATION:

At December 31, 2000, the net unrealized appreciation based on cost for income tax purposes of $181,858,251 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                $4,456,952

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                (633,011)
                                                             ----------

Net unrealized appreciation                                  $3,823,941
                                                             ==========

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the six months ended December 31, 2000 aggregated $7,186,941 and $17,521,130 respectively.

RATINGS:

THE MOODY'S AND S&P RATINGS ARE BELIEVED TO BE THE MOST RECENT RATINGS AT DECEMBER 31, 2000.

UNAUDITED INCOME TAX INFORMATION:

Tennessee Tax-Free Portfolio had designated all dividends paid during the six months ended December 31, 2000 as exempt-interest dividends. Thus, 100% of these distributions are exempt from Federal income tax.



    The accompanying notes are an intergral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

U.S. TREASURY MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000 (Unaudited)
(Showing Percentage of Total Value of Investments)


                                            Maturity         Value
                                              Amount       (Note 1)
                                              ------       --------
REPURCHASE AGREEMENTS - 100.0%
Barclays Dezeot, 6.00%,
dated 12/29/00, due 01/02/01,
collaterized by $1,342,131 U.S. Treasury
Bond, 6.50%, due 11/15/26                 $ 1,300,867   $ 1,300,000

Greenwich, 6.00%,
dated 12/29/00, due 01/02/01,
collaterized by $3,064,116 U.S. Treasury
Note, 5.25%, due 05/31/01                   3,002,000     3,000,000

State Street, 6.00%,
Dated 12/29/00, due 01/02/01,
collaterized by $1,177,696 U.S. Treasury
Bond, 6.00%, due 02/15/26                   1,153,769     1,153,000
                                                        -----------

TOTAL REPURCHASE AGREEMENTS                               5,453,000
                                                        -----------
TOTAL INVESTMENTS - 100%                                $ 5,453,000
                                                        ===========

INCOME TAX INFORMATION:

Total cost for Federal income tax purposes - $5,453,000

U.S. GOVERNMENT MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000 (Unaudited)
(Showing Percentage of Total Value of Investments)


Due         Discount Rate or         Principal        Value
Date        Coupon Rate                 Amount      (Note 1)
----        -----------                 ------      --------
U.S. GOVERNMENT OBLIGATIONS - 93.9%

FEDERAL HOME LOAN BANK - 13.6%
01/26/01    4.88%                  $ 3,000,000  $  2,996,244
04/06/01    6.66%                    2,000,000     1,999,508
10/12/01    6.58%*                   5,000,000     4,997,345
10/19/01    6.55%*                   5,000,000     4,997,279
                                                ------------
TOTAL FEDERAL HOME LOAN BANK                      14,990,376
                                                ------------
FEDERAL HOME LOAN MORTGAGE CORP. - 29.7%
01/05/01    6.35%                    2,000,000     1,999,899
01/16/01    6.44%                   20,000,000    19,946,333
01/16/01    6.71%                    5,000,000     4,986,550
03/01/01    6.34%                    3,600,000     3,562,594
05/24/01    6.53%                    1,500,000     1,461,092
06/21/01    6.42%                      800,000       775,604
                                                ------------
TOTAL FEDERAL HOME LOAN MRTG. CORP.               32,732,072
                                                ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 46.1%
01/25/01    6.43%                    5,000,000     4,978,567
01/29/01    5.78%                    5,000,000     4,996,402
02/08/01    6.42%                   15,000,000    14,898,350
02/15/01    6.41%                    5,000,000     4,959,969
03/15/01    6.33%                    2,000,000     1,974,328
05/10/01    6.26%*                   5,000,000     5,000,000
05/24/01    6.53%*                   5,000,000     5,000,000
10/04/01    6.47%*                   4,000,000     3,998,071
12/03/01    6.54%*                   5,000,000     4,998,224
                                                ------------
TOTAL FEDERAL NAT'L MORTGAGE ASSOC.               50,803,911
                                                ------------
STUDENT LOAN MARKETING ASSOCIATION - 4.5%
09/17/01    6.29%*                   5,000,000     4,997,758
                                                ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS                103,524,117
                                                ------------
REPURCHASE AGREEMENTS - 6.1%
State Street, 6.40%, dated 12/29/00,
due 01/02/01, collaterized by $6,889,330
Federal National Mortgage Association,
6.40%, due 09/27/01                  6,691,755     6,687,000
                                                ------------
TOTAL REPURCHASE AGREEMENTS                        6,687,000
                                                ------------
TOTAL INVESTMENTS - 100%                        $110,211,117
                                                ============

*Floating or variable rate security - rate disclosed as of December 31, 2000. Maturity date represents the next interest rate reset date.

INCOME TAX INFORMATION:
Total cost for Federal income tax purposes - $110,211,117


    The accompanying notes are an intergral part of the financial statements.
11

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000 (Unaudited)
(Showing Percentage of Total Value of Investments)


Due         Discount Rate or         Principal        Value
Date        Coupon Rate                 Amount      (Note 1)
----        -----------                 ------      --------
COMMERCIAL PAPER - 1.3%
Tennessee State
02/22/01    4.10%                  $ 1,000,000   $ 1,000,000
                                                 -----------
MUNICIPAL BONDS & NOTES - 98.7%
ALABAMA - 0.6%
Alabama Housing Financial Authority
01/03/01    5.00%*                     500,000       500,000
                                                 -----------
ARIZONA - 2.1%
Apache County
Industrial Development
01/03/01    4.85%*                   1,600,000     1,600,000
                                                 -----------
COLORADO - 1.4%
Colorado Educational &
Cultural Facilities
01/04/01    4.85%*                   1,085,000     1,085,000
                                                 -----------
DELAWARE - 2.6%
Delaware State
Economic Development Authority
01/03/01    4.90%*                   2,000,000     2,000,000
                                                 -----------
FLORIDA - 2.6%
Gainesville Utility Systems
03/08/01    4.30%                    1,000,000     1,000,000
Jacksonville
03/08/01    4.35%                    1,000,000     1,000,000
                                                 -----------
                                                   2,000,000
                                                 -----------
GEORGIA - 2.9%
Cobb County Housing Authority
Post Bridge Project
01/03/01    5.00%*                   1,550,000     1,550,000
Smyrna Housing Authority
Villages Project
01/03/01    5.00%*                     700,000       700,000
                                                 -----------
                                                   2,250,000
                                                 -----------
ILLINOIS - 2.7%
Cook County
01/03/01    4.95%*                   1,600,000     1,600,000
Illinois Development Authority
01/03/01    5.00%*                     500,000       500,000
                                                 -----------
                                                   2,100,000
                                                 -----------
INDIANA - 4.3%
Indianapolis Industrial Thermal
Energy Systems
05/01/01    5.00%                    2,000,000     2,004,211
Indiana State Educational
Facilities Authority
01/03/01    5.00%*                   1,300,000     1,300,000
                                                 -----------
                                                   3,304,211
                                                 -----------
IOWA - 2.6%
Des Moines
Community Development
01/04/01    5.05%*                   2,000,000     2,000,000
                                                 -----------
KANSAS - 1.3%
City of Burlington
Pollution Control
02/16/01    4.25%                  $ 1,000,000   $ 1,000,000
                                                 -----------
KENTUCKY - 1.3%
Kentucky Interlocal School
06/29/01    5.00%                    1,000,000     1,005,680
                                                 -----------
LOUISIANA - 3.1%
Louisiana
Public Hospital
01/03/01    4.75%*                     390,000       390,000
Plaquemines Port
02/08/01    4.40%                    1,000,000     1,000,000
02/08/01    4.45%                    1,000,000     1,000,000
                                                 -----------
                                                   2,390,000
                                                 -----------
MARYLAND - 1.3%
Montgomery County
Economic Development
01/03/01    4.78%*                   1,000,000     1,000,000
                                                 -----------
MINNESOTA - 3.7%
Hennepin County
01/04/01    4.70%*                     875,000       875,000
Minneapolis
01/04/01    4.70%*                     400,000       400,000
Minneapolis Convention Center
01/04/01    4.70%*                     400,000       400,000
Minneapolis Public Work
12/04/01    4.70%*                     145,000       145,000
Minneapolis Tax Increments
01/04/01    4.70%*                     500,000       500,000
Minnesota School District Tax & Aid
02/28/01    4.25%                      500,000       500,245
                                                 -----------
                                                   2,820,245
                                                 -----------
MISSOURI - 5.0%
Kansas City
Industrial Development
01/02/01    5.25%*                     200,000       200,000
Missouri State
Environmental Improvement
01/03/01    5.05%*                   3,300,000     3,300,000
Missouri State Utilities Lease
01/03/01    5.00%*                     400,000       400,000
                                                 -----------
                                                   3,900,000
                                                 -----------
NEVADA - 5.5%
Clark County Airport Authority
01/03/01    4.70%*                   2,244,000     2,244,030
Las Vegas Valley Water Department
04/01/06    4.15%                    2,000,000     2,000,000
                                                 -----------
                                                   4,244,030
                                                 -----------
NEW MEXICO - 1.3%
New Mexico State
Hospital Equipment
01/03/01    4.90%*                   1,000,000     1,000,000
                                                 -----------

    The accompanying notes are an intergral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2000 (Unaudited)
(Showing Percentage of Total Value of Investments)


Due         Discount Rate or         Principal        Value
Date        Coupon Rate                 Amount      (Note 1)
----        -----------                 ------      --------
MUNICIPAL BONDS & NOTES (CONTINUED)
NEW YORK - 0.5%
New York City
01/02/01    4.85%*                 $   200,000   $   200,000
01/02/01    4.85%*                     100,000       100,000
New York City
Transitional
01/03/01    4.85%*                     100,000       100,000
                                                 -----------
                                                     400,000
                                                 -----------
NORTH CAROLINA - 7.3%
Charlotte Mecklenberg Hospital
01/04/01    4.75%*                     315,000       315,000
Greensboro Enterprise Systems
01/03/01    4.75%*                   2,125,000     2,125,000
North Carolina Medical Care
Community Hospital
01/02/01    4.65%*                   1,400,000     1,400,000
North Carolina Medical Care
Community Hospital - Duke
University Hospital Project
01/04/01    4.90%*                   1,830,000     1,830,000
                                                 -----------
                                                   5,670,000
                                                 -----------
OHIO - 12.1%
Conneaut City School District
02/15/01    5.13%                    1,691,000     1,696,445
Cuyahoga County Hospital
01/03/01    5.05%*                   1,000,000     1,000,000
01/03/01    5.05%*                     300,000       300,000
Fairfield County Industrial
Development Authority
10/11/01    4.88%                      500,000       501,574
Hamilton County
Healthcare
01/05/01    5.00%*                   1,000,000     1,000,000
Lake County
03/15/01    5.12%                    1,000,000     1,003,070
Marysville Village School District
03/20/01    4.79%                    1,000,000     1,001,138
Medina County Housing
Oaks at Medina
01/04/01    4.98%*                     980,000       980,000
Montgomery County
Health Care Facility
12/08/01    5.00%                      330,000       330,000
New Lebanon School District
06/07/01    5.04%                    1,000,000     1,002,907
Union TWP
04/10/01    4.86%                      500,000       502,435
                                                 -----------
                                                   9,317,569
                                                 -----------
OREGON - 1.3%
Linn & Benton Counties School District
06/01/01    4.75%                    1,000,000     1,001,780
                                                 -----------
PENNSYLVANIA - 5.5%
Luzerne County
Convention Center
01/04/01    4.80%*                   1,790,000     1,790,000
Pennsylvania State
Higher Education
01/03/01    5.00%*                   1,700,000     1,700,000

Sayre
Healthcare Facilities
01/03/01    5.00%*                 $   400,000   $   400,000
Washington County
Higher Education
01/03/01    4.95%*                     380,000       380,000
                                                 -----------
                                                   4,270,000
                                                 -----------
SOUTH CAROLINA - 5.2%
Lexington School District
04/13/01    5.00%                    1,000,000     1,001,700
Piedmont
Power Agency
01/03/01    4.75%*                   3,000,000     3,000,000
                                                 -----------
                                                   4,001,700
                                                 -----------
TENNESSEE - 11.9%
Chattanooga Health, Education & Housing
Baylor
01/03/01    5.00%*                     915,000       915,000
Clarksville Public Building Authority
01/04/01    5.00%*                   1,250,000     1,250,000
Memphis
01/03/01    5.05%*                     900,000       900,000
10/01/01    5.00%                    1,360,000     1,365,859
Metro. Gov't Nashville Airport
01/03/01    4.85%*                     800,000       800,000
Shelby County
01/19/01    4.30%                    1,000,000     1,000,000
03/15/01    4.30%                    1,000,000     1,000,000
04/20/01    4.40%                    1,000,000     1,000,000
Washington County
Industrial Development
Springbrook Property
01/03/01    5.00%*                     980,000       980,000
                                                 -----------
                                                   9,210,859
                                                 -----------
TEXAS - 3.2%
Harris County
01/03/01    4.95%*                   2,500,000     2,500,000
                                                 -----------
UTAH - 3.2%
Intermountain Power Agency
02/08/01    4.15%                    1,000,000     1,000,000
03/15/01    4.22%                    1,000,000     1,000,000
Salt Lake City
01/03/01    4.80%*                     500,000       500,000
                                                 -----------
                                                   2,500,000
                                                 -----------
VIRGINIA - 2.8%
Fairfax County
Industrial Development
01/03/01    4.95%*                     300,000       300,000
Hampton
Housing Authority
01/03/01    4.60%*                   1,600,000     1,600,000
Lynchburg
Industrial Development Authority
01/03/01    5.05%*                     300,000       300,000
                                                 -----------
                                                   2,200,000
                                                 -----------


    The accompanying notes are an intergral part of the financial statements.
13

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2000 (Unaudited)
(Showing Percentage of Total Value of Investments)


Due         Discount Rate or         Principal        Value
Date        Coupon Rate                 Amount      (Note 1)
----        -----------                 ------      --------
MUNICIPAL BONDS & NOTES (CONTINUED)
WASHINGTON - 0.7%
Washington State
06/01/01    6.70%                  $   500,000   $   504,720
                                                 -----------
WISCONSIN - 0.7%
Beloit School District
10/26/01    4.55%                      500,000       500,195
                                                 -----------
TOTAL MUNICIPAL BONDS & NOTES                     76,278,989
                                                 -----------

TOTAL INVESTMENTS - 100%                         $77,275,989
                                                 ===========

*Floating or variable rate security - rate disclosed as of December 31, 2000.
 Maturity date represents the next interest rate reset date.

INCOME TAX INFORMATION:

Total cost for Federal income tax purposes - $77,275,989

UNAUDITED INCOME TAX INFORMATION:

Municipal Money Market Portfolio had designated all dividends paid during the six months ended December 31, 2000 as exempt-interest dividends. Thus, 100% of these distributions are exempt from Federal income tax.

CASH RESERVE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000 (Unaudited)
(Showing Percentage of Total Value of Investments)


Due         Discount Rate or         Principal        Value
Date        Coupon Rate                 Amount      (Note 1)
----        -----------                 ------      --------
BANK NOTES - 2.4%
FINANCIAL SERVICES - 2.4%
Bank of America Corp.
04/23/01    6.60%                  $ 5,000,000   $ 5,000,000
                                                 -----------
TOTAL BANK NOTES                                   5,000,000
                                                 -----------
COMMERCIAL PAPER - 42.0%
ASSET-BACKED SECURITIES - 9.4%
CXC, Inc.
02/21/01    6.39%                    8,000,000     7,927,580
Fairway Financial Corp.
03/16/01    6.40%                    6,000,000     5,921,067
K2 USA LLC
03/30/01    6.47%                    6,000,000     5,905,107
                                                 -----------
                                                  19,753,754
                                                 -----------
BASIC MATERIALS - 3.0%
BASF Aktiengesellschaft
03/19/01    6.44%                    6,300,000     6,213,221
                                                 -----------
BROKER/DEALERS - 3.3%
Morgan Stanley Dean Witter & Co.
03/26/01    6.25%                    7,000,000     6,897,917
                                                 -----------
CAPTIAL GOODS - 2.0%
Caterpillar, Inc.
04/18/01    6.42%                    4,365,000     4,281,709
                                                 -----------
CONSUMER CYCLICALS - 2.4%
Daimler Chrysler NA Holding Corp.
02/27/01    6.50%                    5,000,000     4,948,542
                                                 -----------
CONSUMER STAPLES - 2.8%
Golden Peanut Co.
03/13/01    6.47%                    6,000,000     5,923,438
                                                 -----------
FINANCIAL SERVICES - 10.7%
Banquet Et Caisse D' Epargne
De L'Etat Luxembourg
02/26/01    6.50%                    5,000,000     4,949,444
Cregem North America, Inc.
02/27/01    6.50%                    6,000,000     5,938,250
Depfa Bank Europe
05/30/01    6.42%                    6,000,000     5,840,570
Respol Int'l Financial Services
05/29/01    6.48%                    6,000,000     5,840,160
                                                 -----------
                                                  22,568,424
                                                 -----------
HEALTHCARE- 2.8%
United Healthcare Corp.
02/28/01    6.65%                    6,000,000     5,935,717
                                                 -----------
PERSONAL CREDIT INSTITUTIONS - 2.8%
General Electric Capital Corp.
02/06/01    6.52%                    6,000,000     5,960,880
                                                 -----------
UTILITIES - 2.8%
Consolidated National Gas Co.
03/14/01    6.55%                    6,000,000     5,921,400
                                                 -----------
TOTAL COMMERCIAL PAPER                            88,405,002
                                                 -----------

    The accompanying notes are an intergral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

CASH RESERVE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000 (Unaudited)
(Showing Percentage of Total Value of Investments)


Due         Discount Rate or         Principal        Value
Date        Coupon Rate                 Amount      (Note 1)
----        -----------                 ------      --------
VARIABLE RATE NOTES - 20.0%
BASIC MATERIALS - 2.4%
Cargill, Inc.
11/08/01    6.90                   $ 5,000,000  $  5,006,963
                                                ------------
BROKER/DEALER - 2.3%
Merrill Lynch & Co., Inc.
04/12/01    6.76%                    5,000,000     4,999,721
                                                ------------
FINANCIAL SERVICES - 12.9%
Associates Corp. of North America
10/01/01    6.44%                    5,000,000     5,000,000
BankBoston Corp.
08/24/01    6.88%                    5,000,000     5,004,632
First Union National Bank
03/01/01    6.68%                    5,000,000     5,000,000
Key Bank
10/26/01    7.11%                    6,200,000     6,217,724
Strategic Money Markets Trust 2000-M
12/13/01    6.58%                    6,000,000     6,000,000
                                                ------------
                                                  27,222,356
                                                ------------
UTILITIES - 2.4%
National Rural Utilities Coop.
01/24/01    6.71%                    5,000,000     5,000,000
                                                ------------
TOTAL VARIABLE RATE NOTES                         42,229,040
                                                ------------
REPURCHASE AGREEMENTS - 35.6%
Shearson Lehman, 5.85%
dated 12/29/00, due  01/02/01,
collaterized by $24,719,877 Federal
Home Loan Bank, 5.40%,
due 11/18/03                        24,015,600    24,000,000

State Street, 6.40%,
dated 12/29/00, due 01/02/01,
collaterized by $52,554,469 Federal
Home Loan Mortgage Corp., 6.45%,
due 04/29/09                        51,055,280    51,019,000
                                                ------------
TOTAL REPURCHASE AGREEMENTS                       75,019,000
                                                ------------
TOTAL INVESTMENTS - 100%                        $210,653,042
                                                ============


INCOME TAX INFORMATION:

Total cost for income tax purposes - $210,653,042


    The accompanying notes are an intergral part of the financial statements.
15

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2000 (Unaudited)


                                                                 GROWTH & INCOME           CAPITAL APPRECIATION
                                                                    PORTFOLIO                    PORTFOLIO
                                                              -------------------          --------------------
ASSETS:
Investments, at value (cost-see below)(Note 1)                   $ 1,014,467,811              $    52,259,575
Receivable for investments sold                                                0                      799,449
Receivable for portfolio shares sold                                     667,401                       50,914
Dividends receivable                                                     755,615                       10,934
Interest receivable                                                      271,807                           23
Other assets                                                              20,164                          674
                                                                 --------------------------------------------
       Total assets                                                1,016,182,798                   53,121,569
                                                                 --------------------------------------------

LIABILITIES:
Payable for investments purchased                                      1,881,875                    2,199,195
Payable for portfolio shares redeemed                                  3,465,353                          637
Accrued management fee                                                   542,524                       34,199
Accrued administration fee                                               124,994                        6,108
Accrued co-administration fee                                             54,997                        2,103
Accrued 12b-1 fee                                                         64,269                          629
Accrued shareholder servicing fee                                         56,608                        1,208
Other payables and accrued expenses                                      373,317                        9,026
                                                                 --------------------------------------------
       Total liabilities                                               6,563,937                    2,253,105
                                                                 --------------------------------------------
NET ASSETS                                                       $ 1,009,618,861              $    50,868,464
                                                                 ============================================


NET ASSETS CONSIST OF:
Paid in capital                                                  $   643,654,589              $    51,031,360
Overdistributed net investment income                                    (40,203)                    (203,535)
Accumulated net realized gain (loss) on
   investments                                                        57,240,262                   (3,850,425)
Net unrealized appreciation
   in value of investments                                           308,764,213                    3,891,064
                                                                 --------------------------------------------

NET ASSETS                                                       $ 1,009,618,861              $    50,868,464
                                                                 ============================================

COST OF INVESTMENTS                                              $   705,703,598              $    48,368,511
                                                                 ============================================

NET ASSET VALUE PER SHARE
Net Assets
   Class I                                                       $   780,200,463              $    44,821,792
   Class II                                                      $   117,653,390              $     4,921,643
   Class III                                                     $   104,815,626              $       770,018
   Class IV                                                      $     6,949,382              $       355,011
                                                                 --------------------------------------------
Shares outstanding of no par value capital
   stock, unlimited shares authorized
   Class I                                                            32,494,212                    4,200,024
   Class II                                                            4,902,444                      469,111
   Class III                                                           4,479,921                       75,915
   Class IV                                                              293,341                       33,486
                                                                 --------------------------------------------
Net Asset Value and redemption price per
  share
   Class I                                                       $         24.01              $         10.67
   Class II                                                      $         24.00              $         10.49
   Class III                                                     $         23.40              $         10.14
   Class IV                                                      $         23.69              $         10.60
                                                                 --------------------------------------------
Maximum offering price per share
   Class I (no sales charge)                                     $         24.01              $         10.67
   Class II (net asset value plus maximum
      sales charge of 5.75% of offering price)                   $         25.46              $         11.13
   Class III (no sales charge)                                   $         23.40              $         10.14
   Class IV(no sales charge)                                     $         23.69              $         10.60
                                                                 --------------------------------------------


   The accompanying notes are an intergral part of the financial statements.
                                                                              16

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000 (Unaudited)


                                                                            BOND             INTERMEDIATE BOND    TENNESSEE TAX-FREE
                                                                          PORTFOLIO              PORTFOLIO             PORTFOLIO
                                                                        ------------------------------------------------------------
ASSETS:
Investments, at value (cost -see below)(Note 1)                         $ 237,763,797          $ 200,782,002         $ 185,682,192
Receivable for portfolio shares sold                                              114                 33,533                 2,376
Interest receivable                                                         4,461,701              4,121,895             2,900,135
Other assets                                                                    7,515                  7,598                 6,660
                                                                        ------------------------------------------------------------
          Total assets                                                    242,233,127            204,945,028           188,591,363
                                                                        ------------------------------------------------------------

LIABILITIES:
Payable for portfolio shares redeemed                                         353,450                218,902                 1,328
Accrued management fee                                                         56,942                 47,386                43,448
Accrued administration fee                                                     29,781                 26,692                23,748
Accrued co-administration fee                                                   9,923                  8,882                 7,997
Dividends payable                                                             415,462                582,377               605,835
Accrued 12b-1 fee                                                               2,118                    499                 4,789
Accrued shareholder servicing fee                                               2,072                  1,809                 2,328
Other payables and accrued expenses                                            82,447                 93,664                72,926
                                                                        ------------------------------------------------------------
          Total liabilities                                                   952,195                980,211               762,399
                                                                        ------------------------------------------------------------
NET ASSETS                                                              $ 241,280,932          $ 203,964,817         $ 187,828,964
                                                                        ============================================================

NET ASSETS CONSIST OF:
Paid in capital                                                         $ 241,536,270          $ 202,856,769         $ 184,159,273
(Over)Undistributed net investment income                                    (109,626)               106,933                31,938
Accumulated net realized loss on investments                               (1,755,367)            (1,039,043)             (186,188)
Net unrealized appreciation in value of
   investment                                                               1,609,655              2,040,158             3,823,941
                                                                        ------------------------------------------------------------
NET ASSETS                                                              $ 241,280,932          $ 203,964,817         $ 187,828,964
                                                                        ============================================================

COST OF INVESTMENTS                                                     $ 236,154,142          $ 198,741,844         $ 181,858,251
                                                                        ============================================================

NET ASSET VALUE PER SHARE
Net Assets
   Class I                                                              $ 233,600,870          $ 193,559,368         $ 169,415,748
   Class II                                                             $   6,074,555          $   9,227,757         $  11,423,595
   Class III                                                            $   1,605,507          $   1,177,692         $   6,758,340
   Class IV                                                                       n/a                    n/a         $     231,281
                                                                        ------------------------------------------------------------

Shares outstanding of no par value capital
   stock, unlimited shares authorized
   Class I                                                                 23,527,319             19,346,152            16,594,378
   Class II                                                                   613,320                922,416             1,116,627
   Class III                                                                  161,508                117,703               661,465
   Class IV                                                                       n/a                    n/a                22,645
                                                                        ------------------------------------------------------------

Net asset value and redemption price per share
   Class I                                                              $        9.93          $       10.01         $       10.21
   Class II                                                             $        9.90          $       10.00         $       10.23
   Class III                                                            $        9.94          $       10.01         $       10.22
   Class IV                                                                       n/a                    n/a         $       10.21
                                                                        ------------------------------------------------------------

Maximum offering price per share
   Class I (no sales charge)                                            $        9.93          $       10.01         $       10.21
   Class II (net asset value plus maximum
     sales charge of 3.75%, 2.50% and 2.50%,                            $       10.29          $       10.26         $       10.49
     respectively, of offering price)
   Class III (no sales charge)                                          $        9.94          $       10.01         $       10.22
   Class IV (no sales charge)                                                     n/a                    n/a         $       10.21
                                                                        ------------------------------------------------------------

   The accompanying notes are an intergral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000 (Unaudited)

                                                        U.S. TREASURY       U.S. GOVERNMENT         MUNICIPAL             CASH
                                                         MONEY MARKET         MONEY MARKET        MONEY MARKET           RESERVE
                                                          PORTFOLIO            PORTFOLIO           PORTFOLIO            PORTFOLIO
                                                        ----------------------------------------------------------------------------
ASSETS:
Investments, at value (1)(Note 1)                        $  5,453,000        $ 110,211,117        $ 77,275,989        $ 210,653,042
Cash                                                        7,500,565                  913              70,806                  359
Receivable for portfolio shares sold                                0                    0               2,506               47,346
Interest receivable                                           176,164              609,521             478,030              545,230
Other assets                                                        0                5,712               1,975                4,680
                                                        ----------------------------------------------------------------------------
         Total assets                                      13,129,729          110,827,263          77,829,306          211,250,657
                                                        ----------------------------------------------------------------------------
LIABILITIES:
Payable for portfolio shares redeemed                           1,050                  704                   0               39,377
Dividends payable                                              58,570              528,274             212,307              184,804
Accrued management fee                                          5,956               13,226               6,452               15,029
Accrued administration fee                                        800                9,911               4,827               11,248
Accrued co-administration fee                                       0                3,351               1,773                3,752
Accrued 12b-1 fee                                               1,533               12,173               2,301               29,076
Other payables and accrued expenses                            29,800               32,680              24,666               66,747
                                                        ----------------------------------------------------------------------------
         Total liabilities                                     97,709              600,319             252,326              350,033
                                                        ----------------------------------------------------------------------------
NET ASSETS                                               $ 13,032,020        $ 110,226,944        $ 77,576,980        $ 210,900,624
                                                        ============================================================================

NET ASSETS CONSIST OF:
Paid in capital                                          $ 13,039,732        $ 110,241,190        $ 77,606,376        $ 210,904,990
Undistributed net investment income                                73                  331                   0                   22
Accumulated net realized (loss)
   on investments                                              (7,785)             (14,577)            (29,396)              (4,388)
                                                        ----------------------------------------------------------------------------
NET ASSETS                                               $ 13,032,020        $ 110,226,944        $ 77,576,980        $ 210,900,624
                                                        ============================================================================

NET ASSET VALUE, offering price and
   redemption price per share (2)                        $       1.00        $        1.00        $       1.00        $        1.00
                                                        ============================================================================


(1) Including repurchase agreements for the U.S. Treasury Money Market, U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios in the amounts of $5,453,000, $6,687,000, $0 and $75,019,000, respectively.

(2)                                                                                  Shares Outstanding
                                                                   Net            (no par value, unlimited
                                                                  Assets             shares authorized)
                                                                  ------             ------------------
U.S. Treasury Money Market
    Class I                                                      $12,040,715              12,044,070
    Class III                                                        827,982                 832,382
    Class IV                                                         163,323                 163,280
U.S. Government Money Market
    Class I                                                      106,940,164             106,954,299
    Class III                                                      3,286,780               3,286,891
Municipal Money Market
    Class I                                                       64,238,563              64,264,978
    Class III                                                     13,338,417              13,341,398
Cash Reserve
    Class I                                                       41,672,273              41,672,729
    Class III                                                    169,228,351             169,232,261


   The accompanying notes are an intergral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
For the Six Months Ended December 31, 2000 (Unaudited)



                                                               GROWTH & INCOME                 CAPITAL APPRECIATION
                                                                  PORTFOLIO                          PORTFOLIO
                                                              ------------------------------------------------------
INVESTMENT INCOME:
DIVIDENDS                                                     $  5,168,003                           $ 116,703
Interest                                                         1,083,096                               7,151
                                                              ------------------------------------------------------
   Total investment income                                       6,251,099                             123,854
                                                              ------------------------------------------------------
EXPENSES:
Management fee (Note 3)                                          3,332,583                             224,005
Administration fee (Note 4)                                        769,057                              39,530
Co-administration fee                                              256,353                              13,177
Fund accounting/custody fee                                        115,691                              21,127
Transfer agent fee                                                 179,447                               9,224
Transfer agent out-of-pocket fee:
   Class I                                                          73,600                                 15
   Class II                                                         18,400                               3,312
   Class III                                                         6,440                               1,288
   Class IV                                                            626                                 184
Blue sky fee:
   Class I                                                           9,936                                   0
   Class II                                                          4,416                                 386
   Class III                                                             0                                 412
   Class IV                                                            657                                 169
Distribution fee:
   Class III                                                       386,432                               2,809
   Class IV                                                         23,478                               1,154
Shareholder servicing fee:
   Class II                                                        137,699                               5,821
   Class III                                                       128,811                                 936
   Class IV                                                          7,826                                 385
Trustees fee                                                        36,800                                   0
Registration fee                                                    46,000                                   0
Audit & tax                                                         39,560                                   0
Legal                                                               38,640                                 736
Reports to shareholders                                             46,000                               1,104
Miscellaneous                                                       70,916                               1,615
                                                              ------------------------------------------------------
   Total expenses before waiver                                  5,729,368                             327,389
Waiver of expenses (Note 5)                                              0                                   0
                                                              ------------------------------------------------------
   Net expenses                                                  5,729,368                             327,389
                                                              ------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       521,731                            (203,535)
                                                              ------------------------------------------------------

Net realized gain (loss) on investments                         92,670,081                          (3,469,129)
Change in net unrealized
   appreciation (depreciation)                                  (6,168,412)                          1,051,298
                                                              ------------------------------------------------------
Net gain (loss) on investments                                  86,501,669                          (2,417,831)
                                                              ------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                               $ 87,023,400                        $ (2,621,366)
                                                              ======================================================




    The accompanying notes are an intergral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
For the Six Months Ended December 31, 2000 (Unaudited)


                                                   BOND                  INTERMEDIATE BOND       TENNESSEE TAX-FREE
                                                 PORTFOLIO                   PORTFOLIO               PORTFOLIO
                                           -------------------------------------------------------------------------
INTEREST INCOME:                              $ 7,774,114                  $ 6,545,804             $ 4,730,293
                                           -------------------------------------------------------------------------
EXPENSES:
Management fee (Note 3)                           647,561                     521,162                  476,758
Administration fee (Note 4)                       176,608                     156,349                  143,027
Co-administration fee                              58,869                      52,116                   47,678
Fund accounting/custody fee                        46,791                      45,858                   40,766
Transfer agent fee                                 41,208                      36,481                   33,373
Transfer agent out-of-pocket fee:
   Class I                                         23,920                      19,872                   23,000
   Class II                                         1,104                       1,104                    2,208
   Class III                                          368                         552                    3,312
   Class IV                                             -                           -                       11
Blue sky fee:
   Class I                                          1,472                       2,374                      252
   Class II                                         1,277                       1,023                      252
   Class III                                          730                           0                      252
   Class IV                                             -                           -                        4
Distribution fee:
   Class III                                        6,302                       4,701                   29,138
   Class IV                                             -                           -                      750
Shareholder servicing fee:
   Class II                                         7,672                      10,702                   13,199
   Class III                                        2,100                       1,567                    9,680
   Class IV                                             -                           -                        0
Trustees fee                                        4,558                       4,105                    3,987
Registration fee                                        0                           0                    3,606
Audit & tax                                         5,520                         920                    3,680
Legal                                               4,232                       4,048                    2,760
Reports to shareholders                             4,296                           0                    6,440
Miscellaneous                                       7,496                       2,189                   11,659
                                           -------------------------------------------------------------------------
   Total expenses before waiver                 1,042,084                     865,123                  855,792
Waiver of expenses (Note 5)                      (296,447)                   (210,032)                (211,485)
                                           -------------------------------------------------------------------------
   Net expenses                                   745,637                     655,091                  644,307
                                           -------------------------------------------------------------------------
NET INVESTMENT INCOME                           7,028,477                   5,890,713                4,085,986
                                           -------------------------------------------------------------------------

Net realized gain (loss) on investments        (1,409,947)                    (23,823)                   5,981
Change in net unrealized appreciation
   (depreciation)                              10,959,510                   8,684,313                5,927,426
                                           -------------------------------------------------------------------------

Net gain on investments                         9,549,563                   8,660,490                5,933,407
                                           -------------------------------------------------------------------------

Net increase in net assets from operations   $ 16,578,040                $ 14,551,203             $ 10,019,393
                                           =========================================================================


    The accompanying notes are an intergral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------


STATEMENTS OF OPERATIONS
For the Six Months Ended December 31, 2000 (Unaudited)


                                              U.S. TREASURY         U.S. GOVERNMENT          MUNICIPAL
                                              MONEY MARKET           MONEY MARKET          MONEY MARKET           CASH RESERVE
                                                PORTFOLIO              PORTFOLIO             PORTFOLIO              PORTFOLIO
                                            ------------------------------------------------------------------------------------

INTEREST INCOME:                               $ 335,279            $ 3,509,923            $ 1,436,326           $ 5,270,066
                                            ------------------------------------------------------------------------------------

EXPENSES:
Management fee (Note 3)                           12,795                132,487                 83,283               196,655
Administration fee (Note 4)                        3,838                 39,746                 24,985                58,997
Co-administration fee                              2,558                 26,495                 16,651                39,342
Fund accounting/custody fee:                           0                      0                  7,995                18,879
Transfer agent fee                                 1,331                      0                  8,662                20,452
Blue sky fee:
     Class I                                         690                  1,772                  1,406                     0
     Class III                                         0                      0                  1,840                     0
     Class IV                                         46                      -                      -                     -
Distribution fee:
     Class III                                     2,543                 45,716                 17,167               273,749
     Class IV                                        203                      -                      -                     -
Trustees fee                                         184                      0                  1,288                 2,013
Registration fee                                       0                      0                      0                 5,520
Audit & tax                                          552                      0                  2,024                 5,520
Legal                                                184                      0                  1,104                 2,760
Reports to shareholders                              368                      0                  1,472                 4,473
Miscellaneous                                      1,182                      0                  4,251                 8,942
                                            ------------------------------------------------------------------------------------
     Total expenses before waiver                 26,474                246,216                172,128               637,302
Waiver of expenses (Note 5)                      (16,226)              (113,056)               (65,916)             (259,368)
                                            ------------------------------------------------------------------------------------
     Net expenses                                 10,248                133,160                106,212               377,934

NET INVESTMENT INCOME                            325,031              3,376,763              1,330,114             4,892,132
                                            ------------------------------------------------------------------------------------

Net realized gain (loss) on investments              249                  3,169                (22,094)               (4,605)
                                            ------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS     $ 325,280            $ 3,379,932            $ 1,308,020           $ 4,887,527
                                            ====================================================================================



    The accompanying notes are an intergral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                           GROWTH & INCOME                             CAPITAL APPRECIATION
                                                               PORTFOLIO                                     PORTFOLIO
                                              --------------------------------------------------------------------------------------
                                              For the Six-Months          For the Year       For the Six-Months       For the Year
                                              Ended December 31,         Ended June 30,      Ended December 31,      Ended June 30,
                                               2000 (Unaudited)               2000            2000 (Unaudited)            2000
                                              --------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)               $       521,731            $   2,957,731        $   (203,535)           $   (349,607)
   Net realized gain (loss) on
     investments                                   92,670,081              130,526,395          (3,469,129)             15,055,298
   Change in net unrealized
     appreciation (depreciation)                   (6,168,412)             (57,074,725)          1,051,298                 167,445
                                              --------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
     from operations                               87,023,400               76,409,401          (2,621,366)             14,873,136
                                              --------------------------------------------------------------------------------------

DISTRIBUTIONS:
From net investment income:
   Class I                                           (628,564)              (2,716,942)                  0                       0
   Class II                                                 0                 (171,838)                  0                       0
   Class III                                                0                        0                   0                       0
   Class IV                                                 0                        0                   0                       0
From net realized gain:
   Class I                                       (105,431,891)             (83,965,430)        (10,510,021)                      0
   Class II                                       (14,966,749)             (10,248,758)         (1,150,125)                      0
   Class III                                      (13,836,189)             (10,564,379)           (194,213)                      0
   Class IV                                          (876,305)                (196,133)            (80,538)                      0
                                              --------------------------------------------------------------------------------------
Net decrease in net assets
   from distributions                            (135,739,698)            (107,863,480)        (11,934,897)                      0
                                              --------------------------------------------------------------------------------------

SHARE TRANSACTIONS (NOTE 2):
   Proceeds from sales of shares                   74,049,709              136,242,850           4,350,718               2,676,078
   Reinvested dividends                            86,228,462               67,779,916          11,346,586                       0
   Cost of shares redeemed                       (100,356,064)            (143,564,234)         (1,007,257)             (3,061,056)
                                              --------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
     from share transactions                       59,922,107               60,458,532          14,690,047                (384,978)
                                              --------------------------------------------------------------------------------------

        Total increase in net assets               11,205,809               29,004,453             133,784              14,488,158

NET ASSETS:
   Beginning of period                            998,413,052              969,408,599          50,734,680              36,246,522
                                              --------------------------------------------------------------------------------------

   End of period*                             $ 1,009,618,861            $ 998,413,052        $ 50,868,464            $ 50,734,680
                                              ======================================================================================

 *Includes overdistributed
      net investment income of                $       (40,203)           $      (2,321)       $   (203,535)           $          0



    The accompanying notes are an intergral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                            BOND                                  INTERMEDIATE BOND
                                                          PORTFOLIO                                   PORTFOLIO
                                             ---------------------------------------------------------------------------------------

                                             For the Six-Months           For the Year       For the Six-Months       For the Year
                                             Ended December 31,          Ended June 30,      Ended December 31,      Ended June 30,
                                              2000 (Unaudited)                2000            2000 (Unaudited)            2000
                                             ---------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                       $   7,028,477             $  14,054,537         $   5,890,713         $  12,916,625
   Net realized loss on investments               (1,409,947)                 (401,353)              (23,823)             (930,373)
   Change in net unrealized
     appreciation (depreciation)                  10,959,510                (6,020,826)            8,684,313            (3,275,871)
                                             ---------------------------------------------------------------------------------------
   Net increase in net assets
     from operations                              16,578,040                 7,632,358            14,551,203             8,710,381
                                             ---------------------------------------------------------------------------------------

DISTRIBUTIONS:
From net investment income:
   Class I                                        (6,811,041)              (13,603,855)           (5,630,021)          (12,533,433)
   Class II                                         (174,640)                 (333,078)             (230,302)             (332,890)
   Class III                                         (42,961)                 (117,604)              (30,431)              (50,301)
From net realized gain:
   Class I                                                 0                  (746,146)                    0                     0
   Class II                                                0                   (18,564)                    0                     0
   Class III                                               0                    (8,127)                    0                     0
                                             ---------------------------------------------------------------------------------------
Net decrease in net assets
   from distributions                             (7,028,642)              (14,827,374)           (5,890,754)          (12,916,624)
                                             ---------------------------------------------------------------------------------------

SHARE TRANSACTIONS (NOTE 2):
   Proceeds from sales of shares                   8,546,221                24,111,383            13,802,117            48,098,486
   Reinvested dividends                            4,596,525                 9,766,981             2,392,192             5,300,553
   Cost of shares redeemed                       (11,521,530)              (28,869,165)          (32,028,794)          (61,506,110)
                                             ---------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
     from share transactions                       1,621,216                 5,009,199           (15,834,485)           (8,107,071)
                                             ---------------------------------------------------------------------------------------

     Total increase (decrease) in net assets      11,170,614                (2,185,817)           (7,174,036)          (12,313,314)

NET ASSETS:
   Beginning of period                           230,110,318               232,296,135           211,138,853           223,452,167
                                             ---------------------------------------------------------------------------------------

   End of period*                              $ 241,280,932             $ 230,110,318         $ 203,964,817         $ 211,138,853
                                             =======================================================================================

*Includes (over) undistributed
     net investment income of                  $    (109,626)            $    (109,461)        $     106,933         $     106,974







    The accompanying notes are an intergral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                   TENNESSEE TAX-FREE
                                                                        PORTFOLIO
                                                     ---------------------------------------------
                                                     For the Six-Months              For the Year
                                                     Ended December 31,             Ended June 30,
                                                      2000 (Unaudited)                  2000
                                                     ---------------------------------------------
OPERATIONS:
   Net investment income                               $   4,085,986                $   9,257,421
   Net realized gain (loss) on investments                     5,981                     (168,336)
Change in net unrealized
     appreciation (depreciation)                           5,927,426                   (3,661,842)
                                                     ---------------------------------------------
Net increase in net assets
     from operations                                      10,019,393                    5,427,243
                                                     ---------------------------------------------

DISTRIBUTIONS:
From net investment income:
   Class I                                                (3,722,223)                  (8,224,992)
   Class II                                                 (214,570)                    (508,697)
   Class III                                                (145,417)                    (519,356)
   Class IV                                                   (3,898)                      (4,375)
From net realized gain:
   Class I                                                         0                     (245,870)
   Class II                                                        0                      (15,221)
   Class III                                                       0                      (18,938)
   Class IV                                                        0                         (141)
                                                     ---------------------------------------------
Net decrease in net assets
   from distributions                                     (4,086,108)                  (9,537,590)
                                                     ---------------------------------------------

SHARE TRANSACTIONS (NOTE 2):
   Proceeds from sales of shares                           7,266,805                   29,727,493
   Reinvested dividends                                      388,581                      987,516
   Cost of shares redeemed                               (18,129,703)                 (50,284,627)
                                                     ---------------------------------------------
   Net decrease in net assets
     from share transactions                             (10,474,317)                 (19,569,618)
                                                     ---------------------------------------------
     Total decrease in net assets                         (4,541,032)                 (23,679,965)

NET ASSETS:
   Beginning of period                                   192,369,996                  216,049,961
                                                     ---------------------------------------------

   End of period*                                      $ 187,828,964                $ 192,369,996
                                                     =============================================

*Includes undistributed
     net investment income of                          $      31,938                $      32,060



    The accompanying notes are an intergral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                  U.S. TREASURY MONEY                             U.S. GOVERNMENT MONEY
                                                    MARKET PORTFOLIO                                 MARKET PORTFOLIO
                                         -------------------------------------------------------------------------------------------
                                         For the Six-Months        For the Year          For the Six-Months       For the Year
                                         Ended December 31,       Ended June 30,         Ended December 31,      Ended June 30,
                                          2000 (Unaudited)             2000               2000 (Unaudited)            2000
                                         -------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                    $    325,031            $    578,826           $   3,376,763         $   5,247,772
   Net realized gain (loss) on
     investments                                     249                   9,723                   3,169                (8,819)
                                         -------------------------------------------------------------------------------------------
   Net increase in net assets from
     operations                                  325,280                 588,549               3,379,932             5,238,953
                                         -------------------------------------------------------------------------------------------

DISTRIBUTIONS:
From net investment income
   Class I                                      (288,567)               (475,625)             (2,750,011)           (4,967,178)
   Class III                                     (34,783)               (100,952)               (626,752)             (280,594)
   Class IV                                       (1,681)                 (2,249)                   --                    --
                                         -------------------------------------------------------------------------------------------
Net decrease in net assets from
   distributions                                (325,031)               (578,826)             (3,376,763)           (5,247,772)
                                         -------------------------------------------------------------------------------------------

SHARE TRANSACTIONS AT NET ASSET VALUE
OF $1.00 PER SHARE (NOTE 2):
   Proceeds from sales of shares              16,270,406              51,855,258             216,005,608           206,853,727
   Reinvested dividends                           35,866                  99,545                 350,459               276,283
   Cost of shares redeemed                   (11,307,142)            (55,901,418)           (191,558,957)         (217,447,326)
                                         -------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
      from share transactions                  4,999,130              (3,946,615)             24,797,110           (10,317,316)
                                         -------------------------------------------------------------------------------------------

         Total increase (decrease) in
           net assets                          4,999,379              (3,936,892)             24,800,279           (10,326,135)

NET ASSETS:
   Beginning of period                         8,032,641              11,969,533              85,426,665            95,752,800
                                         -------------------------------------------------------------------------------------------

   End of period*                           $ 13,032,020            $  8,032,641           $ 110,226,944         $  85,426,665
                                         ===========================================================================================

*Includes undistributed net
   investment income of                     $         73            $         73           $         331         $         331







    The accompanying notes are an intergral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                      MUNICIPAL MONEY                                   CASH RESERVE
                                                      MARKET PORTFOLIO                                    PORTFOLIO
                                          ------------------------------------------------------------------------------------------
                                          For the Six-Months       For the Year           For the Six-Months       For the Year
                                          Ended December 31,      Ended June 30,          Ended December 31,      Ended June 30,
                                           2000 (Unaudited)            2000                2000 (Unaudited)            2000
                                          ------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                    $  1,330,114         $   1,868,661             $   4,892,132          $   6,120,853
    Net realized loss on
        investments                               (22,094)               (3,392)                   (4,605)                     0
                                          ------------------------------------------------------------------------------------------
    Net increase in net assets from
       operations                               1,308,020             1,865,269                 4,887,527              6,120,853
                                          ------------------------------------------------------------------------------------------

DISTRIBUTIONS:
From net investment income
    Class I                                    (1,187,907)           (1,691,165)               (1,144,269)            (1,752,487)
    Class III                                    (142,207)             (177,496)               (3,747,863)            (4,368,366)
                                          ------------------------------------------------------------------------------------------
Net decrease in net assets from
    distributions                              (1,330,114)           (1,868,661)               (4,892,132)            (6,120,853)
                                          ------------------------------------------------------------------------------------------

SHARE TRANSACTIONS AT NET ASSET VALUE
OF $1.00 PER SHARE (NOTE 2):
    Proceeds from sales of shares              66,155,793            95,589,191               238,888,614            289,202,600
    Reinvested dividends                          141,940               176,772                 3,768,094              4,334,771
    Cost of shares redeemed                   (38,761,259)         (107,470,677)             (170,933,584)          (246,667,089)
                                          ------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets
      from share transactions                  27,536,474           (11,704,714)               71,723,124             46,870,282
                                          ------------------------------------------------------------------------------------------

        Total increase (decrease)
            in net assets                      27,514,380           (11,708,106)               71,718,519             46,870,282

NET ASSETS:
    Beginning of period                        50,062,600            61,770,706               139,182,105             92,311,823
                                          ------------------------------------------------------------------------------------------

    End of period*                           $ 77,576,980         $  50,062,600             $ 210,900,624          $ 139,182,105
                                          ==========================================================================================

*Includes undistributed net
    investment income of                     $          0         $           0             $          22          $          22





    The accompanying notes are an intergral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
GROWTH & INCOME PORTFOLIO

                                                                                         CLASS I
                                                     -------------------------------------------------------------------------------
                                                     For the Six Months
                                                     Ended December 31,                   For the Year
                                                         (Unaudited)                     Ended June 30,
                                                     -------------------------------------------------------------------------------
                                                         2000         2000         1999         1998         1997         1996
                                                         ----         ----         ----         ----         ----         ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period                   $  25.33     $  26.26     $  21.56     $  17.03     $  14.12     $  12.22
                                                     -------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                      0.03         0.11         0.13         0.17         0.18         0.19
Net realized and unrealized gain on investments            2.22         1.88         5.30         5.25         3.75         2.58
                                                     -------------------------------------------------------------------------------
Total from investment operations                           2.25         1.99         5.43         5.42         3.93         2.77
                                                     -------------------------------------------------------------------------------
Distributions:
Net investment income                                     (0.02)       (0.09)       (0.12)       (0.17)       (0.18)       (0.19)
Net realized gain                                         (3.55)       (2.83)       (0.61)       (0.72)       (0.84)       (0.68)
                                                     -------------------------------------------------------------------------------
Total distributions                                       (3.57)       (2.92)       (0.73)       (0.89)       (1.02)       (0.87)
                                                     -------------------------------------------------------------------------------
Net asset value, end of period                         $  24.01      $ 25.33     $  26.26     $  21.56     $  17.03     $  14.12
                                                     ===============================================================================

TOTAL RETURN+                                              8.91%#       8.15%       25.69%       32.55%       28.83%       23.54%


RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $780,200     $790,050     $790,985     $651,363     $221,136      $159,146
Ratio of expenses to average daily net assets(1)           0.98%*       0.87%        0.80%        0.82%        0.83%         0.76%
Ratio of net investment income to average net assets       0.24%*       0.44%        0.57%        0.78%        1.19%         1.40%
Portfolio turnover rate                                      20%*         28%          21%           7%          25%           41%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.               0.98%*       0.95%        0.95%        0.97%        0.98%         1.00%

                                                                                    CLASS II
                                                     -------------------------------------------------------------------------------
                                                     For the Six Months
                                                     Ended December 31,                   For the Year
                                                         (Unaudited)                     Ended June 30,
                                                     -------------------------------------------------------------------------------
                                                         2000         2000         1999         1998         1997         1996**
                                                         ----         ----         ----         ----         ----         ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period                   $  25.33     $  26.30     $  21.58     $  17.05     $  14.12     $  13.05
                                                     -------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                      0.00         0.03         0.06         0.10         0.13         0.09
Net realized and unrealized gain on investments            2.22         1.88         5.31         5.27         3.76         1.74
                                                     -------------------------------------------------------------------------------
Total from investment operations                           2.22         1.91         5.37         5.37         3.89         1.83
                                                     -------------------------------------------------------------------------------
Distributions:
Net investment income                                       -          (0.05)       (0.04)       (0.12)       (0.12)       (0.08)
Net realized gain                                         (3.55)       (2.83)       (0.61)       (0.72)       (0.84)       (0.68)
                                                     -------------------------------------------------------------------------------
Total distributions                                       (3.55)       (2.88)       (0.65)       (0.84)       (0.96)       (0.76)
                                                     -------------------------------------------------------------------------------
Net asset value, end of period                           $24.00     $  25.33     $  26.30     $  21.58     $  17.05     $  14.12
                                                     ===============================================================================

TOTAL RETURN+***                                           8.79%#       7.80%       25.33%       32.17%       28.48%       14.71%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $117,653     $101,907     $ 82,896     $ 46,863     $ 16,514     $  1,918
Ratio of expenses to average daily net assets(1)           1.25%*       1.18%        1.10%        1.13%        1.14%        1.06%*
Ratio of net investment income to average net assets      (0.03)%*      0.13%        0.28%        0.47%        0.88%        1.10%*
Portfolio turnover rate                                      20%*         28%          21%           7%          25%          41%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.               1.25%*       1.25%        1.25%        1.28%        1.29%        1.30%*

*   Annualized.
**  Class II commenced operations on December 20, 1995.
*** Class II total return does not include the one time front-end sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#   Total returns for periods of less than one year are not annualized.


    The accompanying notes are an intergral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
GROWTH & INCOME PORTFOLIO (CONTINUED)

                                                                                               Class III
                                                     -------------------------------------------------------------------------------
                                                     For the Six Months
                                                     Ended December 31,                   For the Year
                                                         (Unaudited)                     Ended June 30,
                                                     -------------------------------------------------------------------------------
                                                         2000         2000         1999         1998         1997         1996
                                                         ----         ----         ----         ----         ----         ----
SELECTED PER-SHARE DATA 1996
Net asset value, beginning of period                   $  24.87     $  26.00     $  21.47     $  16.99     $  14.11     $  12.23
                                                     -------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                              (0.06)       (0.13)       (0.11)       (0.04)        0.02         0.03
Net realized and unrealized gain on investments            2.14         1.83         5.25         5.24         3.74         2.60
                                                     -------------------------------------------------------------------------------
Total from investment operations                           2.08         1.70         5.14         5.20         3.76         2.63
                                                     -------------------------------------------------------------------------------
Distributions:
Net investment income                                      -            -            -            -           (0.04)       (0.07)
Net realized gain                                         (3.55)       (2.83)       (0.61)       (0.72)       (0.84)       (0.68
                                                     -------------------------------------------------------------------------------
Total distributions                                       (3.55)       (2.83)       (0.61)       (0.72)       (0.88)       (0.75)
                                                     -------------------------------------------------------------------------------
Net asset value, end of period                         $  23.40     $  24.87     $  26.00     $  21.47     $  16.99     $  14.11
                                                     ===============================================================================

TOTAL RETURN+                                              8.39%#       7.02%       24.35%       31.16%       27.44%       22.19%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $104,816     $101,084     $ 95,528      $ 79,360    $ 50,178     $ 36,892
Ratio of expenses to average daily net assets(1)           1.98%*       1.92%        1.88%         1.87%       1.94%         1.87%
Ratio of net investment income to average net assets      (0.76)%*     (0.61)%      (0.50)%       (0.28)%      0.08%         0.29%
Portfolio turnover rate                                      20%*         28%          21%            7%         25%           41%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.               1.98%*       2.00%        2.03%         2.02%       2.09%         2.11%


                                                                                       CLASS IV
                                                                -----------------------------------------------------
                                                                For the Six Months
                                                                 Ended December 31,                    For the Period
                                                                    (Unaudited)                        Ended June 30,
                                                                -----------------------------------------------------
                                                                       2000                                2000**
                                                                       ----                                ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                                  $25.13                               $25.83
                                                                -----------------------------------------------------
Income from investment operations:
Net investment loss                                                    (0.07)                               (0.07)
Net realized and unrealized gain on investments                         2.18                                 2.20
                                                                -----------------------------------------------------
Total from investment operations                                        2.11                                 2.13
                                                                -----------------------------------------------------
Distributions:
Net investment income                                                    -                                    -
Net realized gain                                                      (3.55)                               (2.83)
                                                                -----------------------------------------------------
Total distributions                                                    (3.55)                               (2.83)
                                                                -----------------------------------------------------
Net asset value, end of period                                        $23.69                               $25.13
                                                                =====================================================

TOTAL RETURN+                                                           8.42%#                               8.72%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                 $6,949                               $5,372
Ratio of expenses to average daily net assets(1)                        2.00%*                               1.91%*
Ratio of net investment income to average net assets                   (0.78)%*                             (0.60)%*
Portfolio turnover rate                                                   20%*                                 28%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                            2.00%*                               1.98%*

*   Annualized
**  Class IV commenced operations on August 3, 1999.
+ Total return would have been lower had various fees not been waived during the period.
#   Total returns for periods of less than one year are not annualized.






    The accompanying notes are an intergral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CAPITAL APPRECIATION PORTFOLIO

                                                                            CLASS I
                                                     ------------------------------------------------------------
                                                     For the Six Months
                                                     Ended December 31,                  For the Year
                                                         (Unaudited)                    Ended June 30,
                                                     ------------------------------------------------------------
                                                            2000/\         2000/\        1999/\         1998**
                                                            ------         ------        ------         ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                       $14.47          $10.25        $10.74         $10.00
                                                     ------------------------------------------------------------
Income from investment operations:
Net investment loss                                         (0.05)          (0.09)        (0.09)         (0.03)
Net realized and unrealized gain (loss) on
    investments                                             (0.53)           4.31         (0.16)          0.77
                                                     ------------------------------------------------------------
Total from investment operations                            (0.58)           4.22         (0.25)          0.74
                                                     ------------------------------------------------------------
Distributions:

Net realized gain                                           (3.22)            -           (0.24)           -
                                                     ------------------------------------------------------------
Net asset value, end of period                             $10.67          $14.47        $10.25         $10.74
                                                     ============================================================
TOTAL RETURN+                                               (4.78)%#        41.17%        (2.16)%         7.40%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                     $44,822         $46,042       $33,803        $37,014
Ratio of expenses to average daily net assets(1)             1.18%*          1.19%         1.29%          1.16%*
Ratio of net investment loss to average net assets          (0.71)%*        (0.77)%       (1.00)%        (0.54)%*
Portfolio turnover rate                                       150%*           286%           47%            44%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                 1.18%*          1.26%         1.44%          1.36%*

                                                                                    CLASS II
                                                     -----------------------------------------------------------------------
                                                     For the Six Months
                                                     Ended December 31,                     For the Year
                                                         (Unaudited)                       Ended June 30,
                                                     -----------------------------------------------------------------------
                                                            2000/\         2000/\              1999/\             1998**
                                                            ------         ------              ------             ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                        $14.31         $10.20              $10.71             $10.51
                                                     -----------------------------------------------------------------------
Income from investment operations:
Net investment loss                                          (0.07)         (0.15)              (0.13)             (0.05)
Net realized and unrealized gain (loss) on
    investments                                              (0.53)          4.26               (0.14)              0.25
                                                     -----------------------------------------------------------------------
Total from investment operations                             (0.60)          4.11               (0.27)              0.20
                                                     -----------------------------------------------------------------------
Distributions:
Net realized gain                                            (3.22)           -                 (0.24)               -
                                                     -----------------------------------------------------------------------
Net asset value, end of period                              $10.49         $14.31              $10.20             $10.71
                                                     =======================================================================
TOTAL RETURN+***                                             (4.96)%#       40.29%              (2.35)%             1.90%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                       $4,922         $3,883               $2,051            $1,400
Ratio of expenses to average daily net assets(1)              1.59%*         1.63%                1.66%             1.52%*
Ratio of net investment loss to average net assets           (1.12)%*       (1.21)%              (1.37)%           (0.90)%*
Portfolio turnover rate                                        150%*          286%                  47%               44%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                  1.59%*         1.70%                1.81%             1.72%*


*    Annualized.
** Classes I and II commenced operations on September 2, 1997 and October 2, 1997, respectively.
***  Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.
/\ Per share amounts calculated based on the average shares outstanding during the period.



    The accompanying notes are an intergral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)



                                                                                   CLASS III
                                                     -----------------------------------------------------------------------
                                                     For the Six Months
                                                     Ended December 31,                     For the Year
                                                         (Unaudited)                       Ended June 30,
                                                     -----------------------------------------------------------------------
                                                            2000/\         2000/\              1999/\             1998**
                                                            ------         ------              ------             ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                      $14.02          $10.04              $10.64              $10.51
                                                     -----------------------------------------------------------------------
Income from investment operations:
Net investment loss                                        (0.14)          (0.25)              (0.19)              (0.10)
Net realized and unrealized gain (loss) on
    investments                                            (0.52)           4.23               (0.17)               0.23
                                                     -----------------------------------------------------------------------
Total from investment operations                           (0.66)           3.98               (0.36)               0.13
Distributions:
Net realized gain                                          (3.22)            -                 (0.24)                -
                                                     -----------------------------------------------------------------------
Net asset value, end of period                            $10.14          $14.02              $10.04              $10.64
                                                     =======================================================================

TOTAL RETURN+                                              (5.52)%#        39.64%              (3.22)%              1.24%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                       $770            $634                $392                $590
Ratio of expenses to average daily net assets(1)            2.63%*          2.50%               2.44%               2.28%*
Ratio of net investment loss to average net assets         (2.16)%*        (2.09)%             (2.15)%             (1.65)%*
Portfolio turnover rate                                      150%*           286%                 47%                 44%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                2.63%*          2.57%               2.59%               2.47%*


                                                                                    CLASS IV
                                                          ----------------------------------------------------------
                                                          For the Six-Months
                                                           Ended December 31,                          For the Period
                                                              (Unaudited)                              Ended June 30,
                                                          ----------------------------------------------------------
                                                                2000/\                                      2000**/\
                                                                ------                                      -------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                            $14.49                                      $10.06
                                                          ----------------------------------------------------------
Income from investment operations:
Net investment loss                                              (0.12)                                      (0.19)
Net realized and unrealized gain on investments                  (0.55)                                       4.62
                                                          ----------------------------------------------------------
Total from investment operations                                 (0.67)                                       4.43
                                                          ----------------------------------------------------------
Distributions:
Net realized gain                                                (3.22)                                        -
                                                          ----------------------------------------------------------
Net asset value, end of period                                  $10.60                                      $14.49
                                                          ==========================================================
TOTAL RETURN+                                                    (5.39)%#                                    44.04%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                             $355                                        $175
Ratio of expenses to average daily net assets(1)                  2.39%*                                      2.46%*
Ratio of net investment loss to average net assets               (1.92)%*                                    (2.04)%*
Portfolio turnover rate                                            150%*                                       286%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                      2.39%*                                      2.52%*


*    Annualized.
** Class III and IV commenced operations on October 2, 1997 and August 3, 1999, respectively.
+ Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.
/\ Per share amounts calculated based on the average shares outstanding during the period.

    The accompanying notes are an intergral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
BOND PORTFOLIO

                                                                                    CLASS I
                                                     ---------------------------------------------------------------------------
                                                     For the Six Months
                                                      Ended December 31,                   For the Year
                                                         (Unaudited)                     Ended June 30,
                                                     ---------------------------------------------------------------------------
                                                           2000         2000        1999         1998         1997         1996
                                                           ----         ----        ----         ----         ----         -----
SELECTED PER-SHARE DATA
Net asset value, beginning of period                      $9.53        $9.83       $10.29        $9.84        $9.73       $9.91
                                                     ---------------------------------------------------------------------------
Income from investment operations:
Net investment income                                      0.29         0.58         0.59         0.61         0.61        0.60
Net realized and unrealized gain (loss) on
   investments                                             0.40        (0.27)       (0.37)        0.45         0.11       (0.18)
                                                     ---------------------------------------------------------------------------
Total from investment operations                           0.69         0.31         0.22         1.06         0.72        0.42
                                                     ---------------------------------------------------------------------------
Distributions:
Net investment income                                     (0.29)       (0.58)       (0.59)       (0.61)       (0.61)      (0.60)
Net realized gain                                           -          (0.03)       (0.09)         -            -           -
                                                     ---------------------------------------------------------------------------
Total distributions                                       (0.29)       (0.61)       (0.68)       (0.61)       (0.61)      (0.60)
                                                     ---------------------------------------------------------------------------
Net asset value, end of period                            $9.93        $9.53        $9.83       $10.29        $9.84       $9.73
                                                     ===========================================================================
TOTAL RETURN+                                              7.37%#       3.35%        2.04%       11.02%        7.58%       4.23%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $233,601     $222,222     $224,467     $219,088     $123,184    $107,832
Ratio of expenses to average daily net assets (1)          0.62%*       0.53%        0.48%        0.49%        0.49%       0.41%
Ratio of net investment income to average net assets       5.98%*       6.07%        5.73%        5.98%        6.20%       5.99%
Portfolio turnover rate                                      67%*         17%          22%          26%          56%         56%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.               0.87%*       0.86%        0.88%        0.89%        0.89%       0.91%

                                                                                    CLASS II
                                                  ----------------------------------------------------------------------------
                                                  For the Six Months
                                                  Ended December 31,                   For the Year
                                                     (Unaudited)                      Ended June 30,
                                                  ----------------------------------------------------------------------------
                                                        2000         2000         1999         1998         1997        1996**
                                                        ----         ----         ----         ----         ----        ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                    $9.51        $9.81       $10.26        $9.81        $9.71       $10.18
                                                  ---------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    0.28         0.55         0.55         0.57         0.57         0.29
Net realized and unrealized gain (loss) on
   investments                                           0.39        (0.27)       (0.35)        0.46         0.10        (0.47)
                                                  ---------------------------------------------------------------------------------
Total from investment operations                         0.67         0.28         0.20         1.03         0.67        (0.18)
                                                  ---------------------------------------------------------------------------------
Distributions:
Net investment income                                   (0.28)       (0.55)       (0.56)       (0.58)       (0.57)       (0.29)
Net realized gain                                        -           (0.03)       (0.09)        -            -            -
                                                  ---------------------------------------------------------------------------------
Total distributions                                     (0.28)       (0.58)       (0.65)       (0.58)       (0.57)       (0.29)
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period                          $9.90        $9.51        $9.81       $10.26        $9.81        $9.71
                                                  =================================================================================

TOTAL RETURN+***                                         7.11%#       3.04%        1.86%       10.72%        7.12%       (1.75)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $6,075       $6,107       $5,172       $1,801         $841          $67
Ratio of expenses to average daily net assets(1)         0.92%*       0.84%        0.81%        0.84%        0.90%        0.80%*
Ratio of net investment income to average net assets     5.68%*       5.76%        5.40%        5.63%        5.79%        5.61%*
Portfolio turnover rate                                    67%*         17%          22%          26%          56%          56%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.             1.17%*       1.17%        1.21%        1.24%        1.30%        1.30%*


*    Annualized.
**   Class II commenced operations on December 20, 1995.
***  Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.


    The accompanying notes are an intergral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Bond PORTFOLIO (continued)

                                                                                    CLASS III
                                                  ----------------------------------------------------------------------------
                                                   For the Six Months
                                                  Ended December 31,                   For the Year
                                                      (Unaudited)                     Ended June 30,
                                                  ----------------------------------------------------------------------------
                                                        2000         2000         1999          1998         1997        1996
                                                        ----         ----         ----          ----         ----        -----
SELECTED PER-SHARE DATA 1996
Net asset value, beginning of period                    $9.55        $9.81       $10.27        $9.82        $9.71        $9.89
                                                  -------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    0.25         0.49         0.47         0.48         0.49         0.49
Net realized and unrealized gain (loss) on
   investments                                           0.39        (0.23)       (0.36)        0.46         0.11        (0.18)
                                                  -------------------------------------------------------------------------------
Total from investment operations                         0.64         0.26         0.11         0.94         0.60         0.31
                                                  -------------------------------------------------------------------------------
Distributions:
Net investment income                                   (0.25)       (0.49)       (0.48)       (0.49)       (0.49)       (0.49)
Net realized gain                                         -          (0.03)       (0.09)         -            -            -
                                                  -------------------------------------------------------------------------------
Total distributions                                     (0.25)       (0.52)       (0.57)       (0.49)       (0.49)       (0.49)
                                                  -------------------------------------------------------------------------------
Net asset value, end of period                          $9.94        $9.55        $9.81       $10.27        $9.82        $9.71
                                                  ===============================================================================

TOTAL RETURN+                                            6.79%#       2.82%        0.94%        9.72%        6.37%        3.11%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $1,606       $1,781       $2,656       $2,113       $2,553       $3,445
Ratio of expenses to average daily net assets(1)         1.48%*       1.45%        1.55%        1.67%        1.63%        1.49%
Ratio of net investment income to average net assets     5.12%*       5.15%        4.66%        4.80%        5.07%        4.92%
Portfolio turnover rate                                    67%*         17%          22%          26%          56%          56%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.             1.98%*       2.03%        2.12%        2.07%        2.03%        1.99%

*    Annualized
+ Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.




    The accompanying notes are an intergral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
INTERMEDIATE BOND PORTFOLIO

                                                                                     CLASS I
                                                 ----------------------------------------------------------------------------------
                                                     For the Six Months
                                                      Ended December 31,               For the Year
                                                          (Unaudited)                 Ended June 30,
                                                 ----------------------------------------------------------------------------------
                                                            2000           2000                1999               1998**
                                                            ----           ----                ----               ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                        $9.59          $9.78              $10.02              $10.00
                                                          -------------------------------------------------------------------------
Income from investment operations:
Net investment income                                        0.28           0.56                0.58                0.19
Net realized and unrealized gain (loss)
    on investments                                           0.42          (0.19)              (0.22)               0.02
                                                          -------------------------------------------------------------------------
Total from investment operations                             0.70           0.37                0.36                0.21
                                                          -------------------------------------------------------------------------
Distributions:
Net investment income                                       (0.28)         (0.56)              (0.58)              (0.19)
Net realized gain                                             -              -                 (0.02)                -
                                                          -------------------------------------------------------------------------
Total distributions                                         (0.28)         (0.56)              (0.60)              (0.19)
                                                          -------------------------------------------------------------------------
Net asset value, end of period                             $10.01          $9.59               $9.78              $10.02
                                                          =========================================================================

TOTAL RETURN+                                                7.39%#         3.97%               3.60%               2.17%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                     $193,559      $202,385            $219,298            $199,872
Ratio of expenses to average daily net assets(1)              0.61%*        0.46%               0.36%               0.37%*
    Ratio of net investment income to average net assets      5.67%*        5.86%               5.76%               5.87%*
Portfolio turnover rate                                         23%*          22%                 48%                  9%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                  0.81%*        0.81%               0.86%               0.87%*


                                                                                CLASS II
                                                   --------------------------------------------------------------------------------
                                                   For the Six Months
                                                   Ended December 31,                   For the Year
                                                      (Unaudited)                     Ended June 30,
                                                   --------------------------------------------------------------------------------
                                                            2000           2000                1999               1998**
                                                            ----           ----                ----               ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                        $9.59          $9.78              $10.02               $9.99
                                                   --------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                        0.26           0.53                0.55                0.18
Net realized and unrealized gain (loss)
   on investments                                            0.41          (0.19)              (0.22)               0.03
                                                   --------------------------------------------------------------------------------
Total from investment operations                             0.67           0.34                0.33                0.21
                                                   --------------------------------------------------------------------------------
Distributions:
Net investment income                                       (0.26)         (0.53)              (0.55)              (0.18)
Net realized gain                                            -              -                  (0.02)               -
                                                   --------------------------------------------------------------------------------
Total distributions                                         (0.26)         (0.53)              (0.57)              (0.18)
                                                   --------------------------------------------------------------------------------
Net asset value, end of period                             $10.00          $9.59               $9.78              $10.02
                                                   ================================================================================

TOTAL RETURN+***                                             7.13%#         3.66%               3.32%               2.07%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                      $9,228         $7,485              $3,057                $923
Ratio of expenses to average daily net assets(1)             0.89%*         0.75%               0.68%               0.65%*
Ratio of net investment income to average net assets         5.39%*         5.57%               5.43%               5.59%*
Portfolio turnover rate                                      23%*             22%                 48%                 9%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                 1.09%*         1.11%               1.19%               1.16%*

*    Annualized.
** Classes I and II commenced operations on March 2, 1998 and March 9, 1998, respectively.
***  Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.


    The accompanying notes are an intergral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
INTERMEDIATE BOND PORTFOLIO (CONTINUED)

                                                                                    CLASS III
                                                       ----------------------------------------------------------------------------
                                                       For the Six Months
                                                       Ended December 31,                For the Year
                                                           (Unaudited)                  Ended June 30,
                                                       ----------------------------------------------------------------------------
                                                            2000           2000                1999               1998**
                                                            ----           ----                ----               ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                        $9.59          $9.77              $10.02               $9.99
                                                       ----------------------------------------------------------------------------
Income from investment operations:
Net investment income                                        0.24           0.48                0.49                0.06
Net realized and unrealized gain (loss)
    on investments                                           0.42          (0.18)              (0.23)               0.03
                                                       ----------------------------------------------------------------------------
Total from investment operations                             0.66           0.30                0.26                0.09
                                                       ----------------------------------------------------------------------------
Distributions:
Net investment income                                       (0.24)         (0.48)              (0.49)              (0.06)
Net realized gain                                             -              -                 (0.02)                -
                                                       ----------------------------------------------------------------------------
Total distributions                                         (0.24)         (0.48)              (0.51)              (0.06)
                                                       ----------------------------------------------------------------------------
Net asset value, end of period                             $10.01          $9.59               $9.77              $10.02
                                                       ============================================================================

TOTAL RETURN+                                                6.95%#         3.16%               2.58%               0.92%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                       $1,178        $1,269               $1,097                $17
Ratio of expenses to average daily net assets(1)              1.43%*        1.35%                1.22%              1.35%*
Ratio of net investment income to average net assets          4.85%*        4.97%                4.90%              4.89%*
Portfolio turnover rate                                         23%*          22%                  48%                 9%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                  1.88%*        1.95%                1.92%              1.86%*

*    Annualized.
**   Class III commenced operations on May 19, 1998.
+ Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.









    The accompanying notes are an intergral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
TENNESSEE TAX-FREE PORTFOLIO

                                                                                     CLASS I
                                                  ---------------------------------------------------------------------------------
                                                    For the Six Months
                                                  Ended December 31,                   For the Year
                                                      (Unaudited)                     Ended June 30,
                                                  ---------------------------------------------------------------------------------
                                                         2000        2000          1999        1998          1997         1996**
                                                         ----        ----          ----        ----          ----         ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                    $9.89       $10.08       $10.31        $9.99        $9.71      $10.00
                                                  ---------------------------------------------------------------------------------

Income from investment operations:
Net investment income                                    0.22         0.45         0.46         0.48         0.50         0.23
Net realized and unrealized gain (loss) on
   investments                                           0.32        (0.18)       (0.20)        0.32         0.28        (0.29)
                                                  ---------------------------------------------------------------------------------
Total from investment operations                         0.54         0.27         0.26         0.80         0.78        (0.06)
                                                  ---------------------------------------------------------------------------------
Distributions:
Net investment income                                   (0.22)       (0.45)       (0.46)       (0.48)       (0.50)       (0.23)
Net realized gain                                         -          (0.01)       (0.03)         -            -            -
                                                  ---------------------------------------------------------------------------------
Total distributions                                     (0.22)       (0.46)       (0.49)       (0.48)       (0.50)       (0.23)
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period                         $10.21        $9.89       $10.08       $10.31        $9.99        $9.71
                                                  =================================================================================

TOTAL RETURN+                                            5.50%#       2.83%        2.54%        8.16%        8.26%    (0.65)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                $169,416      $172,620     $185,445     $176,884       $8,935     $5,925
Ratio of expenses to average daily net assets (1)        0.64%*       0.45%        0.36%        0.31%        0.07%      0.50%*
Ratio of net investment income to average net assets     4.32%*       4.57%        4.49%        4.71%        5.09%      4.31%*
Portfolio turnover rate                                     8%*          6%          31%          15%         122%         8%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.             0.84%*       0.81%        0.86%        0.85%        1.14%      1.42%*

                                                                                    CLASS II
                                                  ---------------------------------------------------------------------------------
                                                  For the Six Months
                                                  Ended December 31,                   For the Year
                                                      (Unaudited)                     Ended June 30,
                                                  ---------------------------------------------------------------------------------
                                                         2000       2000           1999         1998        1997        1996**
                                                         ----       ----           ----         ----        ----        ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                    $9.92       $10.11       $10.34       $10.01        $9.73       $10.06
                                                  ---------------------------------------------------------------------------------

Income from investment operations:
Net investment income                                    0.21         0.44         0.46         0.48         0.51         0.21
Net realized and unrealized gain (loss) on
   investments                                           0.31        (0.18)       (0.20)        0.33         0.28        (0.33)
                                                  ---------------------------------------------------------------------------------
Total from investment operations                         0.52         0.26         0.26         0.81         0.79        (0.12)
                                                  ---------------------------------------------------------------------------------
Distributions:
Net investment income                                   (0.21)       (0.44)       (0.46)       (0.48)       (0.51)       (0.21)
Net realized gain                                         -          (0.01)       (0.03)         -            -            -
                                                  ---------------------------------------------------------------------------------
Total distributions                                     (0.21)       (0.45)       (0.49)       (0.48)       (0.51)       (0.21)
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period                         $10.23        $9.92       $10.11       $10.34       $10.01        $9.73
                                                  =================================================================================

TOTAL RETURN+***                                         5.26%#       2.70%        2.46%        8.22%        8.37%       (1.25)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                 $11,424      $10,580      $13,227       $8,973       $5,941       $1,875
Ratio of expenses to average daily
   net assets (1)                                        0.88%*       0.58%        0.44%        0.37%        0.12%        0.49%*
Ratio of net investment income to average net assets     4.08%*       4.44%        4.41%        4.65%        5.03%        4.32%*
Portfolio turnover rate                                     8%*          6%          31%          15%         122%           8%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.             1.11%*       1.09%/\      1.13%/\      1.16%/\      1.39%/\      1.56%*/\

*    Annualized.
** Classes I and II commenced operations on December 15, 1995 and December 29, 1995, respectively.
***  Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.
/\ These ratios were previously reported net of the sharholder servicing fee waivers.


    The accompanying notes are an intergral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
TENNESSEE TAX-FREE PORTFOLIO (CONTINUED)

                                                                                               CLASS III
                                                  ---------------------------------------------------------------------------------
                                                  For the Six Months
                                                  Ended December 31,                   For the Year
                                                      (Unaudited)                     Ended June 30,
                                                  ---------------------------------------------------------------------------------
                                                        2000          2000         1999         1998          1997        1996**
                                                        ----          ----         ----         ----          ----        ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                    $9.90       $10.09       $10.32       $10.00        $9.72       $10.00

                                                  ---------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    0.19         0.40         0.42         0.45         0.50         0.19
Net realized and unrealized gain (loss) on
   investments                                           0.32        (0.18)       (0.20)        0.32         0.28        (0.28)
                                                  ---------------------------------------------------------------------------------
Total from investment operations                         0.51         0.22         0.22         0.77         0.78        (0.09)
                                                  ---------------------------------------------------------------------------------
Distributions:
Net investment income                                   (0.19)       (0.40)       (0.42)       (0.45)       (0.50)       (0.19)
Net realized gain                                         -          (0.01)       (0.03)         -            -            -
                                                  ---------------------------------------------------------------------------------
Total distributions                                     (0.19)       (0.41)       (0.45)       (0.45)       (0.50)       (0.19)
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period                         $10.22        $9.90       $10.09       $10.32       $10.00        $9.72
                                                  =================================================================================

TOTAL RETURN+                                            5.20%#       2.29%        2.13%        7.86%        8.20%       (0.87)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $6,758      $8,969      $17,378       $9,270       $5,750         $896
Ratio of expenses to average daily
   net assets (1)                                         1.21%*      0.96%        0.75%        0.61%        0.23%        0.98%*
Ratio of net investment income to average net assets      3.76%*      4.06%        4.10%        4.41%        4.93%        3.83%*
Portfolio turnover rate                                      8%*         6%          31%          15%         122%           8%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.               1.91%*     1.84%/\      1.90%/\      1.90%/\      2.16%/\      2.16%*/\

                                                                                    CLASS IV
                                                               ------------------------------------------------------
                                                                 For the Six Months
                                                                Ended December 31,                     For the Period
                                                                    (Unaudited)                        Ended June 30,
                                                               ------------------------------------------------------
                                                                       2000                                2000**
                                                                       ----                                ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                                   $9.90                               $10.09
                                                               -----------------------------------------------------
Income from investment operations:
Net investment income                                                   0.18                                 0.34
Net realized and unrealized loss on investments                         0.31                                (0.18)
                                                               -----------------------------------------------------
Total from investment operations                                        0.49                                 0.16
                                                               -----------------------------------------------------
Distributions:
Net investment income                                                  (0.18)                               (0.34)
                                                               -----------------------------------------------------
Net realized gain                                                       -                                   (0.01)
                                                               -----------------------------------------------------
Total distributions                                                    (0.18)                               (0.35)
Net asset value, end of period                                        $10.21                                $9.90
                                                               =====================================================

TOTAL RETURN+                                                           5.03%#                               1.69%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                    $231                                $200
Ratio of expenses to average daily
   net assets (1)                                                       1.32%*                               1.16%*
Ratio of net investment income to average net assets                    3.64%*                               3.86%*
Portfolio turnover rate                                                    8%*                                  6%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                            1.52%*                               1.52%*


*    Annualized.
** Class III and IV commenced operations on December 15, 1995 and August 3, 1999, respectively.
+ Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.
/\ These ratios were previously reported net of the shareholder servicing fee waiver.


    The accompanying notes are an intergral part of the financial statements.
                                                                             36

--------------------------------------------------------------------------------
                         FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
U.S. TREASURY MONEY MARKET PORTFOLIO

                                                                                    CLASS I
                                                 -----------------------------------------------------------------------------------
                                                 For the Six Months
                                                  Ended December 31,                   For the Year
                                                      (Unaudited)                     Ended June 30,
                                                 -----------------------------------------------------------------------------------
                                                        2000         2000         1999         1998         1997         1996
                                                        ----         ----         ----         ----         ----         ----
SELECTED PER - SHARE DATA
Net asset value, beginning of period                    $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                                                 -----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    0.032        0.052        0.044        0.051        0.050       0.052
                                                 -----------------------------------------------------------------------------------
Distributions:
Net investment income                                   (0.032)      (0.052)      (0.044)      (0.051)      (0.050)      (0.052)
                                                 -----------------------------------------------------------------------------------
Net asset value, end of period                          $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                                                 -----------------------------------------------------------------------------------

TOTAL RETURN+                                            3.25%#       5.31%        4.51%        5.19%        5.09%        5.30%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                 $12,041       $6,880       $7,309      $19,314       $6,141      $75,703
Ratio of expenses to average net assets (1)              0.17%*       0.39%        0.51%        0.45%        0.37%        0.36%
Ratio of net investment income to average net assets     6.38%*       5.13%        4.57%        5.09%        5.01%        5.19%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.             0.46%*       0.68%        0.69%        0.63%        0.55%        0.56%




                                                                                    CLASS III
                                                 -----------------------------------------------------------------------------------
                                                 For the Six Months
                                                 Ended December 31,                   For the Year
                                                     (Unaudited)                     Ended June 30,
                                                 -----------------------------------------------------------------------------------
                                                        2000         2000         1999         1998         1997        1996**
                                                        ----         ----         ----         ----         ----        ------

SELECTED PER - SHARE DATA
Net asset value, beginning of period                    $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                                                 -----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    0.031        0.048        0.042        0.049        0.047        0.044
                                                 -----------------------------------------------------------------------------------
Distributions:
Net investment income                                   (0.031)      (0.048)      (0.042)      (0.049)      (0.047)      (0.044)
                                                 -----------------------------------------------------------------------------------
Net asset value, end of period                          $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                                                 ===================================================================================

TOTAL RETURN+                                            3.13%#       4.90%        4.27%        5.03%        4.84%        4.47%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $828       $1,076       $4,661      $42,288      $61,135       $3,528
Ratio of expenses to average net assets (1)              0.40%*       0.78%        0.73%        0.62%        0.62%        0.62%*
Ratio of net investment income to average net assets     6.15%*       4.74%        4.35%        4.92%        4.76%        4.93%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.             0.90%*       1.28%/\      1.01%/\      1.00%/\      1.00%/\      1.02%*/\


 *  Annualized.
**  Class III commenced operations on August 8, 1995.
+ Total return would have been lower had various fees not been waived during the period.
#   Total returns for periods of less than one year are not annualized.
/\  These ratios were previously reported net of the 12b-1 waiver.





    The accompanying notes are an intergral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
U.S. TREASURY MONEY MARKET PORTFOLIO (CONTINUED)

                                                                                      CLASS IV
                                                                -------------------------------------------------------
                                                                  For the Six Months
                                                                  Ended December 31,                   For the Period
                                                                    (Unaudited)                        Ended June 30,
                                                                -------------------------------------------------------
                                                                      2000                                 2000**
                                                                      ----                                 ------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                                   $1.00                                $1.00
                                                                -------------------------------------------------------
Income from investment operations:
Net investment income                                                   0.028                                0.030
                                                                -------------------------------------------------------
Distributions:
Net investment income                                                  (0.028)                              (0.030)
                                                                -------------------------------------------------------
Net asset value, end of period                                         $1.00                                $1.00
                                                                =======================================================

TOTAL RETURN+                                                           2.85%#                               3.01%#
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                   $163                                  $77
Ratio of expenses to average net assets (1)                             0.98%*                               1.12%*
Ratio of net investment income to average net assets                    5.57%*                               4.40%*


(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                            1.27%*                               1.42%*



 * Annualized.
** Class IV commenced operations on December 2, 1999.
+ Total return would have been lower had various fees not been waived during the period.
#  Total returns for periods of less than one year are not annualized.



  The accompanying notes are an intergral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO

                                                                                    CLASS I
                                                 -----------------------------------------------------------------------------------
                                                 For the Six Months
                                                  Ended December 31,                   For the Year
                                                      (Unaudited)                     Ended June 30,
                                                 -----------------------------------------------------------------------------------
                                                        2000         2000         1999         1998         1997         1996
                                                        ----         ----         ----         ----         ----         ----

SELECTED PER - SHARE DATA
Net asset value, beginning of period                    $1.00        $1.00        $1.00        $1.00         $1.00       $1.00
                                                 -----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    0.032        0.053        0.047        0.052         0.051       0.053
                                                 -----------------------------------------------------------------------------------
Distributions:
Net investment income                                   (0.032)      (0.053)      (0.047)      (0.052)       (0.051)     (0.053)
                                                 -----------------------------------------------------------------------------------
Net asset value, end of period                          $1.00        $1.00        $1.00        $1.00         $1.00       $1.00
                                                 -----------------------------------------------------------------------------------

TOTAL RETURN+                                            3.28%#       5.48%        4.81%        5.37%         5.23%       5.37%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                $106,940      $81,992      $94,079      $88,255       $94,541     $88,111
Ratio of expenses to average net assets (1)              0.20%*       0.28%        0.39%        0.35%         0.35%       0.33%
Ratio of net investment income to average
  net assets                                             6.42%*       5.35%        4.71%        5.24%         5.11%       5.28%

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets had
   such waivers not occurred is as follows.              0.38%*       0.45%        0.56%        0.52%         0.53%       0.53%






                                                                                    CLASS III
                                                 -----------------------------------------------------------------------------------
                                                 For the Six Months
                                                 Ended December 31,                   For the Year
                                                     (Unaudited)                     Ended June 30,
                                                 -----------------------------------------------------------------------------------
                                                        2000         2000         1999         1998         1997        1996**
                                                        ----         ----         ----         ----         ----        ------

SELECTED PER - SHARE DATA
Net asset value, beginning of period                    $1.00       $1.00        $1.00       $1.00        $1.00         $1.00
                                                 -----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    0.031       0.050        0.043       0.049        0.048         0.044
                                                 -----------------------------------------------------------------------------------
Distributions:
Net investment income                                   (0.031)     (0.050)      (0.043)     (0.049)      (0.048)       (0.044)
                                                 -----------------------------------------------------------------------------------
Net asset value, end of period                          $1.00       $1.00        $1.00       $1.00        $1.00         $1.00
                                                 ===================================================================================

TOTAL RETURN+                                            3.15%#      5.15%        4.42%       5.05%        4.91%         4.49%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $3,287      $3,435      $1,674       $2,513       $3,486          $228
Ratio of expenses to average net assets (1)              0.45%*      0.59%       0.73%        0.65%        0.65%         0.65%
Ratio of net investment income to average
  net assets                                             6.17%*      5.04%       4.37%        4.94%        4.81%         4.96%
(1)During the period, various fees were waived.
   The ratio of expenses to average net assets had
   such waivers not occurred is as follows.              0.83%*      0.97%/\     1.10%/\      1.02%/\      1.03%/\       1.05%*/\


*  Annualized.
** Class III commenced operations on August 8, 1995.
+ Total return would have been lower had various fees not been waived during the period.
#  Total returns for periods of less than one year are not annualized.
/\ These raios were previously reported net of the 12b-1 waiver.



   The accompanying notes are an intergral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
MUNICIPAL MONEY MARKET PORTFOLIO

                                                                                    CLASS I
                                                 -----------------------------------------------------------------------------------
                                                 For the Six Months
                                                  Ended December 31,                   For the Year
                                                      (Unaudited)                     Ended June 30,
                                                 -----------------------------------------------------------------------------------
                                                        2000         2000         1999         1998         1997         1996
                                                        ----         ----         ----         ----         ----         ----

SELECTED PER - SHARE DATA 1996
Net asset value, beginning of period                   $1.00         $1.00        $1.00        $1.00         $1.00       $1.00
                                                 -----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                   0.020         0.035        0.029        0.033         0.033       0.035
                                                 -----------------------------------------------------------------------------------
Distributions:
Net investment income                                  (0.020)       (0.035)      (0.029)      (0.033)       (0.033)     (0.035)
                                                 -----------------------------------------------------------------------------------
Net asset value, end of period                         $1.00         $1.00        $1.00        $1.00         $1.00       $1.00
                                                 -----------------------------------------------------------------------------------
TOTAL RETURN+                                           2.04%#        3.56%        2.92%        3.33%         3.32%       3.52%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                $64,239       $44,535      $56,438      $36,279       $45,988     $71,665
Ratio of expenses to average net assets (1)             0.29%*        0.27%        0.33%        0.38%         0.35%       0.32%
Ratio of net investment income to average
  net assets                                            4.03%*        3.48%        2.87%        3.28%         3.25%       3.50%

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets had
   such waivers not occurred is as follows.             0.46%*        0.45%        0.50%        0.56%         0.53%       0.52%






                                                                                    CLASS III
                                                 -----------------------------------------------------------------------------------
                                                 For the Six Months
                                                 Ended December 31,                   For the Year
                                                     (Unaudited)                     Ended June 30,
                                                 -----------------------------------------------------------------------------------
                                                        2000         2000         1999         1998         1997        1996**
                                                        ----         ----         ----         ----         ----        ------

SELECTED PER - SHARE DATA
Net asset value, beginning of period                     $1.00      $1.00       $1.00        $1.00         $1.00         $1.00
                                                 -----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                     0.019      0.032       0.025        0.030         0.030         0.030
                                                 -----------------------------------------------------------------------------------
Distributions:
Net investment income                                    (0.019)    (0.032)     (0.025)      (0.030)       (0.030)       (0.030)
                                                 -----------------------------------------------------------------------------------
Net asset value, end of period                           $1.00      $1.00       $1.00        $1.00         $1.00         $1.00
                                                 ===================================================================================

TOTAL RETURN+                                             1.89%#     3.24%       2.56%        3.06%         3.03%         3.03%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $13,338     $5,527      $5,333       $3,929       $12,886        $2,905
Ratio of expenses to average net assets (1)               0.58%*     0.58%       0.68%        0.63%         0.62%         0.58%*
Ratio of net investment income to average
  net assets                                              3.73%*     3.17%       2.52%        3.03%         2.98%         3.24%*

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets had
   such waivers not occurred is as follows.               0.95%*     0.96%/\     1.06%/\      1.01%/\       0.99%/\       0.98%*/\


 * Annualized.
** Class III commenced operations on July 28, 1995.
+ Total return would have been lower had various fees not been waived during the period.
#  Total returns for periods of less than one year are not annualized.
/\ These ratios were previously reported net of the 12b-1 waiver.



    The accompanying notes are an intergral part of the financial statements.
                                                                             40

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CASH RESERVE PORTFOLIO

                                                                                    CLASS I
                                                 -----------------------------------------------------------------------------------
                                                 For the Six Months
                                                  Ended December 31,                   For the Year
                                                      (Unaudited)                     Ended June 30,
                                                 -----------------------------------------------------------------------------------
                                                        2000         2000         1999         1998         1997         1996
                                                        ----         ----         ----         ----         ----         ----

SELECTED PER - SHARE DATA
Net asset value, beginning of period                   $1.00         $1.00        $1.00        $1.00         $1.00       $1.00
                                                 -----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                   0.032         0.054        0.048        0.053         0.051       0.053
                                                 -----------------------------------------------------------------------------------
Distributions:
Net investment income                                  (0.032)       (0.054)      (0.048)      (0.053)       (0.051)     (0.053)
                                                 -----------------------------------------------------------------------------------
Net asset value, end of period                         $1.00         $1.00        $1.00        $1.00         $1.00       $1.00
                                                 -----------------------------------------------------------------------------------

TOTAL RETURN+                                           3.28%#        5.56%        4.94%        5.46%         5.23%       5.39%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                $41,672       $32,028      $29,351      $40,242       $14,241     $16,369
Ratio of expenses to average net assets (1)             0.29%*        0.31%        0.39%        0.36%         0.40%       0.42%
Ratio of net investment income to average
  net assets                                            6.41%*        5.55%        4.84%        5.33%         5.13%       5.22%

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets had
   such waivers not occurred is as follows.             0.46%*        0.48%        0.56%        0.54%         0.57%       0.61%






                                                                                    CLASS III
                                                 -----------------------------------------------------------------------------------
                                                 For the Six Months
                                                 Ended December 31,                   For the Year
                                                     (Unaudited)                     Ended June 30,
                                                 -----------------------------------------------------------------------------------
                                                        2000         2000         1999         1998         1997        1996**
                                                        ----         ----         ----         ----         ----        ------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                      $1.00       $1.00      $1.00        $1.00        $1.00          $1.00
                                                 -----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                      0.031       0.053      0.046        0.051        0.049          0.047
                                                 -----------------------------------------------------------------------------------
Distributions:
Net investment income                                     (0.031)     (0.053)    (0.046)      (0.051)      (0.049)        (0.047)
                                                 -----------------------------------------------------------------------------------
Net asset value, end of period                            $1.00       $1.00      $1.00        $1.00        $1.00          $1.00
                                                 ===================================================================================

TOTAL RETURN+                                              3.15%#      5.38%      4.67%        5.21%        5.00%          4.78%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $169,228    $107,154    $62,961      $58,243      $35,592        $24,190
Ratio of expenses to average net assets (1)                0.54%*      0.55%      0.66%        0.60%        0.64%          0.62%*
Ratio of net investment income to average
  net assets                                               6.16%*      5.30%      4.58%        5.09%        4.88%          5.02%*

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets had
   such waivers not occurred is as follows.                0.91%*      0.93%/\    1.03%/\      0.97%/\      1.02%/\        1.01%*/\


 * Annualized.
** Class III commenced operations on July 28, 1995.
+ Total return would have been lower had various fees not been waived during the period.
#  Total returns for periods of less than one year are not annualized.
/\ These ratios were previously reported net of the 12b-1 waiver.




    The accompanying notes are an intergral part of the financial statements.
41

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES


First Funds (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-ended management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992.

The Trust currently has nine active investment portfolios (each referred to as a "Portfolio"). The Trust's financial statements are prepared in accordance with generally accepted accounting principles. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

The Intermediate Bond Portfolio will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after June 30, 2001. As required, the Fund will begin amortizing premiums on debt securities effective July 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change has not yet been determined.

The Bond, Intermediate Bond, U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios may offer three classes of shares (Classes I, II and III) and the Growth & Income, Capital Appreciation, Tennessee Tax-Free and U.S. Treasury Money Market Portfolios may offer four classes of shares (Classes I, II, III and IV). As of December 31, 2000, Class II shares have not been issued for the Money Market Portfolios. Each class of shares has equal rights as to earnings, assets and voting privileges except that each class bears different distribution, shareholder service, transfer agent and blue sky expenses. Each class has exclusive voting rights with respect to its Distribution Plans and Shareholder Servicing Plans. Income, expenses (other than expenses incurred under each Class Distribution and Service Plan and other class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon their relative net assets or dividend assets.

The following summarizes the significant accounting policies for the Trust.

Security Valuation:

Growth & Income, Capital Appreciation, Bond, Intermediate Bond and Tennessee Tax-Free Portfolios: Securities held in the Growth & Income and Capital Appreciation Portfolios for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the closing bid price. Securities held in the Bond, Intermediate Bond and Tennessee Tax-Free Portfolios are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued using dealer-supplied valuations or at the fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Money Market Portfolios: Each of the Money Market Portfolios values securities utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act, pursuant to which each Money Market Portfolio must adhere to certain conditions. Under this method, investments are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Repurchase Agreements: Each Portfolio, through its custodian, receives delivery of underlying securities, whose market value, including interest, is required to be at least equal to 102% of the resale price. The Trust's advisers are responsible for determining that the value of these underlying securities remains at least equal to 102% of the resale price. If the seller defaults, each Portfolio would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price.

Income Taxes: As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each Portfolio is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

Interest Income: Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. For the Intermediate Bond, Tennessee Tax-Free and Municipal Money Market Portfolios, accretion of market discount represents unrealized gain until realized at the time of security disposition or maturity. For the Intermediate Bond Portfolio, amortization of market premium represents unrealized loss until realized at the time of security disposition or maturity. Dividend income is recorded on the ex-dividend date.

Expenses: Most expenses of the Trust can be directly attributed to a Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based on average net assets.

Distributions to Shareholders: For the Money Market Portfolios, Bond Portfolio, Intermediate Bond Portfolio and Tennessee Tax-Free Portfolio, distributions are declared daily and paid monthly from net investment income. Distributions for the Growth & Income Portfolio are declared and paid quarterly. Distributions for the Capital Appreciation Portfolio are declared and paid annually. Any net capital gains earned by each Portfolio are distributed at least annually to the extent necessary to avoid federal income and excise taxes.

Income and capital gains to be distributed are determined in accordance with income tax regulations which may differ from income and gains reported under generally accepted accounting principles.

Other: Investment security transactions are accounted for as of trade date. Realized gains and losses from securities transactions are determined using the identified cost basis for both financial reporting and income tax purposes.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST

                                                             GROWTH & INCOME PORTFOLIO              CAPITAL APPRECIATION PORTFOLIO
                                                       -----------------------------------------------------------------------------
                                                       For the Six Months       For the Year     For the Six Months    For the Year
                                                       Ended December 31,      Ended June 30,    Ended December 31,   Ended June 30,
                                                        2000 (Unaudited)           2000           2000 (Unaudited)         2000
                                                       -----------------------------------------------------------------------------
Dollars issued and redeemed:
         Class I:
            Issued                                        $ 49,816,201         $  82,890,013       $  2,033,322         $   335,327
            Distributions reinvested                        57,792,420            47,242,093          9,978,666                   0
            Redeemed                                       (80,300,526)         (106,362,443)          (453,267)         (1,890,480)
                                                       -----------------------------------------------------------------------------
     Net increase (decrease)                              $ 27,308,095         $  23,769,663       $ 11,558,721         $(1,555,153)
                                                       =============================================================================
         Class II:
            Issued                                        $ 18,146,687         $  33,582,218       $  1,837,634         $ 1,930,475
            Distributions reinvested                        14,466,915            10,169,784          1,109,602                   0
            Redeemed                                       (11,235,705)          (21,656,218)          (479,667)           (993,674)
                                                       -----------------------------------------------------------------------------
     Net increase                                         $ 21,377,897         $  22,095,784       $  2,467,569         $   936,801
                                                       =============================================================================
         Class III:
            Issued                                        $  4,209,489         $  14,277,849       $    222,676         $   243,838
            Distributions reinvested                        13,250,169            10,199,346            182,698                   0
            Redeemed                                        (8,172,899)          (15,230,462)           (26,991)           (176,892)
                                                       -----------------------------------------------------------------------------
     Net increase                                         $  9,286,759         $   9,246,733       $    378,383         $    66,946
                                                       =============================================================================
           Class IV:*
              Issued                                      $  1,877,332         $   5,492,770       $    257,086         $   166,438
              Distributions reinvested                         718,958               168,693             75,620                   0
              Redeemed                                        (646,934)             (315,111)           (47,332)                (10)
                                                       -----------------------------------------------------------------------------
     Net increase                                         $  1,949,356         $   5,346,352       $    285,374         $   166,428
                                                       =============================================================================
Shares issued and redeemed:
           Class I:
              Issued                                         2,005,991             3,290,249            148,324              26,481
              Distributions reinvested                       2,410,261             1,955,554            903,047                   0
              Redeemed                                      (3,113,130)           (4,174,934)           (32,775)           (142,200)
                                                       -----------------------------------------------------------------------------
     Net increase (decrease)                                 1,303,122             1,070,869          1,018,596            (115,719)
                                                       =============================================================================
         Class II:
            Issued                                             713,981             1,309,922            129,582             148,275
            Distributions reinvested                           604,044               420,881            102,171                   0
            Redeemed                                          (438,145)             (860,236)           (33,957)            (78,110)
                                                       -----------------------------------------------------------------------------
     Net increase                                              879,880               870,567            197,796              70,165
                                                       =============================================================================
         Class III:
            Issued                                             169,370               569,850             15,815              18,876
            Distributions reinvested                           567,211               428,519             17,383                   0
            Redeemed                                          (321,126)             (608,388)            (2,544)            (12,681)
                                                       -----------------------------------------------------------------------------
     Net increase                                              415,455               389,981             30,654               6,195
                                                       =============================================================================
          Class IV:*
             Issued                                             73,891               219,266             17,707              12,065
             Distributions reinvested                           30,400                 7,011              6,887                   0
             Redeemed                                          (24,698)              (12,529)            (3,172)                 (1)
                                                       -----------------------------------------------------------------------------
     Net increase                                               79,593               213,748             21,422              12,064
                                                       =============================================================================



* Class IV of the Growth &Income and Capital Appreciation Portfolios commenced operations on August 3, 1999.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONTINUED)


                                                   BOND                      INTERMEDIATE BOND            TENNESSEE TAX-FREE
                                                PORTFOLIO                        PORTFOLIO                     PORTFOLIO
                                     -----------------------------------------------------------------------------------------------
                                         For the         For the          For the        For the         For the         For the
                                     Six Months Ended   Year Ended    Six Months Ended  Year Ended   Six Months Ended   Year Ended
                                       December 31,      June 30,       December 31,     June 30,      December 31,      June 30,
                                     2000 (Unaudited)      2000       2000 (Unaudited)     2000      2000 (Unaudited)      2000
                                     -----------------------------------------------------------------------------------------------
Dollars issued and redeemed:
                                     ===============================================================================================
        Class I:
            Issued                     $  8,033,310    $ 21,333,003    $ 10,584,782    $ 37,069,623    $  5,418,659    $ 25,273,539
            Distributions reinvested      4,391,663       9,319,717       2,202,130       5,024,733          85,756         131,685
            Redeemed                    (10,284,377)    (25,942,405)    (29,849,966)    (54,895,729)    (14,063,575)    (34,699,959)
                                     -----------------------------------------------------------------------------------------------
     Net increase (decrease)           $  2,140,596    $  4,710,315    $(17,063,054)   $(12,801,373)   $ (8,559,160)   $ (9,294,735)
                                     ===============================================================================================
        Class II:
            Issued                     $    512,413    $  2,642,170    $  3,175,244    $ 10,299,935    $  1,700,010    $  1,466,879
            Distributions reinvested        168,054         338,165         170,925         241,242         178,537         426,534
            Redeemed                       (957,958)     (1,882,690)     (1,973,950)     (6,035,793)     (1,364,868)     (4,295,096)
                                     -----------------------------------------------------------------------------------------------
     Net increase (decrease)           $   (277,491)   $  1,097,645    $  1,372,219    $  4,505,384    $    513,679    $ (2,401,683)
                                     ===============================================================================================
        Class III:
            Issued                     $        498    $    136,210    $     42,091    $    728,928    $    123,805    $  2,786,957
            Distributions reinvested         36,808         109,099          19,137          34,578         124,278         429,294
            Redeemed                       (279,195)     (1,044,070)       (204,878)       (574,588)     (2,701,260)    (11,289,572)
                                     -----------------------------------------------------------------------------------------------
     Net increase (decrease)           $   (241,889)   $   (798,761)   $   (143,650)   $    188,918    $ (2,453,177)   $ (8,073,321)
                                     ===============================================================================================
         Class IV:*
            Issued                             --              --              --              --      $     24,331    $    200,118
            Distributions reinvested           --              --              --              --                10               3
            Redeemed                           --              --              --              --                 0               0
                                     -----------------------------------------------------------------------------------------------
     Net increase                              --              --              --              --      $     24,341    $    200,121
                                     ===============================================================================================
Shares issued and redeemed:
         Class I:
            Issued                          827,961       2,218,967       1,086,843       3,851,380         539,387       2,549,989
            Distributions reinvested        452,699         975,034         225,455         523,021           8,521          13,354
            Redeemed                     (1,061,571)     (2,712,263)     (3,064,651)     (5,706,769)     (1,400,016)     (3,506,427)
                                     -----------------------------------------------------------------------------------------------
     Net increase (decrease)                219,089         481,738      (1,752,353)     (1,332,368)       (852,108)       (943,084)
                                     ===============================================================================================
         Class II:
            Issued                           53,252         274,904         327,402       1,067,585         167,834         148,701
            Distributions reinvested         17,374          35,490          17,478          25,134          17,718          43,047
            Redeemed                        (99,410)       (195,761)       (202,754)       (625,118)       (136,035)       (433,603)
                                     -----------------------------------------------------------------------------------------------
     Net increase (decrease)                (29,684)        114,633         142,126         467,601          49,517        (241,855)
                                     ===============================================================================================
         Class III:
            Issued                               51          14,135           4,245          76,218          12,324         279,879
            Distributions reinvested          3,791          11,395           1,960           3,602          12,357          43,294
            Redeemed                        (28,910)       (109,645)        (20,788)        (59,739)       (269,041)     (1,138,977)
                                     -----------------------------------------------------------------------------------------------
     Net increase (decrease)                (25,068)        (84,115)        (14,583)         20,081        (244,360)       (815,804)
                                     ===============================================================================================
         Class IV:*
            Issued                                0               0               0               0           2,430          20,214
            Distributions reinvested              0               0               0               0               1               0
            Redeemed                              0               0               0               0               0               0
                                     -----------------------------------------------------------------------------------------------
     Net increase                                 0               0               0               0           2,431          20,214
                                     ===============================================================================================



* Class IV of the Tennessee Tax-Free Portfolio commenced operations on August 3, 1999.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)


                                          U.S. TREASURY MONEY MARKET PORTFOLIO        U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                                          ----------------------------------------------------------------------------------
                                          For the Six Months     For the Year         For the Six Months       For the Year
                                          Ended December 31,    Ended June 30,        Ended December 31,      Ended June 30,
                                           2000 (Unaudited)          2000              2000 (Unaudited)            2000
                                          ----------------------------------------------------------------------------------
Shares/Dollars issued and
   redeemed:
     Class I:
        Issued                               $ 13,876,066        $ 37,578,292           $  64,868,872         $ 114,773,617
        Distributions reinvested                       13                 732                      13                    22
        Redeemed                               (8,715,407)        (38,014,963)            (39,923,777)         (126,851,898)
                                          ----------------------------------------------------------------------------------
   Net increase (decrease)                   $  5,160,672        $   (435,939)          $  24,945,108         $ (12,078,259)
                                          ==================================================================================
     Class III:
        Issued                               $  2,244,656        $ 13,705,261           $ 151,136,736         $  92,080,110
        Distributions reinvested                   34,145              97,025                 350,446               276,261
        Redeemed                               (2,526,735)        (17,389,850)           (151,635,180)          (90,595,428)
                                          ----------------------------------------------------------------------------------
   Net increase (decrease)                   $   (247,934)       $ (3,587,564)          $    (147,998)        $   1,760,943
                                          ==================================================================================
     Class IV:*
        Issued                               $    149,684        $    571,705                       0                     0
        Distributions reinvested                    1,708               1,788                       0                     0
        Redeemed                                  (65,000)           (496,605)                      0                     0
                                          ----------------------------------------------------------------------------------
   Net increase                              $     86,392        $     76,888                       0                     0
                                          ==================================================================================

                                            MUNICIPAL MONEY MARKET PORTFOLIO                  CASH RESERVE PORTFOLIO
                                          ----------------------------------------------------------------------------------
                                          For the Six Months     For the Year         For the Six Months       For the Year
                                          Ended December 31,    Ended June 30,        Ended December 31,      Ended June 30,
                                           2000 (Unaudited)          2000              2000 (Unaudited)            2000
                                          ----------------------------------------------------------------------------------
Shares/Dollars issued and
   redeemed:
     Class I:
        Issued                               $ 49,668,223        $ 78,082,758           $  36,789,362         $  54,922,903
        Distributions reinvested                       20                  34                  34,853                     6
                                          ----------------------------------------------------------------------------------
        Redeemed                              (29,945,574)        (89,982,141)            (27,179,042)          (52,245,963)
   Net increase (decrease)                   $ 19,722,669        $(11,899,349)          $   9,645,173         $   2,676,946
                                          ==================================================================================

     Class III:
        Issued                               $ 16,487,570        $ 17,506,433           $ 202,099,252         $ 234,279,697
        Distributions reinvested                  141,920             176,738               3,733,241             4,334,765
        Redeemed                               (8,815,685)        (17,488,536)           (143,754,542)         (194,421,126)
                                          ----------------------------------------------------------------------------------
   Net increase                              $  7,813,805        $    194,635           $  62,077,951         $  44,193,336
                                          ==================================================================================

* Class IV of the U.S. Treasury Money Market Portfolio commenced operations on December 2, 1999.

3. INVESTMENT ADVISORY AND MANAGEMENT AND SUB-ADVISORY AGREEMENTS


For managing its investment and business affairs, the Growth & Income Portfolio, Bond Portfolio, Intermediate Bond Portfolio and Tennessee Tax-Free Portfolio each pay First Tennessee Bank National Association ("First Tennessee"), a monthly management fee at the annual rate of .65%, .55%, .50% and .50% respectively, of its average net assets. For managing its investment and business affairs, each of the Money Market Portfolios pays First Tennessee its pro-rated portion of a monthly management fee at the annual rate of .25% of aggregate average monthly net assets of all Money Market Portfolios of the Trust managed by First Tennessee through $1 billion, and .22% on amounts greater than $1 billion. Under the Investment Advisory and Management Agreement, First Tennessee is authorized, at its own expense, to hire sub-advisers to provide investment advice to it and to each Portfolio.

First Tennessee and Delaware Management Company ("DMC") serve as co-advisers of the Capital Appreciation Portfolio pursuant to the authority granted to them under their respective Co-Advisory Agreements with the Portfolio. The Capital Appreciation Portfolio is obligated to pay First Tennessee monthly management fees at the annual rate of .15% of its average net assets. The Capital Appreciation Portfolio is obligated to pay DMC monthly management fees at the annual rate of .70% for the first $50 million of the Portfolio's average net assets and .65% on average net assets of the Portfolio in excess of $50 million. Information contained in this report prior to June 1, 2000, for the Capital Appreciation Portfolio reflects the operations of the Portfolio while Investment Advisers Inc. was co-adviser. DMC was approved as the Portfolio co-adviser at a special meeting of the shareholders of the Portfolio on May 17, 2000.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


3. INVESTMENT ADVISORY AND MANAGEMENT AND SUB-ADVISORY AGREEMENTS (CONTINUED)


For the Growth & Income and Bond Portfolios, Highland Capital Management Corp. ("Highland") serves as the sub-adviser of each Portfolio pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. Highland is an affiliate of First Tennessee and is a wholly-owned subsidiary of First Tennessee National Corporation. Highland is paid by First Tennessee a monthly sub-advisory fee at the annual rate of .38% of Growth & Income Portfolio's average net assets and .33% of Bond Portfolio's average net assets.

For the Intermediate Bond and Tennessee Tax-Free Portfolios, Martin & Company, Inc. ("Martin") serves as sub-adviser of each Portfolio pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. Martin is an affiliate of First Tennessee and is a wholly-owned subsidiary of First Tennessee National Corporation. Martin is paid by First Tennessee a monthly sub-advisory fee at the annual rate of .30% of each Portfolio's average net assets.

For the Money Market Portfolios, BlackRock Institutional Management Corporation ("BlackRock") (formerly PNC Institutional Management Corporation) serves as the sub-adviser of each Portfolio pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. BlackRock is a wholly-owned subsidiary of PNC Bank National Association. BlackRock is paid by First Tennessee a monthly sub-advisory fee at the annual rate of .08% of each Portfolio's average net assets through $500 million, .06% of the next $500 million, and .05% of net assets greater than $1 billion.


4. ADMINISTRATOR, CO-ADMINISTRATOR AND DISTRIBUTOR


ALPS Mutual Funds Services, Inc. serves as Administrator and Distributor for the Trust under separate Administration and General Distribution Agreements. ALPS' duties include distribution services, providing office space and various legal and accounting services in connection with the regulatory requirements applicable to each Portfolio. ALPS is entitled to receive administration fees from each of the Money Market Portfolios at the annual rate of .075% of average net assets and, from the Growth & Income, Capital Appreciation, Bond, Intermediate Bond and Tennessee Tax-Free Portfolios, at the annual rate of .15% of average net assets.

First Tennessee serves as the Co-Administrator for each Portfolio. As the Co-Administrator, First Tennessee assists in each Portfolio's operation, including but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to receive co-administration fees from each Portfolio at the annual rate of .05% of average net assets.

The Trustees have adopted a Distribution Plan on behalf of Class III of each Portfolio and Class IV of the Growth & Income, Capital Appreciation, Tennessee Tax-Free and U.S. Treasury Money Market Portfolios, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Each Class III Distribution Plan provides for payment of a fee to ALPS at the annual rate of up to .75% of the average net assets of Class III of the Growth & Income, Capital Appreciation, Bond, Intermediate Bond and Tennessee Tax-Free Portfolios, and .45% of the average net assets of Class III of each of the Money Market Portfolios. Each Class IV Distribution Plan provides for payment of a fee to ALPS at the annual rate of up to 1.00% of the average net assets of Class IV of the Growth & Income and Capital Appreciation Portfolios, .70% of the average net assets of Class IV of the Tennessee Tax-Free Portfolio and .75% of the average net assets of Class IV of the U.S. Treasury Money Market Portfolio. The Trustees have also adopted Shareholder Servicing Plans on behalf of Class II and III of the Growth & Income, Capital Appreciation, Bond, Intermediate Bond and Tennessee Tax-Free Portfolios under which broker/dealers, advisers or other financial institutions are paid at the annual rate of up to .25% of each class' average net assets for shareholder services and account maintenance.


5. WAIVER OF EXPENSES


Growth & Income, Capital Appreciation, Bond and Intermediate Bond Portfolios:

For the six months ended December 31, 2000, First Tennessee voluntarily agreed to waive its management fee for the Bond and Intermediate Bond Portfolios to
 .30% of each portfolio's average net assets. Pursuant to the voluntary waiver agreement, for the six months ended December 31, 2000, First Tennessee waived management fees of $294,346, and $208,465 for the Bond and Intermediate Bond Portfolios, respectively.

For the six months ended December 31, 2000, the 12b-1 fee charged by Class III of the Bond and Intermediate Bond Portfolios was waived to .50% of average net assets. Pursuant to this waiver, 12b-1 fees were waived in the amount of $2,101 and $1,567 for the Bond and Intermediate Bond Portfolios, respectively.

Tennessee Tax-Free Portfolio:

For the six months ended December 31, 2000, First Tennessee, as Investment Adviser, voluntarily agreed to waive its management fee to .30% of average net assets.

For the one month ended July 31, 2000, the shareholder services fee charged by Class II was waived to .10% of average net assets. Effective August 1, 2000, these sharholder servicing fee waivers were eliminated.

For the six months ended December 31, 2000, the 12b-1 fee and the shareholder services fee charged by Class III of the Tennessee Tax-Free Portfolio were waived to .50% and .00% of average net assets, respectively.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


5. WAIVER OF FEES (CONTINUED)

Pursuant to the voluntary waiver and reimbursement agreements, for the six months ended December 31, 2000, fees were waived for the Tennessee Tax-Free Portfolio as follows:

                  Management fees waived                           $  190,703
                  12b-1 fees waived                                $    9,712
                  Class II shareholder services fees waived        $    1,390
                  Class III Shareholder services fees waived       $    9,680




Money Market Portfolios:

For the six months ended December 31, 2000, First Tennessee voluntarily agreed to waive its management and co-administration fees for the U.S. Treasury Money Market Portfolio to .08% and .00% of average net assets, respectively. Additionally, for the six months ended December 31, 2000, ALPS agreed to waive its entire administration fee for the U.S. Treasury Money Market Portfolio.

For the six months ended December 31, 2000, First Tennessee voluntarily agreed to waive a portion of its management and co-administration fees payable by the U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios to .10% and .025% of average net assets, respectively.

For the six months ended December 31, 2000, the 12b-1 fee charged by Class III of the U. S. Treasury Money Market, U. S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios were limited to .25% of average net assets.

For the six months ended December 31, 2000, the expense waivers were as follows:

                                          Management Fee    Co-Administration Fee     Administration Fee       12b-1 Fee
                                          --------------    ---------------------     ------------------       ---------
U.S. Treasury Money Market                   $  8,700              $ 2,558                  $3,838             $  1,130
U.S. Government Money Market                 $ 79,492              $13,246                  $    0             $ 20,318
Municipal Money Market                       $ 49,970              $ 8,323                  $    0             $  7,623
Cash Reserve                                 $117,993              $19,677                  $    0             $121,698


6. CONVERSION OF COMMON TRUST FUNDS AND COLLECTIVE INVESTMENT POOLS


On March 2, 1998, the Growth & Income Portfolio issued shares in a tax-free conversion to acquire the net assets of the Common Stock - Total Return Fund, the Common Stock - Stable Value Fund and the Common Trust Fund 1 of First Tennessee Bank. The following is a summary of shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired.

                  Shares issued                     11,062,850
                  Net assets acquired           $  227,230,934
                  Net asset value               $        20.54
                  Unrealized appreciation       $   83,270,056

On March 2, 1998, the Growth & Income Portfolio issued shares in a taxable conversion to acquire the net assets of the Pooled Equity Fund and the Common Trust Fund 3 of First Tennessee Bank. The following is a summary of shares issued, net assets acquired and net asset value per share. Because the conversion was taxable, no unrealized appreciation was acquired.

                  Shares issued                      5,341,465
                  Net assets acquired            $ 109,713,703
                  Net asset value                $       20.54

On March 2, 1998, the Bond Portfolio issued shares in a tax-free conversion to acquire the net assets of the Common Fixed Income - Total Return Fund of First Tennessee Bank. The following is a summary of shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired.

                  Shares issued                      4,782,121
                  Net assets acquired             $ 48,681,990
                  Net asset value                 $      10.18
                  Unrealized appreciation         $  2,173,653

On March 2, 1998, the Intermediate Bond Portfolio issued shares in a tax-free conversion to acquire the net assets of the Common Fixed Income - Stable Value Fund, the Pooled Intermediate Bond Fund, the Common Trust Fund 2 and the Common Trust Fund 4 of First Tennessee Bank. The following is a summary of shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. CONVERSION OF COMMON TRUST FUNDS AND COLLECTIVE INVESTMENT POOLS (CONTINUED)

                  Shares issued                     18,490,489
                  Net assets acquired            $ 184,904,888
                  Net asset value                $       10.00
                  Unrealized appreciation        $   1,914,289

On March 2, 1998, the Tennessee Tax-Free Portfolio issued shares in a tax-free conversion to acquire the net assets of the Common Tax-Exempt - Total Return Fund, the Common Tax-Exempt - Stable Value Fund and the Common Trust Fund 5 of First Tennessee Bank. The following is a summary of shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired.

                  Shares issued                     14,429,355
                  Net assets acquired            $ 148,766,645
                  Net asset value                $       10.31
                  Unrealized appreciation        $    5,930,274

7. OTHER

As of December 31, 2000, one shareholder (a related party) owned 14% of the Growth & Income Portfolio, 77% of the Capital Appreciation Portfolio and 42% of the Bond Portfolio. Additionally, as of December 31, 2000, one shareholder owned 13% of the U.S. Treasury Money Market Portfolio, 12% of the U.S. Government Money Market Portfolio, 13% of the Municipal Money Market Portfolio, and 73% of the Cash Reserve Portfolio.

The Trustees of the Trust receive an annual Trustees fee of $6,000 and an additional fee for each Trustees' meeting attended.

--------------------------------------------------------------------------------

                             Intentionally Left Blank

--------------------------------------------------------------------------------

                            [FIRST FUNDS LETTERHEAD]

INVESTMENT ADVISER - ALL PORTFOLIOS EXCEPT CAPITAL APPRECIATION PORTFOLIO


First Tennessee Bank National Association
    Memphis, Tennessee


CO-INVESTMENT ADVISERS - CAPITAL APPRECIATION PORTFOLIO


First Tennessee Bank National Association
    Memphis, Tennessee


Delaware Management Company
    Philadelphia, Pennsylvania

SUB-ADVISER - MONEY MARKET PORTFOLIOS

BlackRock Institutional Management Corporation
    Wilmington, Delaware


SUB-ADVISER - GROWTH & INCOME AND BOND PORTFOLIOS


Highland Capital Management Corporation
    Memphis, Tennessee


SUB-ADVISER - INTERMEDIATE BOND AND TENNESSEE TAX-FREE PORTFOLIOS


Martin & Company, Inc.
    Knoxville, Tennessee


ADMINISTRATOR AND DISTRIBUTOR


ALPS Mutual Funds Services, Inc.
    Denver, Colorado


CO-ADMINISTRATOR

First Tennessee Bank National Association
    Memphis, Tennessee


TRANSFER AND SHAREHOLDER SERVICING AGENT


Boston Financial Data Services
    Boston, Massachusetts


CUSTODIAN


State Street Bank & Trust Company
    Boston, Massachusetts


OFFICERS

Russell Burk, Secretary
Jeremy May, Treasurer


TRUSTEES


Thomas M. Batchelor
John A. DeCell
L.R. Jalenak, Jr.
George P. Lewis
Larry W. Papasan
Richard C. Rantzow


THIS REPORT HAS BEEN PREPARED FOR FIRST FUNDS SHAREHOLDERS AND MAY BE DISTRIBUTED TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A PROSPECTUS.


NOT FDIC INSURED




[LOGO]
Investment Adviser


[ALPS LOGO]
Sponsor and Distributor